UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2019

ASG Dynamic Allocation Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

ASG Tactical U.S. Market Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

ASG DYNAMIC ALLOCATION FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A DAAFX

Robert S. Rickard	Class C DACFX

Derek M. Schug, CFA®	Class Y DAYFX

AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund seeks long-term capital appreciation. The secondary goal of the Fund is the protection of capital during unfavorable market conditions.

Market Conditions

The positive momentum in risk assets that began in the last days of 2018 continued apace through 2019. Punctuated by intermittent volatility throughout the year, the risk-on sentiment in markets globally accelerated into year-end.

The first quarter of the year saw the yield curve invert on Federal Reserve accommodation late in the quarter. Major equity, bond, credit, and energy indices around the world rallied powerfully in response, despite gaps in economic improvement both in the US and other developed-market economies. The first three months of 2019 also saw a remarkable rally in crude oil prices, the best quarterly performance since 2002. The dollar remained steady, while the Turkish lira and, to a lesser degree, the Japanese yen saw significant downside volatility. In the second quarter, global interest rates became correlated in a downward move driven by investor expectations of central bank easing in the near-to-medium term. As economic conditions in the US appeared to synchronize with the softer data from the rest of the world, consensus drove the 10-year US Treasury yield lower at a faster pace through May, ending the quarter at its lowest level since the election-related spike in 2016. Nevertheless, equities finished the quarter higher, pushing through mid-quarter weakness while weather-related devastation to crops in the Midwest US pulled commodity prices up abruptly, reversing steady downward pressure from tariffs.

September was the pivotal point of a coordinated move in bonds, equities, and currencies with a clear shift toward risk-off sentiment occurring mid-month and continuing through the end of the quarter, particularly in bond yields. Equities in the United States and abroad finished the third quarter mostly unchanged, but volatility during the three-month period was generally higher than the trailing quarter, with the VIX Index reaching a high of 24.59% on August 5. European stocks ended a turbulent quarter higher, while emerging market stocks struggled to recover from the mid-quarter drawdown.

The third quarter also saw notable volatility in oil prices. After increasing with risk-on sentiment early in July and August, contracts spiked higher when the Saudi Arabian facility in Abqaiq was attacked in mid-September. The attack put significant amounts of production capability offline and escalated tensions in the region. However, demand concerns on a weak global growth outlook and a well-supplied domestic US oil market pulled prices down steadily after the spike.

1  |

Globally, equities had a very strong year heading into the fourth quarter. Performance continued into year-end helped in part by completion in principle of the Phase 1 deal with China and clarity over Brexit following the convincing election results in the UK. The correlation between bonds and equities that held in the first nine months broke down. Equities continued to drive higher and bond yields began to rise as the positive macro environment caused some investors to question the need for further monetary stimulus.

The constructive macro environment in the fourth quarter was also linked to a softer US dollar as investors pushed demand up for traditionally riskier currencies. The DXY index was down 2.3% in the quarter, while a strong bid was seen in emerging markets bonds, especially in December.

The decisive election results in the United Kingdom had substantial impact on its currency. The pound sterling showed remarkable strength in the fourth quarter, not just against a softening dollar. The pound/euro cross pushed higher by 3.4%. Against the dollar, the pound reached its strongest level since the Brexit referendum passed in 2016. Separately, the Swedish krona had a notable strengthening run against the dollar, with spot prices appreciating more than 5%, which coincided with the Riksbank setting its overnight policy rate at zero after being negative since February 2015.

Resiliency in the US economy was a defining characteristic for the year, especially in labor markets and wage growth. While the Federal Open Market Committee (FOMC) lowered its target rate in October, the plan to keep rates on hold while growing the balance sheet to facilitate liquidity in the repo market supported risk assets’ performance in the fourth quarter.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of ASG Dynamic Allocation Fund returned 16.82% at net asset value. Although the Fund does not seek to track any particular index, the Morningstar® Global Allocation IndexSM may be used as a benchmark for performance analysis. This benchmark returned 18.53% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to invest in global stock and fixed-income markets. The Fund’s strategy is to overweight and/or underweight assets within this universe based on these models. The Fund uses exchange-traded funds and derivative instruments, such as futures contracts, to gain exposure to six classes of global assets: US stocks, developed international stocks, emerging market stocks, US bonds, developed international bonds, and emerging market bonds.

After a difficult end to the previous year, both stocks and bonds posted meaningful gains during 2019. Five of the six asset groups in which the Fund invests contributed to gains during the year. The most significant contribution to Fund performance came from the exposure to US stocks. The Fund began the year underweight the group, but its weight gradually increased from March through year-end as US stock volatility declined and its trend improved. International developed market stocks and all three bond groups also

|  2

ASG DYNAMIC ALLOCATION FUND

contributed gains to the Fund, while emerging market equities posted a modest loss. Finally, the Fund’s strategic currency hedge posted a small loss for the year.

With global stocks exhibiting negative trends and high volatility in late 2018, the Fund entered the year positioned conservatively with an underweight position in equities and an overweight exposure to bonds. As equities rebounded sharply from their 2018 losses early in the year, the Fund underperformed its benchmark through April. The Fund began to pick up on equities’ improving trend in late February and increased its allocation to all three stock groups, helping the Fund’s relative performance as the year progressed. While the Fund’s average exposure to stocks was 61% for all of 2019, approximately equal to the benchmark weight, this masks the dynamic nature of our exposures, which ranged from a low of 13.3% early in the year to a high of 102.2% toward year-end.

The Fund’s bond exposure contributed positively to performance, as the allocation was overweight relative to the benchmark. Exposure to bonds averaged 62% for the year, ranging from a low of 40.2% to a high of 80.9%, with the larger exposures occurring in the first half. Holding higher exposures to bonds in the first part of the year helped Fund performance as the 10-year US Treasury yield declined from January through August before reversing course and rising during the final months. (Declining yields generally contribute to gains in bond prices.) As yields rose late in the year the Fund’s overall bond exposures were reduced, but still finished the year with a small overweight relative to the benchmark.

The Fund relies primarily on a systematic process to identify trends and changes in the asset allocation of the broad hedge fund universe. The Fund has the ability to adjust its total exposure from 0% to 200%. Mostly a result of volatility and trend changes observed across markets, the Fund enters 2020 positioned aggressively relative to the benchmark with a significant overweight in the overall equity exposure. Our stock weight ended the year at 102% compared to 24% at the beginning of 2019, while bonds started the year at a 63% weight and ended at 45%.

The Fund’s portfolio is adjusted on a daily basis to incorporate new information about trends and hedge fund positioning, and seeks to control risk by maintaining an annual standard deviation of daily returns below 20%. While volatility in 2019 was lower compared to 2018, it was far from extreme. The benchmark’s annualized volatility was 5.4%, below 2018 levels and well below its longer-term volatility of 9.0%.1 The Fund’s annualized volatility during 2019 was 7.1%, also lower than its experience in 2018 and well below 20%. While the Fund spent most of 2019 more aggressively positioned than the benchmark, it is important to note that Fund positioning is dynamic and will vary over time relative to the benchmark.

Outlook

Signs of renewed investor confidence can be seen as global equities, and risk assets generally, show fundamental strength and strong sentiment heading into 2020. Looking ahead, the outlook is balanced between stable short-term forces already in place and longer-term structural uncertainties in the US and abroad.

3  |

A short-term positive is the clarity gained from the British election in December. Having been a risk factor since the referendum passed in 2016, the clear message from the recent United Kingdom vote finally opens the path for Brexit in 2020. The UK is now in a position to focus on the terms of its exit from the EU and on minimizing the disruption to its economy.

In Europe and Japan, messaging from central banks points to a low likelihood of policy rates moving any lower after years in negative territory. Markets have already reacted, steadily pushing benchmark sovereign rates higher in both of those major economies. Fiscal stimulus in Europe and Japan will have the effect of strengthening the apparent floor in rates set in the previous year, and we expect those influences on fixed income to persist in 2020. Moreover, the growth outlook in Asia outside of Japan is also positive, with a liftoff spurred on by progress on trade relations between the US and China. Despite monetary and fiscal stimulus, growth challenges will continue in Europe and China as demographics and debt dynamics dampen demand.

In the United States, positive market sentiment and asset fundamentals being carried into 2020 are likely to be constrained by ongoing uncertainties. The presidential election in November will elevate headline risk throughout the year, compounded by primary elections, trade relations, questions about impeachment, and the durability of economic growth and the labor market. US risk asset performance, as well as rates and commodity prices, will be determined by how markets absorb these unknowns and balance the outcomes of a pivotal year in domestic politics.

[1]	Annualized standard deviation of daily returns of Morningstar® Global Allocation IndexSM from 7/1/2002-12/31/2019.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

November 30, 2015 (inception) through December 31, 2019

See notes to chart on page 5.

|  4

ASG DYNAMIC ALLOCATION FUND

Average Annual Total Returns — December 31, 20194

			Expense Ratios[5]
	1 Year	Life of Fund	Gross	Net

Class Y (Inception 11/30/15)
NAV	16.82%	6.61%	1.41%	0.96%

Class A (Inception 11/30/15)
NAV	16.59	6.37	1.68	1.21
With 5.75% Maximum Sales Charge	9.91	4.84

Class C (Inception 11/30/15)
NAV	15.75	5.57	2.40	1.96
With CDSC[1]	14.75	5.57

Comparative Performance
Morningstar® Global Allocation IndexSM[2]	18.53	8.35
Blended Index[3]	20.01	7.84

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Morningstar® Global Allocation IndexSM represents a diverse multi-asset-class portfolio of liquid global asset classes that reflects the global investment opportunities available to an investor with a moderate risk tolerance.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI World Index (Net)/40% Bloomberg Barclays U.S. Aggregate Bond Index. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5  |

ASG GLOBAL ALTERNATIVES FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A GAFAX

David E. Kuenzi, CFA®	Class C GAFCX

Peter A. Lee	Class N GAFNX

Philippe P. Lüdi, CFA®, PhD	Class Y GAFYX

Robert S. Rickard

AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices.

Market Conditions

The positive momentum in risk assets that began in the last days of 2018 continued apace through 2019. Punctuated by intermittent volatility throughout the year, the risk-on sentiment in markets globally accelerated into year-end.

The first quarter of the year saw the yield curve invert on Federal Reserve accommodation late in the quarter. Major equity, bond, credit, and energy indices around the world rallied powerfully in response, despite gaps in economic improvement both in the US and other developed-market economies. The first three months of 2019 also saw a remarkable rally in crude oil prices, the best quarterly performance since 2002. The dollar remained steady, while the Turkish lira and, to a lesser degree, the Japanese yen saw significant downside volatility.

In the second quarter, global interest rates became correlated in a downward move driven by investor expectations of central bank easing in the near-to-medium term. As economic conditions in the US appeared to synchronize with the softer data from the rest of the world, consensus drove the 10-year US Treasury yield lower at a faster pace through May, ending the quarter at its lowest level since the election-related spike in 2016. Nevertheless, equities finished the quarter higher, pushing through mid-quarter weakness while weather-related devastation to crops in the Midwest US pulled commodity prices up abruptly, reversing steady downward pressure from tariffs.

September was the pivotal point of a coordinated move in bonds, equities, and currencies with a clear shift toward risk-off sentiment occurring mid-month and continuing through the end of the quarter, particularly in bond yields. Equities in the United States and abroad finished the third quarter mostly unchanged, but volatility during the three-month period was generally higher than the trailing quarter, with the VIX Index reaching a high of 24.59% on August 5. European stocks ended a turbulent quarter higher, while emerging market stocks struggled to recover from the mid-quarter drawdown.

|  6

ASG GLOBAL ALTERNATIVES FUND

The third quarter also saw notable volatility in oil prices. After increasing with risk-on sentiment early in July and August, contracts spiked higher when the Saudi Arabian facility in Abqaiq was attacked in mid-September. The attack put significant amounts of production capability offline and escalated tensions in the region. However, demand concerns on a weak global growth outlook and a well-supplied domestic US oil market pulled prices down steadily after the spike.

Globally, equities had a very strong year heading into the fourth quarter. Performance continued into year-end helped in part by completion in principle of the Phase 1 deal with China and clarity over Brexit following the convincing election results in the UK. The correlation between bonds and equities that held in the first nine months broke down. Equities continued to drive higher and bond yields began to rise as the positive macro environment caused some investors to question the need for further monetary stimulus.

The constructive macro environment in the fourth quarter was also linked to a softer US dollar as investors pushed demand up for traditionally riskier currencies. The DXY index was down 2.3% in the quarter, while a strong bid was seen in emerging markets bonds, especially in December.

The decisive election results in the United Kingdom had substantial impact on its currency. The pound sterling showed remarkable strength in the fourth quarter, not just against a softening dollar. The pound/euro cross pushed higher by 3.4%. Against the dollar, the pound reached its strongest level since the Brexit referendum passed in 2016. Separately, the Swedish krona had a notable strengthening run against the dollar, with spot prices appreciating more than 5%, which coincided with the Riksbank setting its overnight policy rate at zero after being negative since February 2015.

Resiliency in the US economy was a defining characteristic for the year, especially in labor markets and wage growth. While the FOMC lowered its target rate in October, the plan to keep rates on hold while growing the balance sheet to facilitate liquidity in the repo market supported risk assets’ performance in the fourth quarter.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the ASG Global Alternatives Fund returned 10.49%. Although the Fund does not seek to track any particular index, the Barclay Fund of Funds Index may be used as a benchmark for performance analysis. This benchmark returned 5.86% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund seeks to earn returns from sources like those that drive the typical diversified portfolio of hedge funds. Accordingly, the Fund employs two primary sets of strategies. The hedge fund consensus component seeks to take on exposures that reflect the liquid, broad market exposures of the hedge fund industry as estimated by a proprietary process that uses quantitative models. The Fund’s alternative risk premia (ARP) strategies, on the other hand, attempt to provide an alpha-like return stream reflective of the diversifying returns often provided by hedge funds.

7  |

When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when the price falls. When the Fund takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as the price falls. The Fund typically makes extensive use of futures and forward contracts on global stock indices, fixed income securities, currencies, and commodities, as well as long and short (through equity basket total return swaps and/or short sales) positions in single-name equities. As market events unfold, these exposures result in a profit or loss for the Fund.

During 2019, the Fund experienced significant gains compared to its benchmark. The majority of the returns were driven by the Fund’s hedge fund consensus strategies due to long exposures in both equities and bonds, the strong equity rally and the precipitous drop in bond yields. Within hedge fund consensus, all asset classes contributed positively, with the exception of a small negative contribution from currencies.

The ARP component of the portfolio includes a number of strategies designed to provide access to uncorrelated sources of return. In 2019, the ARP strategies also contributed strongly, with positive performance across the five distinct categories of those strategies.

The contribution from the Fund’s money market holdings was slightly more than 1% as short-maturity interest rates have risen modestly due to actions from the Federal Reserve. The Fund’s portfolio is adjusted on a daily and monthly basis to incorporate new information about hedge funds’ exposures and changing market dynamics or to update risk premia positioning, and on a daily basis to control risk. The risk control mechanism is designed to target an average annual volatility of 9% or less — greater than the typical volatility of bonds, but less than the typical volatility of stocks. The Fund’s realized volatility in 2019 was 4.5%, which is in line with our expectations and consistent with the long-run average level. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Signs of renewed investor confidence can be seen as global equities, and risk assets generally, show fundamental strength and strong sentiment heading into 2020. Looking ahead, the outlook is balanced between stable short-term forces already in place and longer-term structural uncertainties in the US and abroad.

A short-term positive is the clarity gained from the British election in December. Having been a risk factor since the referendum passed in 2016, the clear message from the recent United Kingdom vote finally opens the path for Brexit in 2020. The UK is now in a position to focus on the terms of its exit from the EU and on minimizing the disruption to its economy.

In Europe and Japan, messaging from central banks points to a low likelihood of policy rates moving any lower after years in negative territory. Markets have already reacted, steadily pushing benchmark sovereign rates higher in both of those major economies. Fiscal stimulus in Europe and Japan will have the effect of strengthening the apparent floor in rates set in the previous year, and we expect those influences on fixed income to persist in

|  8

ASG GLOBAL ALTERNATIVES FUND

2020. Moreover, the growth outlook in Asia outside of Japan is also positive, with a liftoff spurred on by progress on trade relations between the US and China. Despite monetary and fiscal stimulus, growth challenges will continue in Europe and China as demographics and debt dynamics dampen demand.

In the United States, positive market sentiment and asset fundamentals being carried into 2020 are likely to be constrained by ongoing uncertainties. The presidential election in November will elevate headline risk throughout the year, compounded by primary elections, trade relations, questions about impeachment, and the durability of economic growth and the labor market. US risk asset performance, as well as rates and commodity prices, will be determined by how markets absorb these unknowns and balance the outcomes of a pivotal year in domestic politics.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

9  |

Average Annual Total Returns — December 31, 20193

				Life of Class N	Expense Ratios[4]
	1 Year	5 Year	10 Year		Gross	Net

Class Y (Inception 9/30/08)
NAV	10.49%	1.49%	3.41%	—%	1.32%	1.31%

Class A (Inception 9/30/08)
NAV	10.26	1.23	3.15	—	1.57	1.56
With 5.75% Maximum Sales Charge	3.96	0.04	2.54	—

Class C (Inception 9/30/08)
NAV	9.48	0.48	2.38	—	2.32	2.31
With CDSC[1]	8.48	0.48	2.38	—

Class N (Inception 5/1/13)
NAV	10.48	1.50	—	2.88	1.27	1.26

Comparative Performance
Barclay Fund of Funds Index[2]	5.86	1.20	2.04	2.00

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month. Index returns are recalculated by BarclayHedge, Ltd. throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Fund of Funds Index returns reported by the fund may differ from the index returns for the same period published by others.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

ASG MANAGED FUTURES STRATEGY FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A AMFAX

Kathryn M. Kaminski, PhD	Class C ASFCX

Philippe P. Lüdi, CFA®, PhD	Class N AMFNX

John C. Perry, PhD	Class Y ASFYX

Robert S. Rickard

AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation.

Market Conditions

The positive momentum in risk assets that began in the last days of 2018 continued apace through 2019. Punctuated by intermittent volatility throughout the year, the risk-on sentiment in markets globally accelerated into year-end.

The first quarter of the year saw the yield curve invert on Federal Reserve accommodation late in the quarter. Major equity, bond, credit, and energy indices around the world rallied powerfully in response, despite gaps in economic improvement both in the US and other developed-market economies. The first three months of 2019 also saw a remarkable rally in crude oil prices, the best quarterly performance since 2002. The dollar remained steady, while the Turkish lira and, to a lesser degree, the Japanese yen saw significant downside volatility.

In the second quarter, global interest rates became correlated in a downward move driven by investor expectations of central bank easing in the near-to-medium term. As economic conditions in the US appeared to synchronize with the softer data from the rest of the world, consensus drove the 10-year US Treasury yield lower at a faster pace through May, ending the quarter at its lowest level since the election-related spike in 2016. Nevertheless, equities finished the quarter higher, pushing through mid-quarter weakness while weather-related devastation to crops in the Midwest US pulled commodity prices up abruptly, reversing steady downward pressure from tariffs.

September was the pivotal point of a coordinated move in bonds, equities, and currencies with a clear shift toward risk-off sentiment occurring mid-month and continuing through the end of the quarter, particularly in bond yields. Equities in the United States and abroad finished the third quarter mostly unchanged, but volatility during the three-month period was generally higher than the trailing quarter, with the VIX Index reaching a high of 24.59% on August 5. European stocks ended a turbulent quarter higher, while emerging market stocks struggled to recover from the mid-quarter drawdown.

The third quarter also saw notable volatility in oil prices. After increasing with risk-on sentiment early in July and August, contracts spiked higher when the Saudi Arabian facility

11  |

in Abqaiq was attacked in mid-September. The attack put significant amounts of production capability offline and escalated tensions in the region. However, demand concerns on a weak global growth outlook and a well-supplied domestic US oil market pulled prices down steadily after the spike.

Globally, equities had a very strong year heading into the fourth quarter. Performance continued into year-end, helped in part by completion in principle of the Phase 1 deal with China and clarity over Brexit following the convincing election results in the UK. The correlation between bonds and equities that held in the first nine months broke down. Equities continued to drive higher and bond yields began to rise as the positive macro environment caused some investors to question the need for further monetary stimulus.

The constructive macro environment in the fourth quarter was also linked to a softer US dollar as investors pushed demand up for traditionally riskier currencies. The DXY index was down 2.3% in the quarter, while a strong bid was seen in emerging markets bonds, especially in December.

The decisive election results in the United Kingdom had substantial impact on its currency. The pound sterling showed remarkable strength in the fourth quarter, not just against a softening dollar. The pound/euro cross pushed higher by 3.4%. Against the dollar, the pound reached its strongest level since the Brexit referendum passed in 2016. Separately, the Swedish krona had a notable strengthening run against the dollar, with spot prices appreciating more than 5%, which coincided with the Riksbank setting its overnight policy rate at zero after being negative since February 2015.

Resiliency in the US economy was a defining characteristic for the year, especially in labor markets and wage growth. While the FOMC lowered its target rate in October, the plan to keep rates on hold while growing the balance sheet to facilitate liquidity in the repo market supported risk assets’ performance in the fourth quarter.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of ASG Managed Futures Strategy Fund returned 8.35%. Although the Fund does not seek to track any particular index, one index that may be used for performance analysis is the Credit Suisse Managed Futures Liquid Index. This benchmark returned -4.56% over the same period. The SG Trend Index may also be used as a benchmark for performance analysis as it reflects a peer group of diversified, primarily trend-following investment managers. This benchmark returned 9.23% over the same period. It is important to note that there are material differences between the Fund and these benchmarks.

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to identify trends in global stock, fixed income, currency, and commodity markets. When the Fund takes on a “long” exposure to a market, that exposure generally profits as the price of the underlying security rises but suffers losses when its price falls; when it takes on a “short” exposure, that exposure generally suffers losses as the price of the underlying security rises but profits as its

|  12

ASG MANAGED FUTURES STRATEGY FUND

price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

For the 12-month period ended December 31, 2019, the Fund’s performance benefited from large moves in global markets. Gains came primarily from fixed income markets with moderate gains in equity markets. Losses came from commodity and currency markets. In equities, the Fund started the year with short positions and subsequently was caught on the wrong side of the swift recovery in equity markets in January. The Fund recovered from this to end the year with positive gains in US and international developed equities with moderate losses in emerging markets.

In fixed income, the Fund benefited in both US and international fixed-income markets as global yields fell drastically for the first eight months of the year. In currencies, emerging market currencies and the Canadian dollar detracted. Performance across other developed markets was mixed, with gains in European currencies being offset by losses in the Japanese yen and the New Zealand dollar.

The commodity sector, was the most difficult in 2019 with all four subsectors detracting from performance. The biggest detractor was the energy sector which remained range-bound for most of the first part of the year. Metals and agricultural commodities also detracted meaningfully from performance.

The contribution from the Fund’s money market holdings was slightly more than 1%, as short-maturity interest rates have risen modestly due to actions from the Federal Reserve. The Fund’s portfolio is adjusted on a daily basis to reflect market trends as well as to control risk. The risk control mechanism is designed to target an annualized portfolio volatility of 17% or less. The Fund’s realized volatility in 2019 was 10.9%, which is consistent with our risk management objectives. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Signs of renewed investor confidence can be seen as global equities, and risk assets generally, show fundamental strength and strong sentiment heading into 2020. Looking ahead, the outlook is balanced between stable short-term forces already in place and longer-term structural uncertainties in the US and abroad.

A short-term positive is the clarity gained from the British election in December. Having been a risk factor since the referendum passed in 2016, the clear message from the recent United Kingdom vote finally opens the path for Brexit in 2020. The UK is now in a position to focus on the terms of its exit from the EU and on minimizing the disruption to its economy.

In Europe and Japan, messaging from central banks points to a low likelihood of policy rates moving any lower after years in negative territory. Markets have already reacted, steadily pushing benchmark sovereign rates higher in both of those major economies. Fiscal stimulus in Europe and Japan will have the effect of strengthening the apparent floor in rates set in the previous year, and we expect those influences on fixed income to persist in 2020. Moreover, the growth outlook in Asia outside of Japan is also positive, with a liftoff

13  |

spurred on by progress on trade relations between the US and China. Despite monetary and fiscal stimulus, growth challenges will continue in Europe and China as demographics and debt dynamics dampen demand.

In the United States, positive market sentiment and asset fundamentals being carried into 2020 are likely to be constrained by ongoing uncertainties. The presidential election in November will elevate headline risk throughout the year, compounded by primary elections, trade relations, questions about impeachment, and the durability of economic growth and the labor market. US risk asset performance, as well as rates and commodity prices, will be determined by how markets absorb these unknowns and balance the outcomes of a pivotal year in domestic politics.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

July 30, 2010 (inception) through December 31, 2019

See notes to chart on page 15.

|  14

ASG MANAGED FUTURES STRATEGY FUND

Average Annual Total Returns — December 31, 20194

	1 Year	5 Year	Life of Class		Expense Ratios[5]
					Gross	Net

Class Y (Inception 7/30/10)			Class Y/A/C	Class N
NAV	8.35%	-1.14%	3.01%	—%	1.45%	1.45%

Class A (Inception 7/30/10)
NAV	8.09	-1.38	2.76	—	1.70	1.70
With 5.75% Maximum Sales Charge	1.84	-2.54	2.12	—

Class C (Inception 7/30/10)
NAV	7.30	-2.13	1.98	—	2.45	2.45
With CDSC[1]	6.30	-2.13	1.98	—

Class N (Inception 5/01/17)
NAV	8.45	—	—	0.59	1.36	1.36

Comparative Performance
Credit Suisse Managed Futures Liquid Index[2]	-4.56	-0.77	—	-2.18
SG Trend Index[3]	9.23	-0.75	2.06	1.80

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Credit Suisse Managed Futures Liquid Index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including equities, fixed-income, commodities and currencies. Relative performance for the Credit Suisse Managed Futures Liquid Index is not available prior to January 31, 2011, which is the inception date of the index.

3

SG Trend Index is equal-weighted, reconstituted and rebalanced annually. The index calculates the net daily rate of return for a pool of Commodity Trading Advisors (CTAs) selected from the larger managers that are open to new investment. AlphaSimplex Group, LLC is part of this index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

15  |

ASG TACTICAL U.S. MARKET FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A USMAX

Robert S. Rickard	Class C USMCX

AlphaSimplex Group, LLC (Adviser)	Class Y USMYX

Kevin H. Maeda

Serena V. Stone, CFA®

Active Index Advisors®, a division of Natixis Advisors, L.P. (Subadviser)

Investment Goal

The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions.

Market Conditions

The positive momentum in risk assets that began in the last days of 2018 continued apace through 2019. Punctuated by intermittent volatility throughout the year, the risk-on sentiment in markets globally accelerated into year-end.

The first quarter of the year saw the yield curve invert on Federal Reserve accommodation late in the quarter. Major equity, bond, credit, and energy indices around the world rallied powerfully in response, despite gaps in economic improvement both in the US and in other developed-market economies. The first three months of 2019 also saw a remarkable rally in crude oil prices, the best quarterly performance since 2002. The dollar remained steady, while the Turkish lira and, to a lesser degree, the Japanese yen saw significant downside volatility. In the second quarter, global interest rates became correlated in a downward move driven by investor expectations of central bank easing in the near-to-medium term. As economic conditions in the US appeared to synchronize with the softer data from the rest of the world, consensus drove the 10-year US Treasury yield lower at a faster pace through May, ending the quarter at its lowest level since the election-related spike in 2016. Nevertheless, equities finished the quarter higher, pushing through mid-quarter weakness while weather-related devastation to crops in the Midwest US pulled commodity prices up abruptly, reversing steady downward pressure from tariffs.

September was the pivotal point of a coordinated move in bonds, equities, and currencies with a clear shift toward risk-off sentiment occurring mid-month and continuing through the end of the quarter, particularly in bond yields. Equities in the United States and abroad finished the third quarter mostly unchanged, but volatility during the three-month period was generally higher than the trailing quarter, with the VIX Index reaching a high of 24.59% on August 5. European stocks ended a turbulent quarter higher, while emerging market stocks struggled to recover from the mid-quarter drawdown.

The third quarter also saw notable volatility in oil prices. After increasing with risk-on sentiment early in July and August, contracts spiked higher when the Saudi Arabian facility in Abqaiq was attacked in mid-September. The attack put significant amounts of

|  16

ASG TACTICAL U.S. MARKET FUND

production capability offline and escalated tensions in the region. However, demand concerns on a weak global growth outlook and a well-supplied domestic US oil market pulled prices down steadily after the spike.

Globally, equities had a very strong year heading into the fourth quarter. Performance continued into year-end, helped in part by completion in principle of the Phase 1 deal with China and clarity over Brexit following the convincing election results in the UK. The correlation between bonds and equities that held in the first nine months broke down. Equities continued to drive higher and bond yields began to rise as the positive macro environment caused some investors to question the need for further monetary stimulus.

The constructive macro environment in the fourth quarter was also linked to a softer US dollar as investors pushed demand up for traditionally riskier currencies. The DXY index was down 2.3% in the quarter, while a strong bid was seen in emerging markets bonds, especially in December.

The decisive election results in the United Kingdom had substantial impact on its currency. The pound sterling showed remarkable strength in the fourth quarter, not just against a softening dollar. The pound/euro cross pushed higher by 3.4%. Against the dollar, the pound reached its strongest level since the Brexit referendum passed in 2016. Separately, the Swedish krona had a notable strengthening run against the dollar, with spot prices appreciating more than 5%, which coincided with the Riksbank setting its overnight policy rate at zero after being negative since February 2015.

Resiliency in the US economy was a defining characteristic for the year, especially in labor markets and wage growth. While the FOMC lowered its target rate in October, the plan to keep rates on hold while growing the balance sheet to facilitate liquidity in the repo market supported risk assets’ performance in the fourth quarter.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of ASG Tactical U.S. Market Fund returned 23.34% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 31.49% over the same period.

Explanation of Fund Performance

The Fund’s strategy is to manage a core portfolio of large-capitalization US equities and exchange-traded funds, together with an overlay of futures contracts that is designed to increase or decrease the portfolio’s overall equity market exposure based on a proprietary model of risk-of-loss. During periods when the risk-of-loss in the US equity market appears high, the futures overlay is employed to reduce the portfolio’s sensitivity to the market, and during more favorable periods the overlay is employed to increase the portfolio’s market participation.

During the 12-month period ended December 31, 2019, the core equity portfolio offered performance broadly consistent with the performance of US equity markets, slightly underperforming the benchmark for the period. In addition to the core equity portfolio, the

17  |

Fund also held positions in futures contracts on the S&P 500® Index in order to adjust the Fund’s market participation based on market conditions.

At the beginning of 2019, the manager’s systematic, quantitative assessment of recent risk and return in US equity markets suggested that overall equity risk was high compared to historical norms, leading to a target equity exposure of 50%–75% of the benchmark during the month of January. As equities rebounded and risk subsided, the portfolio’s target equity exposure increased to 100% early in the second quarter. The Fund’s target exposure generally rest between 100% and 120% for the remainder of the year. The Fund’s reduced exposure during the first quarter of the year, a period of strong equity performance, accounts for most of the underperformance relative to its benchmark during the year. The remaining assets were held in money market positions, which allowed the portfolio to benefit from increased US interest rates.

Outlook

Signs of renewed investor confidence can be seen as global equities, and risk assets generally, show fundamental strength and strong sentiment heading into 2020. Looking ahead, the outlook is balanced between stable short-term forces already in place and longer-term structural uncertainties in the US and abroad.

A short-term positive is the clarity gained from the British election in December. Having been a risk factor since the referendum passed in 2016, the clear message from the recent United Kingdom vote finally opens the path for Brexit in 2020. The UK is now in a position to focus on the terms of its exit from the EU and on minimizing the disruption to its economy.

In Europe and Japan, messaging from central banks points to a low likelihood of policy rates moving any lower after years in negative territory. Markets have already reacted, steadily pushing benchmark sovereign rates higher in both of those major economies. Fiscal stimulus in Europe and Japan will have the effect of strengthening the apparent floor in rates set in the previous year, and we expect those influences on fixed income to persist in 2020. Moreover, the growth outlook in Asia outside of Japan is also positive, with a liftoff spurred on by progress on trade relations between the US and China. Despite monetary and fiscal stimulus, growth challenges will continue in Europe and China as demographics and debt dynamics dampen demand.

In the United States, positive market sentiment and asset fundamentals being carried into 2020 are likely to be constrained by ongoing uncertainties. The presidential election in November will elevate headline risk throughout the year, compounded by primary elections, trade relations, questions about impeachment, and the durability of economic growth and the labor market. US risk asset performance, as well as rates and commodity prices, will be determined by how markets absorb these unknowns and balance the outcomes of a pivotal year in domestic politics.

|  18

ASG TACTICAL U.S. MARKET FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2013 (inception) through December 31, 2019

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	SPDR® S&P 500® ETF Trust	9.62%
2	Microsoft Corp.	2.41
3	Apple, Inc.	1.91
4	Amazon.com, Inc.	1.66
5	Walt Disney Co. (The)	1.07
6	Berkshire Hathaway, Inc., Class B	1.06
7	Bank of America Corp.	1.04
8	Adobe, Inc.	0.97
9	Merck & Co., Inc.	0.90
10	Chevron Corp.	0.89

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

19  |

Average Annual Total Returns — December 31, 20194

				Expense Ratios[5]
	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 9/30/13)
NAV	23.34%	8.68%	11.46%	1.08%	1.00%

Class A (Inception 9/30/13)
NAV	22.94	8.39	11.16	1.33	1.25
With 5.75% Maximum Sales Charge	15.84	7.12	10.11

Class C (Inception 9/30/13)
NAV	22.04	7.58	10.34	2.08	2.00
With CDSC[1]	21.04	7.58	10.34

Comparative Performance
S&P 500® Index[2]	31.49	11.70	13.26
Barclay Equity Long/Short Index[3]	7.08	3.25	3.83

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3

Barclay Equity Long/Short Index is comprised of equity-oriented hedge funds which hold both long and short stock positions and tend to tactically vary their net market exposure, i.e., market beta, based on their assessment of market risk and expected return. Index returns are recalculated by BarclayHedge Ltd. throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Equity Long/Short Index returns reported by the fund may differ from the index returns for the same period published by others.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

21  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ASG DYNAMIC ALLOCATION FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,075.10	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$1,071.00	$9.92
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class Y
Actual	$1,000.00	$1,075.30	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90% and 0.90% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  22

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,032.90	$7.89
Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83
Class C
Actual	$1,000.00	$1,029.30	$11.71
Hypothetical (5% return before expenses)	$1,000.00	$1,013.66	$11.62
Class N
Actual	$1,000.00	$1,033.20	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.96	$6.31
Class Y
Actual	$1,000.00	$1,034.30	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.54%, 2.29%, 1.24% and 1.29% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,016.30	$8.64
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class C
Actual	$1,000.00	$1,012.40	$12.43
Hypothetical (5% return before expenses)	$1,000.00	$1,012.86	$12.43
Class N
Actual	$1,000.00	$1,017.20	$6.91
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92
Class Y
Actual	$1,000.00	$1,017.30	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.70%, 2.45%, 1.36% and 1.45% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

23  |

ASG TACTICAL U.S. MARKET FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,109.40	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.96	$6.31
Class C
Actual	$1,000.00	$1,105.10	$10.56
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
Class Y
Actual	$1,000.00	$1,111.00	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.22	$5.04

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.24%, 1.99% and 0.99% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  24

Portfolio of Investments – as of December 31, 2019

ASG Dynamic Allocation Fund

Shares	Description	Value (†)
Exchange-Traded Funds — 50.9% of Net Assets
24,379	iShares® Core U.S. Aggregate Bond ETF	$2,739,468
11,169	iShares® Edge MSCI Minimum Volatility Emerging Markets ETF	655,174
14,650	iShares® JP Morgan USD Emerging Markets Bond ETF	1,678,304
52,690	SPDR® Bloomberg Barclays International Treasury Bond ETF	1,517,999
9,972	Vanguard FTSE All World ex-U.S. Small-Cap ETF	1,107,889
25,152	Vanguard FTSE Developed Markets ETF	1,108,197
12,913	Vanguard FTSE Emerging Markets ETF	574,241
19,039	Vanguard FTSE Europe ETF	1,115,685
15,573	Vanguard FTSE Pacific ETF	1,083,569
28,378	Vanguard Intermediate-Term Corporate Bond ETF	2,591,763
12,472	Vanguard Mid-Cap ETF	2,222,261
25,769	Vanguard Total International Bond ETF	1,458,010
14,272	Vanguard Total Stock Market ETF	2,335,185
19,013	Vanguard Value ETF	2,278,708

	Total Exchange-Traded Funds (Identified Cost $20,229,964)	22,466,453

Principal Amount
Short-Term Investments — 47.1%
	Certificates of Deposit — 33.3%
$2,000,000	Credit Agricole Corporate & Investment Bank (NY), 1.530%, 1/06/2020	1,999,961
500,000	Landesbank Baden-Wuerttemberg (NY), 1.780%, 1/17/2020	500,004
500,000	Landesbank Baden-Wuerttemberg (NY), 1.900%, 1/21/2020	500,027
1,000,000	DZ Bank (NY), 2.090%, 1/24/2020(a)	1,000,170
700,000	Landesbank Hessen (NY), 1.810%, 2/06/2020	700,136
750,000	Sumitomo Mitsui Trust Bank (NY), 1-month LIBOR + 0.230%, 1.971%, 2/13/2020(b)	750,172
750,000	MUFG Bank Ltd. (NY), 2.000%, 2/18/2020(a)	750,194
1,000,000	Norinchukin Bank (NY), 1.870%, 2/20/2020(a)	1,000,037
1,000,000	Bank of Montreal (IL), 1.950%, 2/28/2020	1,000,079
1,000,000	Mizuho Bank Ltd. (NY), 1-month LIBOR + 0.200%, 1.964%, 4/20/2020(b)	999,860
500,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.190%, 1.935%, 5/18/2020(a)(b)	499,994
1,000,000	National Australia Bank (NY), 1-month LIBOR + 0.150%, 1.915%, 5/20/2020(a)(b)	999,839
1,000,000	Nordea Bank ABP (NY), 3-month LIBOR + 0.060%, 1.948%, 6/11/2020(b)	999,998
500,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.180%, 1.916%, 6/12/2020(a)(b)	499,935
1,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 3-month LIBOR + 0.070%, 1.964%, 6/16/2020(b)	999,998
500,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.210%, 1.925%, 7/10/2020(a)(b)	499,944
1,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 2.075%, 10/20/2020(a)(b)	1,000,264

		14,700,612

	Time Deposits — 6.3%
2,000,000	Canadian Imperial Bank of Commerce, 1.500%, 1/02/2020	2,000,000
800,000	Skandinaviska Enskilda Banken (NY), 1.500%, 1/02/2020	800,000

		2,800,000

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

ASG Dynamic Allocation Fund – (continued)

Principal Amount	Description	Value (†)
	Commercial Paper — 2.8%
$500,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.803%, 1/03/2020(c)	$499,928
750,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.804%, 1/22/2020(c)	749,169

		1,249,097

	Other Notes — 2.3%
500,000	Bank of America NA, 2.020%, 1/09/2020	500,065
500,000	Bank of America NA, 1.840%, 6/15/2020	499,975

		1,000,040

	Treasuries — 1.9%
400,000	U.S. Treasury Bills, 1.486%, 2/06/2020(c)(d)	399,421
450,000	U.S. Treasury Bills, 1.500%, 1/09/2020(c)(d)	449,877

		849,298

	Repurchase Agreement — 0.5%
208,747	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $208,757 on 1/02/2020 collateralized by $210,000 U.S. Treasury Note, 2.750% due 9/15/2021 valued at $215,712 including accrued interest (Note 2 of Notes to Financial Statements)	208,747

	Total Short-Term Investments (Identified Cost $20,807,224)	20,807,794

	Total Investments — 98.0% (Identified Cost $41,037,188)	43,274,247
	Other assets less liabilities — 2.0%	886,614

	Net Assets — 100.0%	$44,160,861

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
SPDR®	Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

ASG Dynamic Allocation Fund – (continued)

At December 31, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	3/31/2020	16	$1,904,406	$1,897,750	$(6,656)
10 Year Australia Government Bond	3/16/2020	14	1,430,725	1,404,492	(26,233)
10 Year U.S. Treasury Note	3/20/2020	15	1,943,859	1,926,328	(17,531)
30 Year U.S. Treasury Bond	3/20/2020	12	1,909,742	1,870,875	(38,867)
ASX SPI 200™	3/19/2020	18	2,111,109	2,085,144	(25,965)
CAC 40®	1/17/2020	33	2,203,179	2,209,861	6,682
E-mini Dow	3/20/2020	35	4,907,066	4,988,900	81,834
E-mini NASDAQ 100	3/20/2020	28	4,726,057	4,901,260	175,203
E-mini Russell 2000	3/20/2020	59	4,840,827	4,928,270	87,443
E-mini S&P 500®	3/20/2020	30	4,705,197	4,846,650	141,453
EURO STOXX 50®	3/20/2020	51	2,141,695	2,133,237	(8,458)
FTSE 100 Index	3/20/2020	22	2,167,356	2,185,298	17,942
German Euro Bund	3/06/2020	7	1,351,446	1,338,670	(12,776)
MSCI EAFE Index	3/20/2020	21	2,088,606	2,138,325	49,719
MSCI Emerging Markets Index	3/20/2020	1	55,950	56,010	60
MSCI Singapore	1/30/2020	2	55,080	55,244	164
MSCI Taiwan Index	1/30/2020	1	46,500	45,960	(540)
TOPIX	3/12/2020	13	2,053,283	2,059,086	5,803
UK Long Gilt	3/27/2020	8	1,402,353	1,392,207	(10,146)

Total					$419,131

At December 31, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Dollar Index	3/16/2020	107	$10,404,787	$10,278,206	$126,581

Investment Summary at December 31, 2019

Exchange-Traded Funds	50.9%
Certificates of Deposit	33.3
Time Deposits	6.3
Commercial Paper	2.8
Other Notes	2.3
Other Investments, less than 2% each	2.4

Total Investments	98.0
Other assets less liabilities (including futures contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund

Shares	Description	Value (†)
Common Stocks — 23.1% of Net Assets
	Aerospace & Defense — 0.3%
34,637	Arconic, Inc.	$1,065,781
10,294	United Technologies Corp.	1,541,629

		2,607,410

	Banks — 1.1%
17,380	Carolina Financial Corp.	751,337
43,434	Carter Bank & Trust(a)	1,030,254
17,440	Citigroup, Inc.	1,393,282
96,054	HarborOne Bancorp, Inc.(a)	1,055,633
33,208	IBERIABANK Corp.	2,484,955
107,629	Investors Bancorp, Inc.	1,282,400
20,493	U.S. Bancorp	1,215,030

		9,212,891

	Beverages — 0.2%
20,534	Coca-Cola European Partners PLC	1,044,770
3,362	PepsiCo, Inc.	459,484

		1,504,254

	Biotechnology — 0.1%
3,016	Exact Sciences Corp.(a)	278,920
4,037	Ionis Pharmaceuticals, Inc.(a)	243,875

		522,795

	Building Products — 0.1%
26,024	Apogee Enterprises, Inc.	845,780

	Capital Markets — 0.6%
29,960	Bank of New York Mellon Corp. (The)	1,507,887
3,830	Blackstone Group, Inc. (The)	214,250
18,343	Brookfield Asset Management, Inc., Class A	1,060,225
676	MarketAxess Holdings, Inc.	256,278
45,961	TD Ameritrade Holding Corp.	2,284,262

		5,322,902

	Chemicals — 0.2%
5,592	Ecolab, Inc.	1,079,200
20,765	Westlake Chemical Partners LP	548,611

		1,627,811

	Commercial Services & Supplies — 0.2%
11,665	Republic Services, Inc.	1,045,534
7,912	Waste Management, Inc.	901,651

		1,947,185

	Communications Equipment — 0.0%
1,359	Ubiquiti, Inc.	256,824

	Construction & Engineering — 0.2%
32,263	AECOM(a)	1,391,503

See accompanying notes to financial statements.

|  28

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Construction Materials — 0.1%
9,556	Eagle Materials, Inc.	$866,347

	Consumer Finance — 0.1%
124,111	SLM Corp.	1,105,829

	Containers & Packaging — 0.2%
9,040	AptarGroup, Inc.	1,045,205
16,879	Sonoco Products Co.	1,041,772

		2,086,977

	Distributors — 0.1%
29,705	LKQ Corp.(a)	1,060,469

	Diversified Consumer Services — 0.3%
1,630	Graham Holdings Co., Class B	1,041,554
66,557	OneSpaWorld Holdings Ltd.(a)	1,120,820

		2,162,374

	Diversified Financial Services — 0.1%
3	Berkshire Hathaway, Inc., Class A(a)	1,018,770

	Electric Utilities — 1.0%
5,230	ALLETE, Inc.	424,519
8,522	Alliant Energy Corp.	466,324
4,842	American Electric Power Co., Inc.	457,617
8,027	Avangrid, Inc.	410,661
4,886	Duke Energy Corp.	445,652
3,761	Entergy Corp.	450,568
6,808	Evergy, Inc.	443,133
5,610	Eversource Energy	477,243
10,618	Exelon Corp.	484,075
9,179	FirstEnergy Corp.	446,099
9,917	Hawaiian Electric Industries, Inc.	464,711
4,092	IDACORP, Inc.	437,026
1,876	NextEra Energy, Inc.	454,292
10,264	OGE Energy Corp.	456,440
4,665	Pinnacle West Capital Corp.	419,523
7,883	Portland General Electric Co.	439,792
7,234	Southern Co. (The)	460,806
7,128	Xcel Energy, Inc.	452,557

		8,091,038

	Electronic Equipment, Instruments & Components — 0.1%
2,410	Keysight Technologies, Inc.(a)	247,338
876	Zebra Technologies Corp., Class A(a)	223,766

		471,104

	Entertainment — 0.3%
57,055	Lions Gate Entertainment Corp., Class A(a)	608,206
5,202	Madison Square Garden Co. (The), Class A(a)	1,530,377
11,230	World Wrestling Entertainment, Inc., Class A	728,490

		2,867,073

See accompanying notes to financial statements.

29  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Food & Staples Retailing — 0.6%
29,105	Sysco Corp.	$2,489,642
33,681	US Foods Holding Corp.(a)	1,410,897
8,771	Walmart, Inc.	1,042,345

		4,942,884

	Food Products — 0.6%
22,997	Campbell Soup Co.	1,136,512
27,350	Conagra Brands, Inc.	936,464
20,530	Hain Celestial Group, Inc. (The)(a)	532,856
44,888	Mondelez International, Inc., Class A	2,472,431

		5,078,263

	Gas Utilities — 0.3%
3,995	Atmos Energy Corp.	446,880
5,084	ONE Gas, Inc.	475,710
42,315	Suburban Propane Partners LP	924,583
9,874	UGI Corp.	445,910

		2,293,083

	Health Care Equipment & Supplies — 0.6%
18,063	Baxter International, Inc.	1,510,428
10,191	Danaher Corp.	1,564,115
999	DexCom, Inc.(a)	218,521
8,883	Zimmer Biomet Holdings, Inc.	1,329,607

		4,622,671

	Health Care Providers & Services — 0.2%
14,133	Magellan Health, Inc.(a)	1,105,907
1,605	Molina Healthcare, Inc.(a)	217,783

		1,323,690

	Health Care Technology — 0.2%
20,488	Cerner Corp.	1,503,615
1,717	Veeva Systems, Inc., Class A(a)	241,513

		1,745,128

	Hotels, Restaurants & Leisure — 1.3%
38,267	Bloomin’ Brands, Inc.	844,553
1,329	Chipotle Mexican Grill, Inc.(a)	1,112,519
14,365	Hilton Worldwide Holdings, Inc.	1,593,222
13,104	Jack in the Box, Inc.	1,022,505
5,259	McDonald’s Corp.	1,039,231
36,140	MGM Resorts International	1,202,378
16,144	Starbucks Corp.	1,419,380
52,165	Wendy’s Co. (The)	1,158,585
9,773	Yum! Brands, Inc.	984,434

		10,376,807

	Household Durables — 0.3%
110,650	William Lyon Homes, Class A(a)	2,210,787

See accompanying notes to financial statements.

|  30

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Household Products — 0.2%
13,101	Procter & Gamble Co. (The)	$1,636,315

	Independent Power & Renewable Electricity Producers — 0.1%
40,304	Atlantica Yield PLC	1,063,623

	Industrial Conglomerates — 0.1%
74,555	General Electric Co.	832,034

	Insurance — 1.6%
19,558	Aflac, Inc.	1,034,618
9,444	Allstate Corp. (The)	1,061,978
9,464	American Financial Group, Inc.	1,037,728
10,942	Arthur J. Gallagher & Co.	1,042,007
25,822	Brown & Brown, Inc.	1,019,453
6,737	Chubb Ltd.	1,048,681
7,434	Hanover Insurance Group, Inc. (The)	1,016,005
20,507	Loews Corp.	1,076,412
878	Markel Corp.(a)	1,003,703
9,388	Marsh & McLennan Cos., Inc.	1,045,917
7,810	Travelers Cos., Inc. (The)	1,069,579
956	White Mountains Insurance Group Ltd.	1,066,428
14,384	WR Berkley Corp.	993,934

		13,516,443

	Interactive Media & Services — 0.2%
4,445	IAC/InterActiveCorp(a)	1,107,294
7,119	Twitter, Inc.(a)	228,164

		1,335,458

	Internet & Direct Marketing Retail — 0.2%
32,526	eBay, Inc.	1,174,514
378	MercadoLibre, Inc.(a)	216,193

		1,390,707

	IT Services — 0.9%
6,849	Alliance Data Systems Corp.	768,458
14,706	Amdocs Ltd.	1,061,626
13,361	GoDaddy, Inc., Class A(a)	907,479
30,322	InterXion Holding NV(a)	2,541,287
7,070	Jack Henry & Associates, Inc.	1,029,887
2,181	Okta, Inc.(a)	251,622
68,431	Repay Holdings Corp.(a)	1,002,514
3,968	Square, Inc., Class A(a)	248,238

		7,811,111

	Leisure Products — 0.1%
47,555	Callaway Golf Co.	1,008,166

	Machinery — 0.3%
14,563	ITT, Inc.	1,076,351
26,912	Terex Corp.	801,439

See accompanying notes to financial statements.

31  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Machinery — continued
40,938	Trinity Industries, Inc.	$906,777

		2,784,567

	Media — 0.1%
14,028	Loral Space & Communications, Inc.(a)	453,385

	Metals & Mining — 0.1%
3,552	Agnico Eagle Mines Ltd.	218,839
12,568	Barrick Gold Corp.	233,639

		452,478

	Multi-Utilities — 0.7%
5,755	Ameren Corp.	441,984
19,849	Brookfield Infrastructure Partners LP	992,251
18,459	CenterPoint Energy, Inc.	503,377
7,195	CMS Energy Corp.	452,134
5,026	Consolidated Edison, Inc.	454,702
5,330	Dominion Energy, Inc.	441,431
3,387	DTE Energy Co.	439,870
13,747	MDU Resources Group, Inc.	408,423
6,116	NorthWestern Corp.	438,334
7,566	Public Service Enterprise Group, Inc.	446,772
4,849	WEC Energy Group, Inc.	447,223

		5,466,501

	Oil, Gas & Consumable Fuels — 1.0%
19,973	Cheniere Energy, Inc.(a)	1,219,751
21,014	CVR Energy, Inc.	849,596
31,058	Devon Energy Corp.	806,576
9,705	Diamondback Energy, Inc.	901,206
12,731	Hess Corp.	850,558
23,750	KNOT Offshore Partners LP	470,488
17,282	Magellan Midstream Partners LP	1,086,520
14,085	Marathon Petroleum Corp.	848,621
17,670	Occidental Petroleum Corp.	728,181
32,601	Peabody Energy Corp.	297,321

		8,058,818

	Personal Products — 0.1%
5,243	Medifast, Inc.	574,528

	Pharmaceuticals — 0.5%
13,176	Allergan PLC	2,518,856
8,707	Johnson & Johnson	1,270,090

		3,788,946

	Professional Services — 0.1%
7,053	Verisk Analytics, Inc.	1,053,295

	Real Estate Management & Development — 0.2%
25,516	CBRE Group, Inc., Class A(a)	1,563,876

See accompanying notes to financial statements.

|  32

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	REITs – Apartments — 0.5%
9,559	American Campus Communities, Inc.	$449,560
16,294	American Homes 4 Rent, Class A	427,066
8,688	Apartment Investment & Management Co., Class A	448,735
2,097	AvalonBay Communities, Inc.	439,741
4,136	Camden Property Trust	438,829
5,352	Equity Residential	433,084
1,151	Essex Property Trust, Inc.	346,290
14,725	Invitation Homes, Inc.	441,308
3,252	Mid-America Apartment Communities, Inc.	428,809
9,278	UDR, Inc.	433,282

		4,286,704

	REITs – Diversified — 0.3%
10,838	Gaming & Leisure Properties, Inc.	466,576
19,456	Gladstone Commercial Corp.	425,308
75,091	New Residential Investment Corp.	1,209,716
5,451	W.P. Carey, Inc.	436,298

		2,537,898

	REITs – Health Care — 0.1%
5,428	National Health Investors, Inc.	442,273

	REITs – Hotels — 0.2%
65,594	Apple Hospitality REIT, Inc.	1,065,902
34,183	MGM Growth Properties LLC, Class A	1,058,648

		2,124,550

	REITs – Manufactured Homes — 0.1%
6,022	Equity LifeStyle Properties, Inc.	423,889
2,822	Sun Communities, Inc.	423,582

		847,471

	REITs – Mortgage — 1.8%
51,121	AG Mortgage Investment Trust, Inc.	788,286
57,802	AGNC Investment Corp.	1,021,939
49,567	Apollo Commercial Real Estate Finance, Inc.	906,580
59,306	ARMOUR Residential REIT, Inc.	1,059,798
12,266	Blackstone Mortgage Trust, Inc., Class A	456,541
126,137	Capstead Mortgage Corp.	999,005
56,825	Ellington Financial, Inc.	1,041,602
55,490	Granite Point Mortgage Trust, Inc.	1,019,906
28,041	Invesco Mortgage Capital, Inc.	466,883
49,912	KKR Real Estate Finance Trust, Inc.	1,019,203
150,240	New York Mortgage Trust, Inc.	935,995
46,153	PennyMac Mortgage Investment Trust	1,028,750
47,375	Ready Capital Corp.	730,523
62,330	Redwood Trust, Inc.	1,030,938
50,737	TPG RE Finance Trust, Inc.	1,028,439
69,865	Two Harbors Investment Corp.	1,021,426

See accompanying notes to financial statements.

33  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	REITs – Mortgage — continued
91,844	Western Asset Mortgage Capital Corp.	$948,749

		15,504,563

	REITs – Office Property — 0.2%
10,468	Douglas Emmett, Inc.	459,545
19,718	Easterly Government Properties, Inc.	467,908
13,719	Equity Commonwealth	450,395
4,931	Kilroy Realty Corp.	413,711

		1,791,559

	REITs – Shopping Centers — 0.1%
3,300	Federal Realty Investment Trust	424,809
7,274	Regency Centers Corp.	458,917

		883,726

	REITs – Single Tenant — 0.1%
11,140	STORE Capital Corp.	414,854

	REITs – Storage — 0.1%
4,008	Life Storage, Inc.	433,986
1,741	Public Storage	370,764

		804,750

	REITs – Warehouse/Industrials — 0.5%
3,314	EastGroup Properties, Inc.	439,669
10,476	First Industrial Realty Trust, Inc.	434,859
43,964	Liberty Property Trust	2,640,038
7,816	Terreno Realty Corp.	423,158

		3,937,724

	Semiconductors & Semiconductor Equipment — 0.2%
1,601	KLA Corp.	285,250
32,552	ON Semiconductor Corp.(a)	793,618
1,279	Universal Display Corp.	263,563
2,223	Xilinx, Inc.	217,343

		1,559,774

	Software — 1.3%
2,016	Atlassian Corp. PLC, Class A(a)	242,606
22,266	Citrix Systems, Inc.	2,469,299
598	Fair Isaac Corp.(a)	224,059
8,678	Fortinet, Inc.(a)	926,463
37,003	NortonLifeLock, Inc.	944,317
34,036	Open Text Corp.	1,499,967
1,063	Paycom Software, Inc.(a)	281,440
1,530	RingCentral, Inc., Class A(a)	258,065
6,241	salesforce.com, Inc.(a)	1,015,036
801	ServiceNow, Inc.(a)	226,138
213,346	TiVo Corp.	1,809,174
1,551	VMware, Inc., Class A(a)	235,426

See accompanying notes to financial statements.

|  34

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Software — continued
1,580	Workday, Inc., Class A(a)	$259,831
3,445	Zendesk, Inc.(a)	263,990

		10,655,811

	Specialty Retail — 0.5%
7,637	Advance Auto Parts, Inc.	1,223,142
211	AutoZone, Inc.(a)	251,367
1,740	Five Below, Inc.(a)	222,476
10,480	Lowe’s Cos., Inc.	1,255,085
585	O’Reilly Automotive, Inc.(a)	256,382
33,487	Rent-A-Center, Inc.	965,765

		4,174,217

	Textiles, Apparel & Luxury Goods — 0.0%
964	Lululemon Athletica, Inc.(a)	223,330

	Thrifts & Mortgage Finance — 0.6%
79,040	Capitol Federal Financial, Inc.	1,085,219
63,565	Columbia Financial, Inc.(a)	1,076,791
61,843	Northwest Bancshares, Inc.	1,028,449
50,969	TFS Financial Corp.	1,003,070
29,266	Waterstone Financial, Inc.	556,932

		4,750,461

	Trading Companies & Distributors — 0.3%
38,960	HD Supply Holdings, Inc.(a)	1,566,971
19,447	WESCO International, Inc.(a)	1,154,958

		2,721,929

	Water Utilities — 0.1%
3,573	American Water Works Co., Inc.	438,943

	Wireless Telecommunication Services — 0.2%
18,491	T-Mobile US, Inc.(a)	1,450,064

	Total Common Stocks (Identified Cost $176,168,497)	189,903,501

Exchange-Traded Funds — 4.0%
371,962	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $32,284,590)	32,710,338

Principal Amount
Short-Term Investments — 68.0%
	Certificates of Deposit — 54.9%
$25,000,000	National Bank of Kuwait (NY), 1.810%, 1/02/2020	25,000,024
35,000,000	Credit Agricole Corporate & Investment Bank (NY), 1.530%, 1/06/2020	34,999,323
25,000,000	Landesbank Baden-Wuerttemberg (NY), 1.900%, 1/21/2020	25,001,365
15,000,000	DZ Bank (NY), 2.090%, 1/24/2020	15,002,553
25,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 2.000%, 2/06/2020	25,002,340
30,000,000	Sumitomo Mitsui Banking Corp. (NY), 2.010%, 2/10/2020	30,010,399

See accompanying notes to financial statements.

35  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Principal Amount	Description	Value (†)
	Certificates of Deposit — continued
$25,000,000	Sumitomo Mitsui Trust Bank (NY), 1-month LIBOR + 0.230%, 1.971%, 2/13/2020(b)	$25,005,749
15,000,000	Credit Industriel et Commercial (NY), 1.800%, 2/14/2020	15,001,405
30,000,000	Norinchukin Bank (NY), 1.870%, 2/20/2020	30,001,114
15,600,000	Bank of Montreal (IL), 1.950%, 2/28/2020	15,601,235
5,000,000	Sumitomo Mitsui Trust Bank (NY), 1.890%, 3/09/2020	4,999,871
15,000,000	Bank of Nova Scotia (TX), 2.000%, 3/10/2020	15,004,610
16,000,000	DZ Bank (NY), 1.870%, 3/27/2020	15,999,610
5,000,000	Bank of Montreal (IL), 1-month LIBOR + 0.180%, 1.877%, 4/03/2020(b)	5,001,136
25,000,000	Mizuho Bank Ltd. (NY), 1-month LIBOR + 0.200%, 1.964%, 4/20/2020(b)	24,996,507
30,000,000	National Australia Bank (NY), 1-month LIBOR + 0.150%, 1.915%, 5/20/2020(b)(c)	29,995,162
30,000,000	Nordea Bank ABP (NY), 3-month LIBOR + 0.060%, 1.948%, 6/11/2020(b)	29,999,927
20,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.180%, 1.916%, 6/12/2020(b)(c)	19,997,406
20,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 3-month LIBOR + 0.070%, 1.964%, 6/16/2020(b)	19,999,958
20,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.210%, 1.925%, 7/10/2020(b)(c)	19,997,740
25,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 2.075%, 10/20/2020(b)(c)	25,006,587

		451,624,021

	Other Notes — 3.7%
30,000,000	Bank of America NA, 1.840%, 6/15/2020	29,998,517

	Commercial Paper — 3.6%
15,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.803%, 1/08/2020(d)	14,994,153
15,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.853%, 1/15/2020(d)	14,988,875

		29,983,028

	Time Deposits — 3.4%
27,700,000	Canadian Imperial Bank of Commerce, 1.500%, 1/02/2020	27,700,000

	Treasuries — 2.4%
10,750,000	U.S. Treasury Bills, 1.486%, 2/06/2020(d)(e)	10,734,427
9,100,000	U.S. Treasury Bills, 1.500%, 1/09/2020(d)(e)	9,097,512

		19,831,939

	Repurchase Agreement — 0.0%
289,847	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $289,861 on 1/02/2020 collateralized by $290,000 U.S. Treasury Note, 2.875% due 11/15/2021 valued at $297,841 including accrued interest (Note 2 of Notes to Financial Statements)	289,847

	Total Short-Term Investments (Identified Cost $559,406,275)	559,427,352

	Total Investments — 95.1% (Identified Cost $767,859,362)	782,041,191
	Other assets less liabilities — 4.9%	39,881,415

	Net Assets — 100.0%	$821,922,606

See accompanying notes to financial statements.

|  36

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

CHF	Swiss Franc
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	3/18/2020	CHF	B	11,500,000	$11,767,520	$11,943,337	$175,817
UBS AG	3/18/2020	CHF	S	7,750,000	7,948,938	8,048,770	(99,832)
UBS AG	3/18/2020	NOK	S	314,000,000	34,464,938	35,773,998	(1,309,060)
UBS AG	3/18/2020	NZD	B	9,000,000	6,048,006	6,065,119	17,113
UBS AG	3/18/2020	NZD	B	8,300,000	5,597,065	5,593,387	(3,678)
UBS AG	3/18/2020	NZD	S	17,300,000	11,367,882	11,658,506	(290,624)
UBS AG	3/18/2020	SEK	B	148,000,000	15,647,266	15,858,239	210,973
UBS AG	3/18/2020	SEK	B	24,000,000	2,586,136	2,571,606	(14,530)
UBS AG	3/18/2020	SGD	B	7,500,000	5,521,889	5,580,442	58,553
UBS AG	3/18/2020	ZAR	B	18,000,000	1,274,774	1,272,552	(2,222)

Total							$(1,257,490)

At December 31, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2020	1,883	$406,090,484	$405,786,500	$(303,984)
3 Year Australia Government Bond	3/16/2020	123	9,994,893	9,927,433	(67,460)
5 Year U.S. Treasury Note	3/31/2020	401	47,732,851	47,562,359	(170,492)
10 Year U.S. Treasury Note	3/20/2020	725	92,979,078	93,105,859	126,781
AEX-Index®	1/17/2020	9	1,227,931	1,220,784	(7,147)
ASX SPI 200™	3/19/2020	16	1,876,532	1,853,462	(23,070)
Australian Dollar	3/16/2020	384	26,319,360	27,025,920	706,560

See accompanying notes to financial statements.

37  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CAC 40®	1/17/2020	18	$1,201,694	$1,205,379	$3,685
DAX	3/20/2020	141	52,831,269	52,376,560	(454,709)
E-mini NASDAQ 100	3/20/2020	6	1,012,899	1,050,270	37,371
E-mini Russell 2000	3/20/2020	243	19,977,992	20,297,790	319,798
E-mini S&P 500®	3/20/2020	223	35,038,387	36,026,765	988,378
E-mini S&P MidCap 400®	3/20/2020	8	1,617,260	1,651,840	34,580
Euro Schatz	3/06/2020	220	27,632,518	27,615,244	(17,274)
EURO STOXX 50®	3/20/2020	485	20,362,410	20,286,673	(75,737)
Euro-BTP	3/06/2020	362	57,689,971	57,846,650	156,679
Euro-Buxl® 30 Year Bond	3/06/2020	5	1,138,032	1,112,614	(25,418)
Euro-OAT	3/06/2020	636	117,111,746	116,120,309	(991,437)
Eurodollar	6/15/2020	426	104,772,913	104,700,150	(72,763)
FTSE 100 Index	3/20/2020	559	55,066,534	55,526,442	459,908
FTSE MIB	3/20/2020	13	1,702,460	1,706,835	4,375
FTSE/JSE Top 40 Index	3/19/2020	39	1,428,014	1,430,130	2,116
German Euro BOBL	3/06/2020	47	7,071,051	7,044,960	(26,091)
German Euro Bund	3/06/2020	615	118,676,349	117,611,755	(1,064,594)
Hang Seng Index®	1/30/2020	57	10,247,462	10,339,630	92,168
IBEX 35	1/17/2020	17	1,826,086	1,816,942	(9,144)
Indian Rupee	1/29/2020	195	5,506,410	5,454,150	(52,260)
Mexican Peso	3/16/2020	141	3,616,755	3,693,495	76,740
MSCI EAFE Index	3/20/2020	22	2,188,065	2,240,150	52,085
MSCI Emerging Markets Index	3/20/2020	246	12,940,155	13,778,460	838,305
MSCI Singapore	1/30/2020	73	2,014,062	2,016,395	2,333
MSCI Taiwan Index	1/30/2020	50	2,300,140	2,298,000	(2,140)
Nikkei 225™	3/12/2020	7	1,504,400	1,522,986	18,586
OMXS30®	1/17/2020	52	991,343	981,695	(9,648)
S&P/TSX 60 Index	3/19/2020	15	2,330,431	2,338,917	8,486
Short-Term Euro-BTP	3/06/2020	73	9,193,531	9,206,229	12,698
Sterling	3/18/2020	167	27,460,229	27,443,638	(16,591)
TOPIX	3/12/2020	170	26,850,629	26,926,511	75,882
U.S. Dollar Index	3/16/2020	127	12,323,534	12,199,366	(124,168)

Total					$503,387

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2020	364	$15,827,175	$16,471,000	$643,825
Brent Crude Oil	1/31/2020	799	50,915,010	52,734,000	1,818,990
Copper LME	3/18/2020	144	21,601,703	22,230,000	628,297
Gasoline	1/31/2020	69	4,801,612	4,899,069	97,457
Gold	2/26/2020	177	26,086,320	26,958,870	872,550
Live Cattle	4/30/2020	79	3,977,320	4,018,730	41,410
Low Sulfur Gasoil	2/12/2020	169	10,403,050	10,372,375	(30,675)
Natural Gas	1/29/2020	194	4,351,420	4,246,660	(104,760)
Nickel LME	3/18/2020	63	5,297,502	5,301,450	3,948
Soybean Oil	3/13/2020	86	1,767,006	1,794,132	27,126

See accompanying notes to financial statements.

|  38

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Wheat	3/13/2020	538	$14,160,338	$15,030,375	$870,037
Zinc LME	3/18/2020	219	12,505,844	12,454,257	(51,587)

Total					$4,816,618

At December 31, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Australia Government Bond	3/16/2020	295	$29,591,006	$29,594,656	$(3,650)
10 Year Canada Government Bond	3/20/2020	1,082	115,530,869	114,553,433	977,436
30 Year U.S. Treasury Bond	3/20/2020	237	37,630,758	36,949,781	680,977
British Pound	3/16/2020	32	2,669,344	2,658,400	10,944
Canadian Dollar	3/17/2020	92	7,058,055	7,091,820	(33,765)
Euro	3/16/2020	471	65,524,342	66,422,775	(898,433)
Japanese Yen	3/16/2020	178	20,617,919	20,571,238	46,681
UK Long Gilt	3/27/2020	276	48,229,183	48,031,155	198,028

Total					$978,218

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2020	394	$17,392,361	$17,828,500	$(436,139)
Cocoa	3/16/2020	192	4,880,640	4,876,800	3,840
Coffee	3/19/2020	43	1,796,644	2,091,413	(294,769)
Corn	3/13/2020	642	12,640,950	12,446,775	194,175
Cotton	3/09/2020	377	12,469,180	13,015,925	(546,745)
New York Harbor ULSD	1/31/2020	347	29,514,189	29,480,287	33,902
Silver	3/27/2020	35	2,976,925	3,136,175	(159,250)
Soybean	3/13/2020	267	12,630,963	12,755,925	(124,962)
Sugar	2/28/2020	562	8,083,231	8,447,085	(363,854)

Total					$(1,693,802)

1 Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Bilateral Equity Basket Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)	Value of Reference Entities	Notional Amount Net Asset Percentage
Equity Securities Short	Morgan Stanley Capital Services LLC	5/19/2020	$(29,903,979)	$—	$(29,903,979)	(3.64%)

(a)

The Fund receives or pays, on a monthly basis, the total return on a portfolio of short equity positions net of one day U.S. Federal Funds Effective Rate minus a spread of 0.45%-0.60% as calculated on the notional amount. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

39  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

The following table represents the reference entities underlying the total return swap with Morgan Stanley Capital Services LLC as of December 31, 2019:

Common Stocks – Short	Shares	Value	% of Basket Value
Auto Components
Goodyear Tire & Rubber Co. (The)	(16,646)	$(258,929)	(0.87%	)

Automobiles
Thor Industries, Inc.	(3,204)	(238,025)	(0.80%	)

Banks
First Horizon National Corp.	(152,245)	(2,521,177)	(8.43%	)
Texas Capital Bancshares, Inc.	(4,400)	(249,788)	(0.84%	)
United Bankshares, Inc.	(19,493)	(753,600)	(2.52%	)

		(3,524,565)

Biotechnology
AbbVie, Inc.	(11,523)	(1,020,247)	(3.41%	)
Agios Pharmaceuticals, Inc.	(6,936)	(331,194)	(1.11%	)
Alkermes PLC	(12,378)	(252,511)	(0.84%	)
Alnylam Pharmaceuticals, Inc.	(2,307)	(265,697)	(0.89%	)
Heron Therapeutics, Inc.	(9,650)	(226,775)	(0.76%	)
Sangamo Therapeutics, Inc.	(8,693)	(72,760)	(0.24%	)
Spectrum Pharmaceuticals, Inc.	(40,808)	(148,541)	(0.50%	)
Ultragenyx Pharmaceutical, Inc.	(1,449)	(61,887)	(0.21%	)
Vericel Corp.	(19,339)	(336,499)	(1.13%	)

		(2,716,111)

Building Products
Owens Corning	(4,466)	(290,826)	(0.97%	)

Capital Markets
Affiliated Managers Group	(2,450)	(207,613)	(0.69%	)
Charles Schwab Corp. (The)	(49,820)	(2,369,439)	(7.92%	)
Invesco Ltd.	(11,934)	(214,574)	(0.72%	)

		(2,791,626)

Chemicals
Mosaic Co. (The)	(12,531)	(271,171)	(0.91%	)
Westlake Chemical Corp.	(3,779)	(265,097)	(0.89%	)

		(536,268)

Containers & Packaging
Westrock Co.	(5,211)	(223,604)	(0.75%	)

Diversified Telecommunication Services
CenturyLink, Inc.	(17,504)	(231,228)	(0.77%	)

Electronic Equipment, Instruments & Components
Coherent, Inc.	(1,336)	(222,244)	(0.74%	)
TTM Technologies, Inc.	(16,206)	(243,900)	(0.82%	)

		(466,144)

Energy Equipment & Services
Core Laboratories NV	(5,591)	(210,613)	(0.70%	)
Halliburton Co.	(11,718)	(286,739)	(0.96%	)
National Oilwell Varco, Inc.	(9,347)	(234,142)	(0.78%	)

See accompanying notes to financial statements.

|  40

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Common Stocks – Short	Shares	Value	% of Basket Value
Energy Equipment & Services — continued
Oil States International, Inc.	(16,314)	$(266,081)	(0.89%	)
Patterson-UTI Energy, Inc.	(23,773)	(249,617)	(0.83%	)
Schlumberger Ltd.	(5,889)	(236,738)	(0.79%	)

		(1,483,930)

Equity Real Estate Investment Trusts
Digital Realty Trust, Inc.	(21,432)	(2,566,268)	(8.58%	)
Macerich Co. (The)	(9,677)	(260,505)	(0.87%	)
ProLogis, Inc.	(29,675)	(2,645,229)	(8.85%	)

		(5,472,002)

Health Care Equipment & Supplies
Tandem Diabetes Care, Inc.	(4,951)	(295,129)	(0.99%	)

Health Care Providers & Services
MEDNAX, Inc.	(7,802)	(216,818)	(0.73%	)

Hotels, Restaurants & Leisure
International Game Technology PLC	(18,851)	(282,199)	(0.94%	)
Penn National Gaming, Inc.	(11,275)	(288,189)	(0.96%	)
Wynn Resorts Ltd.	(1,769)	(245,661)	(0.82%	)

		(816,049)

Household Durables
Newell Brands, Inc.	(12,537)	(240,961)	(0.81%	)
Taylor Morrison Home Corp.	(88,610)	(1,937,015)	(6.48%	)

		(2,177,976)
Interactive Media & Entertainment
SINA Corp.	(6,270)	(250,361)	(0.84%	)

Machinery
Greenbrier Cos., Inc. (The)	(7,137)	(231,453)	(0.77%	)

Metals & Mining
Alcoa Corp.	(9,969)	(214,433)	(0.72%	)
Freeport-McMoRan, Inc.	(23,326)	(306,037)	(1.02%	)
Pan American Silver Corp.	(13,443)	(318,465)	(1.07%	)
Southern Copper Corp.	(5,521)	(234,532)	(0.78%	)
Steel Dynamics, Inc.	(6,544)	(222,758)	(0.74%	)

		(1,296,225)

Oil, Gas & Consumable Fuels
Apache Corp.	(10,351)	(264,882)	(0.89%	)
Cimarex Energy Co.	(5,281)	(277,200)	(0.93%	)
CNX Resources Corp.	(28,711)	(254,092)	(0.85%	)
Continental Resources, Inc.	(6,621)	(227,100)	(0.76%	)
Encana Corp.	(56,764)	(266,223)	(0.89%	)
Golar LNG Ltd.	(22,248)	(316,367)	(1.06%	)
HollyFrontier Corp.	(4,919)	(249,442)	(0.83%	)
Kosmos Energy Ltd.	(35,364)	(201,575)	(0.67%	)
Matador Resources Co.	(16,666)	(299,488)	(1.00%	)
Northern Oil & Gas, Inc.	(178,091)	(416,733)	(1.39%	)
Parsley Energy, Inc.	(16,031)	(303,146)	(1.01%	)

See accompanying notes to financial statements.

41  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Global Alternatives Fund – (continued)

Common Stocks – Short	Shares	Value	% of Basket Value
Oil, Gas & Consumable Fuels — continued
PBF Energy, Inc.	(7,750)	$(243,118)	(0.81%	)
W&T Offshore, Inc.	(41,625)	(231,435)	(0.77%	)

		(3,550,801)

Paper & Forest Products
Boise Cascade LLC	(6,914)	(252,568)	(0.85%	)

Personal Products
Nu Skin Enterprises, Inc.	(5,305)	(217,399)	(0.73%	)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.	(9,832)	(237,639)	(0.79%	)
Mylan NV	(11,766)	(236,497)	(0.79%	)
Supernus Pharmaceuticals, Inc.	(9,431)	(223,703)	(0.75%	)

		(697,839)

Semiconductors & Semiconductor Equipment
Xperi Corp.	(57,802)	(1,069,337)	(3.58%	)

Software
Nutanix, Inc.	(2,534)	(79,213)	(0.26%	)

Technology Hardware, Storage & Peripherals
Western Digital Corp.	(4,137)	(262,575)	(0.88%	)

Textiles, Apparel & Luxury Goods
Capri Holdings Ltd.	(6,736)	(256,978)	(0.86%	)

Total Common Stocks – Short		$(29,903,979)

Investment Summary at December 31, 2019

Certificates of Deposit	54.9%
Common Stocks	23.1
Exchange-Traded Funds	4.0
Other Notes	3.7
Commercial Paper	3.6
Time Deposits	3.4
Treasuries	2.4
Repurchase Agreements	0.0 *

Total Investments	95.1
Other assets less liabilities (including swap agreements, forward foreign currency and futures contracts)	4.9

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

|  42

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 91.7% of Net Assets
	Certificates of Deposit — 67.5%
$10,200,000	National Bank of Kuwait (NY), 1.810%, 1/02/2020	$10,200,010
75,000,000	Credit Agricole Corporate & Investment Bank (NY), 1.530%, 1/06/2020	74,998,549
4,500,000	Landesbank Baden-Wuerttemberg (NY), 1.780%, 1/17/2020	4,500,039
50,000,000	Landesbank Baden-Wuerttemberg (NY), 1.900%, 1/21/2020	50,002,729
19,000,000	DZ Bank (NY), 2.090%, 1/24/2020	19,003,234
40,000,000	Landesbank Hessen (NY), 1.810%, 2/06/2020	40,007,744
20,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 2.000%, 2/06/2020	20,001,872
60,000,000	Sumitomo Mitsui Banking Corp. (NY), 2.010%, 2/10/2020	60,020,798
10,000,000	Sumitomo Mitsui Trust Bank (NY), 1-month LIBOR + 0.230%, 1.971%, 2/13/2020(a)	10,002,300
30,000,000	Credit Industriel et Commercial (NY), 1.800%, 2/14/2020	30,002,810
50,000,000	Sumitomo Mitsui Trust Bank (NY), 2.020%, 2/14/2020	50,011,593
50,000,000	MUFG Bank Ltd. (NY), 2.000%, 2/18/2020	50,012,921
50,000,000	Norinchukin Bank (NY), 1.870%, 2/20/2020	50,001,856
46,000,000	Bank of Montreal (IL), 1.950%, 2/28/2020	46,003,642
12,000,000	Sumitomo Mitsui Trust Bank (NY), 1.890%, 3/09/2020	11,999,691
70,000,000	Bank of Nova Scotia (TX), 2.000%, 3/10/2020(b)	70,021,512
50,000,000	DZ Bank (NY), 1.870%, 3/27/2020	49,998,783
15,000,000	Norinchukin Bank (NY), 1.900%, 3/27/2020	15,000,523
30,000,000	Bank of Montreal (IL), 1-month LIBOR + 0.180%, 1.877%, 4/03/2020(a)	30,006,818
65,000,000	Mizuho Bank Ltd. (NY), 1-month LIBOR + 0.200%, 1.964%, 4/20/2020(a)	64,990,919
45,500,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.190%, 1.935%, 5/18/2020(a)	45,499,481
50,000,000	National Australia Bank (NY), 1-month LIBOR + 0.150%, 1.915%, 5/20/2020(a)(b)	49,991,938
60,000,000	Nordea Bank ABP (NY), 3-month LIBOR + 0.060%, 1.948%, 6/11/2020(a)	59,999,854
20,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.180%, 1.916%, 6/12/2020(a)(b)	19,997,406
50,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 3-month LIBOR + 0.070%, 1.964%, 6/16/2020(a)	49,999,896
30,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.210%, 1.925%, 7/10/2020(a)(b)	29,996,610
20,000,000	Toronto-Dominion Bank (NY), FEDL01 + 0.360%, 1.910%, 9/04/2020(a)(b)	20,002,601
30,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 2.075%, 10/20/2020(a)(b)	30,007,904

		1,062,284,033

	Time Deposits — 9.2%
70,500,000	Canadian Imperial Bank of Commerce, 1.500%, 1/02/2020	70,500,000
45,000,000	National Bank of Kuwait (NY), 1.500%, 1/02/2020	45,000,000
30,000,000	Skandinaviska Enskilda Banken (NY), 1.500%, 1/02/2020	30,000,000

		145,500,000

	Treasuries — 6.6%
25,000,000	U.S. Treasury Bills, 1.470%, 3/05/2020(c)(d)	24,934,266
26,400,000	U.S. Treasury Bills, 1.500%, 4/02/2020(c)(d)	26,298,232
19,400,000	U.S. Treasury Bills, 1.515%, 2/06/2020(c)(d)	19,371,897
33,000,000	U.S. Treasury Bills, 1.696%, 1/09/2020(c)(d)	32,990,976

		103,595,371

See accompanying notes to financial statements.

43  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Managed Futures Strategy Fund – (continued)

Principal Amount	Description	Value (†)
	Commercial Paper — 4.3%
$32,290,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.803%, 1/08/2020(c)	$32,277,414
15,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.853%, 1/15/2020(c)	14,988,875
20,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.804%, 1/22/2020(c)	19,977,841

		67,244,130

	Other Notes — 4.1%
50,000,000	Bank of America NA, 2.020%, 1/09/2020	50,006,476
15,000,000	Bank of America NA, 1.840%, 6/15/2020	14,999,258

		65,005,734

	Repurchase Agreement — 0.0%
247,122	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $247,134 on 1/02/2020 collateralized by $250,000 U.S. Treasury Note, 2.875% due 11/15/2021 valued at $256,760 including accrued interest (Note 2 of Notes to Financial Statements)	247,122

	Total Short-Term Investments (Identified Cost $1,443,789,332)	1,443,876,390

	Total Investments — 91.7% (Identified Cost $1,443,789,332)	1,443,876,390
	Other assets less liabilities — 8.3%	130,034,283

	Net Assets — 100.0%	$1,573,910,673

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate

CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

See accompanying notes to financial statements.

|  44

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Managed Futures Strategy Fund – (continued)

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	3/18/2020	CHF	B	140,500,000	$144,396,172	$145,916,417	$1,520,245
UBS AG	3/18/2020	CHF	S	180,625,000	183,923,484	187,588,277	(3,664,793)
UBS AG	3/18/2020	CNH	B	148,000,000	21,247,956	21,224,287	(23,669)
UBS AG	3/18/2020	CNH	S	148,000,000	20,965,133	21,224,287	(259,154)
UBS AG	3/18/2020	MXN	B	3,733,000,000	191,571,967	195,251,226	3,679,259
UBS AG	3/18/2020	MXN	S	337,500,000	17,687,626	17,652,636	34,990
UBS AG	3/18/2020	MXN	S	182,500,000	9,509,281	9,545,499	(36,218)
UBS AG	3/18/2020	NOK	B	1,436,000,000	160,533,342	163,603,379	3,070,037
UBS AG	3/18/2020	NOK	S	1,682,000,000	184,142,163	191,630,141	(7,487,978)
UBS AG	3/18/2020	NZD	B	134,900,000	89,608,655	90,909,390	1,300,735
UBS AG	3/18/2020	NZD	B	35,700,000	24,074,156	24,058,304	(15,852)
UBS AG	3/18/2020	NZD	S	53,700,000	35,371,817	36,188,541	(816,724)
UBS AG	3/18/2020	PLN	B	274,500,000	71,802,153	72,366,457	564,304
UBS AG	3/18/2020	PLN	S	274,500,000	71,004,393	72,366,457	(1,362,064)
UBS AG	3/18/2020	SEK	B	230,000,000	24,640,363	24,644,561	4,198
UBS AG	3/18/2020	SEK	B	170,000,000	18,282,027	18,215,545	(66,482)
UBS AG	3/18/2020	SEK	S	688,000,000	72,646,655	73,719,382	(1,072,727)
UBS AG	3/18/2020	SGD	B	286,250,000	211,112,445	212,986,851	1,874,406
UBS AG	3/18/2020	TRY	B	543,000,000	91,439,064	89,553,330	(1,885,734)
UBS AG	3/18/2020	TRY	S	174,600,000	29,070,952	28,795,601	275,351
UBS AG	3/18/2020	TRY	S	103,500,000	17,039,386	17,069,557	(30,171)
UBS AG	3/18/2020	ZAR	B	560,500,000	38,389,199	39,625,860	1,236,661
UBS AG	3/18/2020	ZAR	B	97,000,000	6,869,617	6,857,642	(11,975)

Total							$(3,173,355)

At December 31, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2020	2,305	$497,159,688	$496,727,500	$(432,188)
3 Year Australia Government Bond	3/16/2020	3,294	267,687,939	265,861,499	(1,826,440)
5 Year U.S. Treasury Note	3/31/2020	2,110	251,352,561	250,265,781	(1,086,780)
10 Year Australia Government Bond	3/16/2020	1,008	103,035,963	101,123,435	(1,912,528)
10 Year Canada Government Bond	3/20/2020	610	65,861,099	64,581,880	(1,279,219)
10 Year U.S. Treasury Note	3/20/2020	1,276	165,527,781	163,866,312	(1,661,469)
30 Year U.S. Treasury Bond	3/20/2020	564	89,943,289	87,931,125	(2,012,164)
AEX-Index®	1/17/2020	450	61,396,584	61,039,210	(357,374)
ASX SPI 200™	3/19/2020	518	60,755,967	60,005,831	(750,136)
British Pound	3/16/2020	744	61,392,894	61,807,800	414,906
CAC 40®	1/17/2020	774	51,672,892	51,831,287	158,395
Canadian Dollar	3/17/2020	1,196	91,336,210	92,193,660	857,450
DAX	3/20/2020	144	53,955,338	53,490,954	(464,384)

See accompanying notes to financial statements.

45  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Managed Futures Strategy Fund – (continued)

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini Dow	3/20/2020	941	$131,932,235	$134,130,140	$2,197,905
E-mini NASDAQ 100	3/20/2020	757	127,964,917	132,509,065	4,544,148
E-mini Russell 2000	3/20/2020	1,362	112,061,032	113,767,860	1,706,828
E-mini S&P 500®	3/20/2020	888	139,582,210	143,460,840	3,878,630
E-mini S&P MidCap 400®	3/20/2020	532	107,588,320	109,847,360	2,259,040
EURO STOXX 50®	3/20/2020	1,342	56,356,046	56,133,433	(222,613)
Euro-BTP	3/06/2020	457	72,647,435	73,027,401	379,966
Euro-Buxl® 30 Year Bond	3/06/2020	204	46,433,307	45,394,659	(1,038,648)
Euro-OAT	3/06/2020	727	133,738,042	132,735,007	(1,003,035)
Eurodollar	6/15/2020	4,263	1,048,502,313	1,047,738,825	(763,488)
FTSE 100 Index	3/20/2020	397	39,178,920	39,434,700	255,780
FTSE China A50 Index	1/23/2020	2,781	39,490,200	40,074,210	584,010
FTSE MIB	3/20/2020	335	43,871,087	43,983,818	112,731
FTSE/JSE Top 40 Index	3/19/2020	44	1,635,366	1,613,480	(21,886)
German Euro BOBL	3/06/2020	929	139,771,409	139,250,379	(521,030)
German Euro Bund	3/06/2020	654	126,265,816	125,070,061	(1,195,755)
Hang Seng China Enterprises Index	1/30/2020	424	30,324,314	30,501,033	176,719
Hang Seng Index®	1/30/2020	113	20,394,915	20,497,863	102,948
IBEX 35	1/17/2020	491	52,754,895	52,477,558	(277,337)
Indian Rupee	1/29/2020	1,413	39,875,534	39,521,610	(353,924)
MSCI EAFE Index	3/20/2020	1,288	128,150,680	131,150,600	2,999,920
MSCI Emerging Markets Index	3/20/2020	1,719	92,376,365	96,281,190	3,904,825
MSCI Singapore	1/30/2020	871	24,031,429	24,058,626	27,197
MSCI Taiwan Index	1/30/2020	1,153	53,042,870	52,991,880	(50,990)
Nikkei 225™	3/12/2020	257	55,232,943	55,915,328	682,385
OMXS30®	1/17/2020	2,590	49,378,238	48,895,968	(482,270)
S&P/TSX 60 Index	3/19/2020	478	74,281,383	74,533,472	252,089
Short-Term Euro-BTP	3/06/2020	1,769	222,792,562	223,093,413	300,851
TOPIX	3/12/2020	357	56,386,319	56,545,672	159,353
UK Long Gilt	3/27/2020	604	106,007,696	105,111,657	(896,039)
Ultra Long U.S. Treasury Bond	3/20/2020	302	56,326,891	54,860,188	(1,466,703)

Total					$5,879,676

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2020	529	$24,045,414	$23,937,250	$(108,164)
Brent Crude Oil	1/31/2020	962	60,742,711	63,492,000	2,749,289
Cocoa	3/16/2020	254	6,520,250	6,451,600	(68,650)
Coffee	3/19/2020	364	17,287,387	17,704,050	416,663
Copper	3/27/2020	389	27,244,975	27,200,825	(44,150)
Copper LME	3/18/2020	245	37,565,330	37,821,875	256,545
Gasoline	1/31/2020	572	39,808,343	40,612,572	804,229
Gold	2/26/2020	628	92,689,900	95,650,680	2,960,780
Live Cattle	4/30/2020	749	37,752,730	38,101,630	348,900
Low Sulfur Gasoil	2/12/2020	426	25,591,575	26,145,750	554,175

See accompanying notes to financial statements.

|  46

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Managed Futures Strategy Fund – (continued)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
New York Harbor ULSD	1/31/2020	255	$21,361,481	$21,664,188	$302,707
Nickel LME	3/18/2020	431	37,197,975	36,268,650	(929,325)
Platinum	4/28/2020	496	23,384,500	24,249,440	864,940
Silver	3/27/2020	337	28,783,795	30,196,885	1,413,090
Soybean Oil	3/13/2020	1,682	33,607,758	35,089,884	1,482,126
Sugar	2/28/2020	261	3,976,627	3,922,934	(53,693)
Wheat	3/13/2020	416	11,485,237	11,622,000	136,763
WTI Crude Oil	1/21/2020	618	36,501,800	37,735,080	1,233,280
Zinc LME	3/18/2020	403	23,132,478	22,918,106	(214,372)

Total					$12,105,133

At December 31, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Australian Dollar	3/16/2020	181	$12,404,835	$12,738,780	$(333,945)
Brazilian Real	1/31/2020	180	4,430,050	4,510,800	(80,750)
Euribor	3/16/2020	5,019	1,413,098,104	1,412,871,717	226,387
Euro	3/16/2020	1,628	226,483,290	229,588,700	(3,105,410)
Euro Schatz	3/06/2020	4,128	518,407,881	518,162,386	245,495
Japanese Yen	3/16/2020	2,159	249,922,924	249,512,931	409,993
Sterling	3/18/2020	1,434	235,631,221	235,653,756	(22,535)

Total					$(2,660,765)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/18/2020	1,066	$46,377,772	$48,236,500	$(1,858,728)
Copper LME	3/18/2020	134	19,630,809	20,686,250	(1,055,441)
Corn	3/13/2020	1,297	25,015,650	25,145,587	(129,937)
Cotton	3/09/2020	230	7,579,040	7,940,750	(361,710)
Lean Hog	4/15/2020	304	9,101,670	9,475,680	(374,010)
Natural Gas	1/29/2020	1,290	29,404,380	28,238,100	1,166,280
Nickel LME	3/18/2020	347	28,308,929	29,200,050	(891,121)
Soybean	3/13/2020	209	9,287,725	9,984,975	(697,250)
Soybean Meal	3/13/2020	669	20,026,000	20,384,430	(358,430)
Zinc LME	3/18/2020	617	34,867,717	35,088,019	(220,302)

Total					$(4,780,649)

1 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

47  |

Consolidated Portfolio of Investments – as of December 31, 2019

ASG Managed Futures Strategy Fund – (continued)

Investment Summary at December 31, 2019

Certificates of Deposit	67.5%
Time Deposits	9.2
Treasuries	6.6
Commercial Paper	4.3
Other Notes	4.1
Repurchase Agreements	0.0 *

Total Investments	91.7
Other assets less liabilities (including forward foreign currency and futures contracts)	8.3

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund

Shares	Description	Value (†)
Common Stocks — 46.5% of Net Assets
	Aerospace & Defense — 1.1%
4,601	Boeing Co. (The)	$1,498,822
809	Lockheed Martin Corp.	315,008
1,103	Northrop Grumman Corp.	379,399
1,375	United Technologies Corp.	205,920

		2,399,149

	Air Freight & Logistics — 0.2%
729	FedEx Corp.	110,232
2,364	United Parcel Service, Inc., Class B	276,730

		386,962

	Automobiles — 0.1%
11,407	Ford Motor Co.	106,085

	Banks — 2.1%
62,599	Bank of America Corp.	2,204,737
8,377	Citigroup, Inc.	669,238
9,530	JPMorgan Chase & Co.	1,328,482
6,031	Wells Fargo & Co.	324,468

		4,526,925

	Beverages — 0.7%
16,590	Coca-Cola Co. (The)	918,256
4,465	PepsiCo, Inc.	610,232

		1,528,488

	Biotechnology — 0.4%
3,256	Amgen, Inc.	784,924

	Capital Markets — 1.5%
1,620	BlackRock, Inc.	814,374
4,308	CME Group, Inc.	864,702
1,629	Moody’s Corp.	386,741
2,069	MSCI, Inc.	534,174
1,764	S&P Global, Inc.	481,660

		3,081,651

	Chemicals — 0.9%
1,652	Air Products & Chemicals, Inc.	388,204
4,320	CF Industries Holdings, Inc.	206,237
2	Dow, Inc.	109
1,961	Ecolab, Inc.	378,453
2,638	Linde PLC	561,630
1,333	PPG Industries, Inc.	177,942
418	Sherwin-Williams Co. (The)	243,920

		1,956,495

	Commercial Services & Supplies — 0.7%
2,517	Cintas Corp.	677,274
7,957	Waste Management, Inc.	906,780

		1,584,054

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 0.4%
19,453	Cisco Systems, Inc.	$932,966

	Construction Materials — 0.1%
1,041	Vulcan Materials Co.	149,894

	Containers & Packaging — 0.1%
3,265	Ball Corp.	211,148

	Diversified Financial Services — 1.1%
9,913	Berkshire Hathaway, Inc., Class B(a)	2,245,294

	Diversified Telecommunication Services — 1.0%
13,412	AT&T, Inc.	524,141
27,126	Verizon Communications, Inc.	1,665,536

		2,189,677

	Electric Utilities — 0.9%
3,056	Alliant Energy Corp.	167,224
2,699	American Electric Power Co., Inc.	255,083
3,845	Duke Energy Corp.	350,702
5,881	Exelon Corp.	268,115
2,354	NextEra Energy, Inc.	570,045
8,299	PPL Corp.	297,768

		1,908,937

	Electrical Equipment — 0.2%
4,506	Eaton Corp. PLC	426,808

	Energy Equipment & Services — 0.1%
4,893	Schlumberger Ltd.	196,699

	Entertainment — 1.3%
1,567	Netflix, Inc.(a)	507,034
15,695	Walt Disney Co. (The)	2,269,968

		2,777,002

	Food & Staples Retailing — 1.6%
5,413	Costco Wholesale Corp.	1,590,989
10,320	Sysco Corp.	882,773
7,485	Walmart, Inc.	889,517

		3,363,279

	Food Products — 0.3%
1,494	McCormick & Co., Inc.	253,577
8,150	Mondelez International, Inc., Class A	448,902

		702,479

	Health Care Equipment & Supplies — 1.7%
2,297	Becton Dickinson & Co.	624,715
7,730	Boston Scientific Corp.(a)	349,551
1,382	Cooper Cos., Inc. (The)	444,023
7,263	Danaher Corp.	1,114,725
3,198	Medtronic PLC	362,813
3,271	Stryker Corp.	686,714

		3,582,541

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 1.1%
2,234	Centene Corp.(a)	$140,452
3,977	CVS Health Corp.	295,451
4,048	Quest Diagnostics, Inc.	432,286
5,080	UnitedHealth Group, Inc.	1,493,418

		2,361,607

	Hotels, Restaurants & Leisure — 0.7%
261	Chipotle Mexican Grill, Inc.(a)	218,486
2,241	Marriott International, Inc., Class A	339,354
3,316	McDonald’s Corp.	655,275
1,894	Royal Caribbean Cruises Ltd.	252,868

		1,465,983

	Household Durables — 0.2%
1,851	Garmin Ltd.	180,584
6,190	PulteGroup, Inc.	240,172

		420,756

	Household Products — 0.9%
2,242	Church & Dwight Co., Inc.	157,702
2,184	Kimberly-Clark Corp.	300,409
11,547	Procter & Gamble Co. (The)	1,442,221

		1,900,332

	Industrial Conglomerates — 0.6%
1,947	3M Co.	343,490
43,179	General Electric Co.	481,877
2,565	Honeywell International, Inc.	454,005

		1,279,372

	Insurance — 1.4%
4,030	Aon PLC	839,409
3,465	Assurant, Inc.	454,192
5,042	Chubb Ltd.	784,838
2,017	Globe Life, Inc.	212,289
2,487	Lincoln National Corp.	146,758
2,881	Willis Towers Watson PLC	581,789

		3,019,275

	Interactive Media & Services — 2.0%
979	Alphabet, Inc., Class A(a)	1,311,263
1,004	Alphabet, Inc., Class C(a)	1,342,368
7,731	Facebook, Inc., Class A(a)	1,586,788

		4,240,419

	Internet & Direct Marketing Retail — 1.8%
1,904	Amazon.com, Inc.(a)	3,518,287
127	Booking Holdings, Inc.(a)	260,824

		3,779,111

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	IT Services — 1.9%
3,160	Accenture PLC, Class A	$665,401
2,064	Akamai Technologies, Inc.(a)	178,288
3,057	Automatic Data Processing, Inc.	521,219
1,173	Global Payments, Inc.	214,143
1,028	International Business Machines Corp.	137,793
1,792	MasterCard, Inc., Class A	535,073
3,853	Paychex, Inc.	327,736
7,471	Visa, Inc., Class A	1,403,801

		3,983,454

	Life Sciences Tools & Services — 1.0%
5,015	Agilent Technologies, Inc.	427,830
4,031	Thermo Fisher Scientific, Inc.	1,309,551
1,865	Waters Corp.(a)	435,757

		2,173,138

	Machinery — 0.8%
1,305	Caterpillar, Inc.	192,722
2,367	Deere & Co.	410,106
4,003	Fortive Corp.	305,789
2,761	Illinois Tool Works, Inc.	495,959
1,527	Snap-on, Inc.	258,674
231	Westinghouse Air Brake Technologies Corp.	17,972

		1,681,222

	Media — 0.4%
17,988	Comcast Corp., Class A	808,921
3,388	Fox Corp., Class A	125,593

		934,514

	Multi-Utilities — 0.6%
3,336	CMS Energy Corp.	209,634
7,422	Consolidated Edison, Inc.	671,468
2,882	Sempra Energy	436,566

		1,317,668

	Multiline Retail — 0.3%
1,921	Dollar General Corp.	299,637
2,460	Target Corp.	315,397

		615,034

	Oil, Gas & Consumable Fuels — 1.9%
15,664	Chevron Corp.	1,887,669
8,392	Exxon Mobil Corp.	585,594
7,341	Hess Corp.	490,452
5,106	ONEOK, Inc.	386,371
2,959	Phillips 66	329,662
3,420	Valero Energy Corp.	320,283

		4,000,031

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 2.7%
5,582	Eli Lilly & Co.	$733,642
12,858	Johnson & Johnson	1,875,597
20,965	Merck & Co., Inc.	1,906,767
11,905	Pfizer, Inc.	466,438
4,958	Zoetis, Inc.	656,191

		5,638,635

	Professional Services — 0.2%
849	Equifax, Inc.	118,962
1,529	Verisk Analytics, Inc.	228,341

		347,303

	REITs – Apartments — 0.2%
2,278	AvalonBay Communities, Inc.	477,697

	REITs – Diversified — 0.8%
4,568	American Tower Corp.	1,049,818
1,003	Crown Castle International Corp.	142,576
4,191	Duke Realty Corp.	145,302
842	SBA Communications Corp.	202,913
5,773	Weyerhaeuser Co.	174,345

		1,714,954

	REITs – Health Care — 0.1%
2,314	Welltower, Inc.	189,239

	REITs – Shopping Centers — 0.0%
965	Regency Centers Corp.	60,882

	REITs – Storage — 0.2%
1,563	Public Storage	332,856

	Road & Rail — 0.4%
564	Norfolk Southern Corp.	109,489
3,588	Union Pacific Corp.	648,675

		758,164

	Semiconductors & Semiconductor Equipment — 2.0%
2,568	Analog Devices, Inc.	305,181
2,335	Broadcom, Inc.	737,906
19,741	Intel Corp.	1,181,499
1,827	Lam Research Corp.	534,215
2,583	NVIDIA Corp.	607,780
8,569	QUALCOMM, Inc.	756,043
324	Texas Instruments, Inc.	41,566

		4,164,190

	Software — 4.3%
6,202	Adobe, Inc.(a)	2,045,482
1,652	ANSYS, Inc.(a)	425,241
32,382	Microsoft Corp.	5,106,641
9,722	salesforce.com, Inc.(a)	1,581,186

		9,158,550

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — 1.1%
234	AutoZone, Inc.(a)	$278,767
4,422	Home Depot, Inc. (The)	965,676
4,409	Lowe’s Cos., Inc.	528,022
601	O’Reilly Automotive, Inc.(a)	263,394
6,020	TJX Cos., Inc. (The)	367,581

		2,403,440

	Technology Hardware, Storage & Peripherals — 1.9%
13,769	Apple, Inc.	4,043,267

	Textiles, Apparel & Luxury Goods — 0.4%
5,717	NIKE, Inc., Class B	579,189
2,073	VF Corp.	206,595

		785,784

	Trading Companies & Distributors — 0.1%
1,104	United Rentals, Inc.(a)	184,114

	Total Common Stocks (Identified Cost $64,117,162)	98,472,448

Exchange-Traded Funds — 9.6%
63,319	SPDR® S&P 500® ETF Trust (Identified Cost $18,396,880)	20,379,853

Principal Amount
Short-Term Investments — 42.9%
	Certificates of Deposit — 32.2%
$5,200,000	National Bank of Kuwait (NY), 1.810%, 1/02/2020	5,200,005
8,000,000	Credit Agricole Corporate & Investment Bank (NY), 1.530%, 1/06/2020	7,999,845
1,000,000	Landesbank Baden-Wuerttemberg (NY), 1.780%, 1/17/2020	1,000,009
2,000,000	Landesbank Baden-Wuerttemberg (NY), 1.900%, 1/21/2020	2,000,109
5,000,000	Landesbank Hessen (NY), 1.810%, 2/06/2020	5,000,968
2,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 2.000%, 2/06/2020	2,000,187
4,000,000	Sumitomo Mitsui Banking Corp. (NY), 2.010%, 2/10/2020	4,001,386
2,000,000	Sumitomo Mitsui Trust Bank (NY), 1-month LIBOR + 0.230%, 1.971%, 2/13/2020(b)	2,000,460
3,000,000	Credit Industriel et Commercial (NY), 1.800%, 2/14/2020(c)	3,000,281
5,000,000	Norinchukin Bank (NY), 1.870%, 2/20/2020	5,000,186
5,000,000	Bank of Montreal (IL), 1.950%, 2/28/2020	5,000,396
4,000,000	Sumitomo Mitsui Trust Bank (NY), 1.890%, 3/09/2020	3,999,897
5,000,000	Bank of Nova Scotia (TX), 2.000%, 3/10/2020(c)	5,001,537
1,000,000	DZ Bank (NY), 1.870%, 3/27/2020(c)	999,976
2,000,000	Mizuho Bank Ltd. (NY), 1-month LIBOR + 0.200%, 1.964%, 4/20/2020(b)	1,999,720
1,000,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.190%, 1.935%, 5/18/2020(b)(c)	999,989
2,000,000	National Australia Bank (NY), 1-month LIBOR + 0.150%, 1.915%, 5/20/2020(b)(c)	1,999,677
3,000,000	Nordea Bank ABP (NY), 3-month LIBOR + 0.060%, 1.948%, 6/11/2020(b)	2,999,993
1,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.180%, 1.916%, 6/12/2020(b)(c)	999,870
3,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.210%, 1.925%, 7/10/2020(b)(c)	2,999,661
4,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 2.075%, 10/20/2020(b)(c)	4,001,054

		68,205,206

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund – (continued)

Principal Amount	Description	Value (†)
	Time Deposits — 3.8%
$8,000,000	Canadian Imperial Bank of Commerce, 1.500%, 1/02/2020	$8,000,000

	Commercial Paper — 2.1%
2,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.804%, 1/22/2020(d)	1,997,784
2,500,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.853%, 1/15/2020(d)	2,498,146

		4,495,930

	Treasuries — 2.7%
2,000,000	U.S. Treasury Bills, 1.500%, 1/09/2020(d)(e)	1,999,453
2,550,000	U.S. Treasury Bills, 1.510%, 3/05/2020(d)(e)	2,543,295
1,200,000	U.S. Treasury Bills, 1.515%, 2/06/2020(d)(e)	1,198,262

		5,741,010

	Other Notes — 1.9%
2,000,000	Bank of America NA, 1.840%, 6/15/2020	1,999,901
2,000,000	Bank of America NA, 2.020%, 1/09/2020(c)	2,000,259

		4,000,160

	Repurchase Agreement — 0.2%
290,539	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $290,553 on 1/02/2020 collateralized by $290,000 U.S. Treasury Note, 2.75% due 9/15/2021 valued at $297,889 including accrued interest (Note 2 of Notes to Financial Statements)	290,539

	Total Short-Term Investments (Identified Cost $90,727,573)	90,732,845

	Total Investments — 99.0% (Identified Cost $173,241,615)	209,585,146
	Other assets less liabilities — 1.0%	2,173,382

	Net Assets — 100.0%	$211,758,528

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
REITs	Real Estate Investment Trusts
SPDR®	Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2019

ASG Tactical U.S. Market Fund – (continued)

At December 31, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/20/2020	952	$149,311,577	$153,800,360	$4,488,783

Industry Summary at December 31, 2019

Software	4.3%
Pharmaceuticals	2.7
Banks	2.1
Interactive Media & Services	2.0
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	33.4
Short-Term Investments	42.9
Exchange-Traded Funds	9.6

Total Investments	99.0
Other assets less liabilities (including futures contracts)	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities

December 31, 2019

	ASG Dynamic Allocation Fund	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
ASSETS
Investments at cost	$41,037,188	$767,859,362	$1,443,789,332
Net unrealized appreciation	2,237,059	14,181,829	87,058

Investments at value	43,274,247	782,041,191	1,443,876,390
Cash	—	13,797,086	40,448,785
Due from brokers (including variation margin on futures contracts) (Note 2)	543,300	22,601,683	93,529,326
Receivable for Fund shares sold	64,749	1,582,848	5,108,269
Receivable for securities sold	—	403,142	—
Dividends and interest receivable	28,726	1,422,157	3,022,808
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	462,456	13,560,186
Unrealized appreciation on futures contracts (Note 2)	692,884	11,167,137	41,527,718
Prepaid expenses (Note 8)	1	51	79

TOTAL ASSETS	44,603,907	833,477,751	1,641,073,561

LIABILITIES
Payable for securities purchased	—	627,047	—
Payable for Fund shares redeemed	7,708	1,360,530	3,758,539
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,719,946	16,733,541
Due to brokers (including variation margin on futures contracts) (Note 2)	169,739	—	13,238,997
Unrealized depreciation on futures contracts (Note 2)	147,172	6,562,716	30,984,323
Management fees payable (Note 6)	15,134	804,007	1,575,687
Deferred Trustees’ fees (Note 6)	23,759	253,989	234,195
Administrative fees payable (Note 6)	1,621	54,604	111,991
Payable to distributor (Note 6d)	798	5,717	22,639
Other accounts payable and accrued expenses	77,115	166,589	502,976

TOTAL LIABILITIES	443,046	11,555,145	67,162,888

NET ASSETS	$44,160,861	$821,922,606	$1,573,910,673

NET ASSETS CONSIST OF:
Paid-in capital	$41,303,338	$876,412,842	$1,739,572,848
Accumulated earnings (loss)	2,857,523	(54,490,236)	(165,662,175)

NET ASSETS	$44,160,861	$821,922,606	$1,573,910,673

See accompanying notes to financial statements.

57  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	ASG Dynamic Allocation Fund	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$422,678	$25,341,124	$222,058,512

Shares of beneficial interest	38,140	2,265,994	23,969,844

Net asset value and redemption price per share	$11.08	$11.18	$9.26

Offering price per share (100/94.25 of net asset value) (Note 1)	$11.76	$11.86	$9.82

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$26,606	$11,171,155	$21,621,288

Shares of beneficial interest	2,418	1,065,981	2,461,178

Net asset value and offering price per share	$11.00	$10.48	$8.78

Class N shares:
Net assets	$—	$526,085	$117,257,861

Shares of beneficial interest	—	46,357	12,503,275

Net asset value, offering and redemption price per share	$—	$11.35	$9.38

Class Y shares:
Net assets	$43,711,577	$784,884,242	$1,212,973,012

Shares of beneficial interest	3,935,374	69,066,918	129,562,725

Net asset value, offering and redemption price per share	$11.11	$11.36	$9.36

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  58

Statements of Assets and Liabilities (continued)

December 31, 2019

ASG Tactical U.S. Market Fund
ASSETS
Investments at cost	$173,241,615
Net unrealized appreciation	36,343,531

Investments at value	209,585,146
Cash	349,739
Receivable for Fund shares sold	303,102
Dividends and interest receivable	348,933
Unrealized appreciation on futures contracts (Note 2)	4,488,783
Prepaid expenses (Note 8)	7

TOTAL ASSETS	215,075,710

LIABILITIES
Payable for Fund shares redeemed	59,813
Due to brokers (including variation margin on futures contracts) (Note 2)	2,978,371
Management fees payable (Note 6)	144,339
Deferred Trustees’ fees (Note 6)	52,949
Administrative fees payable (Note 6)	8,012
Payable to distributor (Note 6d)	2,664
Other accounts payable and accrued expenses	71,034

TOTAL LIABILITIES	3,317,182

NET ASSETS	$211,758,528

NET ASSETS CONSIST OF:
Paid-in capital	$171,550,511
Accumulated earnings	40,208,017

NET ASSETS	$211,758,528

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$22,523,820

Shares of beneficial interest	1,393,382

Net asset value and redemption price per share	$16.16

Offering price per share (100/94.25 of net asset value) (Note 1)	$17.15

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,060,228

Shares of beneficial interest	195,239

Net asset value and offering price per share	$15.67

Class Y shares:
Net assets	$186,174,480

Shares of beneficial interest	11,485,269

Net asset value, offering and redemption price per share	$16.21

See accompanying notes to financial statements.

59  |

Statements of Operations

For the Year Ended December 31, 2019

	ASG Dynamic Allocation Fund	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
INVESTMENT INCOME
Interest	$493,858	$19,141,821	$39,639,452
Dividends	588,578	7,419,525	—
Less net foreign taxes withheld	—	(7,142)	—

	1,082,436	26,554,204	39,639,452

Expenses
Management fees (Note 6)	286,868	12,099,144	22,460,865
Service and distribution fees (Note 6)	1,170	206,575	787,430
Administrative fees (Note 6)	18,045	554,301	970,234
Trustees’ and directors’ fees and expenses (Note 6)	18,857	89,354	112,818
Transfer agent fees and expenses (Notes 6 and 7)	65,468	702,291	2,938,378
Audit and tax services fees	59,153	114,756	75,683
Custodian fees and expenses	12,319	106,078	371,357
Legal fees (Note 8)	1,108	31,731	49,179
Registration fees	57,487	81,800	151,390
Shareholder reporting expenses	9,240	43,259	169,107
Miscellaneous expenses (Note 8)	31,063	66,862	100,178

Total expenses	560,778	14,096,151	28,186,619
Less waiver and/or expense reimbursement (Note 6)	(190,778)	(321,281)	(1,431,185)

Net expenses	370,000	13,774,870	26,755,434

Net investment income	712,436	12,779,334	12,884,018

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	259,980	9,400,258	1,376
Futures contracts	2,944,762	38,220,765	190,529,428
Swap agreements	—	(501,635)	—
Forward foreign currency contracts (Note 2e)	—	(178,036)	(17,855,210)
Foreign currency transactions (Note 2d)	(12,011)	(215,416)	16,407
Net change in unrealized appreciation (depreciation) on:
Investments	2,153,582	29,856,569	123,157
Futures contracts	421,644	17,158,398	(45,566,573)
Forward foreign currency contracts (Note 2e)	—	(2,588,885)	(835,664)
Foreign currency translations (Note 2d)	1,359	114,618	(57,590)

Net realized and unrealized gain on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	5,769,316	91,266,636	126,355,331

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,481,752	$104,045,970	$139,239,349

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  60

Statements of Operations (continued)

For the Year Ended December 31, 2019

ASG Tactical U.S. Market Fund
INVESTMENT INCOME
Interest	$1,805,725
Dividends	1,890,832

3,696,557

Expenses
Management fees (Note 6)	1,488,771
Service and distribution fees (Note 6)	85,656
Administrative fees (Note 6)	81,850
Trustees’ fees and expenses (Note 6)	26,222
Transfer agent fees and expenses (Notes 6 and 7)	181,822
Audit and tax services fees	42,645
Custodian fees and expenses	17,376
Legal fees (Note 8)	4,720
Registration fees	67,411
Shareholder reporting expenses	13,383
Miscellaneous expenses (Note 8)	28,707

Total expenses	2,038,563
Less waiver and/or expense reimbursement (Note 6)	(110,553)

Net expenses	1,928,010

Net investment income	1,768,547

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain on:
Investments	702,096
Futures contracts	6,156,396
Net change in unrealized appreciation (depreciation) on:
Investments	25,289,348
Futures contracts	5,802,226

Net realized and unrealized gain on investments and futures contracts	37,950,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,718,613

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets

	ASG Dynamic Allocation Fund		ASG Global Alternatives Fund (Consolidated*)
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$712,436	$585,078	$12,779,334	$11,637,317
Net realized gain (loss) on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	3,192,731	(2,583,625)	46,725,936	(32,666,753)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	2,576,585	(1,953,716)	44,540,700	(55,650,812)

Net increase (decrease) in net assets resulting from operations	6,481,752	(3,952,263)	104,045,970	(76,680,248)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,974)	(8,397)	(228,062)	(360,700)
Class C	(421)	(1,104)	(8,948)	(34,318)
Class N	—	—	(6,327)	(202,207)
Class Y	(1,018,840)	(1,414,283)	(9,035,275)	(15,628,566)

Total distributions	(1,028,235)	(1,423,784)	(9,278,612)	(16,225,791)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	415,711	3,947,444	(468,465,733)	(355,923,631)

Net increase (decrease) in net assets	5,869,228	(1,428,603)	(373,698,375)	(448,829,670)
NET ASSETS
Beginning of the year	38,291,633	39,720,236	1,195,620,981	1,644,450,651

End of the year	$44,160,861	$38,291,633	$821,922,606	$1,195,620,981

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets (continued)

	ASG Managed Futures Strategy Fund (Consolidated*)		ASG Tactical U.S. Market Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$12,884,018	$13,799,562	$1,768,547	$1,372,784
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	172,692,001	(418,341,848)	6,858,492	(6,362,767)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(46,336,670)	(6,536,453)	31,091,574	(4,602,653)

Net increase (decrease) in net assets resulting from operations	139,239,349	(411,078,739)	39,718,613	(9,592,636)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,061,550)	(2,716,878)	(145,350)	(981,219)
Class C	(839,596)	(613,754)	—	(49,251)
Class N	(5,760,322)	(127,823)	—	—
Class Y	(57,921,320)	(34,974,523)	(1,645,603)	(3,351,345)

Total distributions	(74,582,788)	(38,432,978)	(1,790,953)	(4,381,815)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(559,082,083)	(938,960,031)	30,755,618	53,688,562

Net increase (decrease) in net assets	(494,425,522)	(1,388,471,748)	68,683,278	39,714,111
NET ASSETS
Beginning of the year	2,068,336,195	3,456,807,943	143,075,250	103,361,139

End of the year	$1,573,910,673	$2,068,336,195	$211,758,528	$143,075,250

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

63  |

Financial Highlights

For a share outstanding throughout each period.

	ASG Dynamic Allocation Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$9.71	$11.10	$10.08		$9.86		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.14	0.10		0.03		0.01
Net realized and unrealized gain (loss)	1.45	(1.19)	1.99		0.21		(0.14)

Total from Investment Operations	1.61	(1.05)	2.09		0.24		(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.13)	(0.07)		(0.02)		(0.01)
Net realized capital gains	—	(0.21)	(1.00)		—		—

Total Distributions	(0.24)	(0.34)	(1.07)		(0.02)		(0.01)

Net asset value, end of the period	$11.08	$9.71	$11.10		$10.08		$9.86

Total return(b)(c)	16.59%	(9.61)%	20.79%		2.41%		(1.28	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$423	$323	$134		$29		$1
Net expenses(e)	1.15%	1.15%	1.17	%(f)	1.17	%(g)	1.15	%(h)
Gross expenses	1.62%	1.62%	1.74	%(f)	1.80	%(g)	3.96	%(h)
Net investment income	1.50%	1.31%	0.90%		0.31%		1.19	%(h)
Portfolio turnover rate	23%	46%	8%		115	%(i)	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.15% and the ratio of gross expenses would have been 1.72%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.15% and the ratio of gross expenses would have been 1.78%.
(h)	Computed on an annualized basis for periods less than one year.
(i)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Dynamic Allocation Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$9.66	$10.99		$10.01		$9.85		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	0.04		(0.00	)(b)	(0.07)		(0.00	)(b)
Net realized and unrealized gain (loss)	1.44	(1.16)		1.99		0.23		(0.14)

Total from Investment Operations	1.52	(1.12)		1.99		0.16		(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.00	)(b)	(0.01)		(0.00	)(b)	(0.01)
Net realized capital gains	—	(0.21)		(1.00)		—		—

Total Distributions	(0.18)	(0.21)		(1.01)		(0.00)		(0.01)

Net asset value, end of the period	$11.00	$9.66		$10.99		$10.01		$9.85

Total return(c)(d)	15.75%	(10.30)%		19.92%		1.63%		(1.37	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27	$14		$15		$9		$8
Net expenses(f)	1.90%	1.90%		1.92	%(g)	1.91	%(h)	1.90	%(i)
Gross expenses	2.38%	2.34%		2.49	%(g)	2.51	%(h)	4.72	%(i)
Net investment income (loss)	0.81%	0.37%		(0.02)%		(0.75)%		(0.16	)%(i)
Portfolio turnover rate	23%	46%		8%		115	%(j)	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.90% and the ratio of gross expenses would have been 2.47%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.90% and the ratio of gross expenses would have been 2.50%.
(i)	Computed on an annualized basis for periods less than one year.
(j)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Dynamic Allocation Fund—Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$9.73	$11.12	$10.09		$9.86		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.15	0.11		0.03		0.01
Net realized and unrealized gain (loss)	1.46	(1.18)	2.01		0.23		(0.14)

Total from Investment Operations	1.64	(1.03)	2.12		0.26		(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.15)	(0.09)		(0.03)		(0.01)
Net realized capital gains	—	(0.21)	(1.00)		—		—

Total Distributions	(0.26)	(0.36)	(1.09)		(0.03)		(0.01)

Net asset value, end of the period	$11.11	$9.73	$11.12		$10.09		$9.86

Total return(b)	16.82%	(9.39)%	21.19%		2.57%		(1.26	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,712	$37,955	$39,571		$22,334		$20,095
Net expenses(d)	0.90%	0.90%	0.92	%(e)	0.91	%(f)	0.90	%(g)
Gross expenses	1.37%	1.35%	1.50	%(e)	1.54	%(f)	3.72	%(g)
Net investment income	1.74%	1.41%	0.95%		0.32%		1.39	%(g)
Portfolio turnover rate	23%	46%	8%		115	%(h)	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.48%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.53%.
(g)	Computed on an annualized basis for periods less than one year.
(h)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$10.24		$11.04		$10.02		$10.48		$11.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11		0.06		(0.03)		(0.09)		(0.14)
Net realized and unrealized gain (loss)	0.93		(0.75)		1.10		(0.37)		(0.12)

Total from Investment Operations	1.04		(0.69)		1.07		(0.46)		(0.26)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.11)		(0.05)		—		—
Net realized capital gains	—		—		—		—		(0.38)

Total Distributions	(0.10)		(0.11)		(0.05)		—		(0.38)

Net asset value, end of the period	$11.18		$10.24		$11.04		$10.02		$10.48

Total return(b)	10.26	%(c)	(6.35	)%(c)	10.66%		(4.39)%		(2.69)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,341		$33,649		$49,904		$76,207		$224,951
Net expenses	1.54	%(d)	1.54	%(d)	1.57	%(e)(f)	1.56	%(g)	1.53	%(h)
Gross expenses	1.57%		1.55%		1.57	%(f)	1.56	%(g)	1.53	%(h)
Net investment income (loss)	0.97%		0.58%		(0.26)%		(0.93)%		(1.27)%
Portfolio turnover rate(i)	125%		59%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.60% to 1.54%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.55% and the ratio of gross expenses would have been 1.56%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.54% and the ratio of gross expenses would have been 1.54%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.52% and the ratio of gross expenses would have been 1.52%.
(i)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$9.59		$10.33		$9.40		$9.91		$10.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		(0.02)		(0.10)		(0.15)		(0.21)
Net realized and unrealized gain (loss)	0.88		(0.70)		1.03		(0.36)		(0.11)

Total from Investment Operations	0.90		(0.72)		0.93		(0.51)		(0.32)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.02)		—		—		—
Net realized capital gains	—		—		—		—		(0.38)

Total Distributions	(0.01)		(0.02)		—		—		(0.38)

Net asset value, end of the period	$10.48		$9.59		$10.33		$9.40		$9.91

Total return(b)	9.48	%(c)	(7.09	)%(c)	9.89%		(5.15)%		(3.40)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,171		$15,537		$24,521		$38,412		$95,885
Net expenses	2.29	%(d)	2.29	%(d)	2.32	%(e)(f)	2.31	%(g)	2.28	%(h)
Gross expenses	2.32%		2.30%		2.32	%(f)	2.31	%(g)	2.28	%(h)
Net investment income (loss)	0.23%		(0.17)%		(1.00)%		(1.68)%		(2.03)%
Portfolio turnover rate(i)	125%		59%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 2.35% to 2.29%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.30% and the ratio of gross expenses would have been 2.31%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.29% and the ratio of gross expenses would have been 2.29%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.26% and the ratio of gross expenses would have been 2.26%.
(i)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$10.40		$11.22		$10.19		$10.63		$11.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.15		0.10		0.01		(0.06)		(0.11)
Net realized and unrealized gain (loss)	0.94		(0.77)		1.11		(0.38)		(0.12)

Total from Investment Operations	1.09		(0.67)		1.12		(0.44)		(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.15)		(0.09)		—		—
Net realized capital gains	—		—		—		—		(0.38)

Total Distributions	(0.14)		(0.15)		(0.09)		—		(0.38)

Net asset value, end of the period	$11.35		$10.40		$11.22		$10.19		$10.63

Total return	10.48	%(b)	(6.08	)%(b)	10.98%		(4.05)%		(2.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$526		$14,377		$10,376		$9,639		$10,476
Net expenses	1.24	%(c)	1.24	%(c)	1.26	%(d)(e)	1.24	%(f)	1.23	%(g)
Gross expenses	1.26%		1.25%		1.26	%(e)	1.24	%(f)	1.23	%(g)
Net investment income (loss)	1.38%		0.94%		0.09%		(0.56)%		(0.97)%
Portfolio turnover rate(h)	125%		59%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.24%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.24% and the ratio of gross expenses would have been 1.24%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.22% and the ratio of gross expenses would have been 1.22%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.21% and the ratio of gross expenses would have been 1.21%.
(h)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$10.40		$11.22		$10.19		$10.64		$11.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.14		0.09		0.00	(b)	(0.07)		(0.12)
Net realized and unrealized gain (loss)	0.95		(0.77)		1.11		(0.38)		(0.11)

Total from Investment Operations	1.09		(0.68)		1.11		(0.45)		(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.14)		(0.08)		—		—
Net realized capital gains	—		—		—		—		(0.38)

Total Distributions	(0.13)		(0.14)		(0.08)		—		(0.38)

Net asset value, end of the period	$11.36		$10.40		$11.22		$10.19		$10.64

Total return	10.49	%(c)	(6.04	)%(c)	10.93%		(4.23)%		(2.38)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$784,884		$1,132,058		$1,559,650		$1,504,641		$3,344,101
Net expenses	1.29	%(d)	1.29	%(d)	1.32	%(e)(f)	1.31	%(g)	1.28	%(h)
Gross expenses	1.32%		1.30%		1.32	%(f)	1.31	%(g)	1.28	%(h)
Net investment income (loss)	1.23%		0.85%		0.02%		(0.67)%		(1.03)%
Portfolio turnover rate(i)	125%		59%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.35% to 1.29%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.31%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.29% and the ratio of gross expenses would have been 1.29%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.26% and the ratio of gross expenses would have been 1.26%.
(i)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$8.97		$10.38	$9.78		$10.37		$10.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.04		0.02	(0.06)		(0.12)		(0.16)
Net realized and unrealized gain (loss)	0.69		(1.31)	0.66		(0.47)		0.06	(b)

Total from Investment Operations	0.73		(1.29)	0.60		(0.59)		(0.10)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)		—	—		—		(0.22)
Net realized capital gains	—		(0.12)	—		—		(0.29)

Total Distributions	(0.44)		(0.12)	—		—		(0.51)

Net asset value, end of the period	$9.26		$8.97	$10.38		$9.78		$10.37

Total return(c)	8.09	%(d)	(12.55)%	6.13%		(5.69	)%(d)	(1.38)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$222,059		$133,996	$299,505		$463,235		$486,160
Net expenses	1.70	%(e)	1.70%	1.75	%(f)(g)	1.74	%(e)(h)	1.73	%(f)(i)
Gross expenses	1.79%		1.70%	1.75	%(f)(g)	1.75	%(h)	1.73	%(f)(i)
Net investment income (loss)	0.47%		0.21%	(0.61)%		(1.11)%		(1.48)%
Portfolio turnover rate(j)	—%		—%	—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.70%.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.71%.
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$8.51		$9.93	$9.42		$10.07		$10.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)		(0.05)	(0.13)		(0.19)		(0.24)
Net realized and unrealized gain (loss)	0.64		(1.25)	0.64		(0.46)		0.05	(b)

Total from Investment Operations	0.62		(1.30)	0.51		(0.65)		(0.19)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		—	—		—		(0.14)
Net realized capital gains	—		(0.12)	—		—		(0.29)

Total Distributions	(0.35)		(0.12)	—		—		(0.43)

Net asset value, end of the period	$8.78		$8.51	$9.93		$9.42		$10.07

Total return(c)	7.30	%(d)	(13.22)%	5.41%		(6.45	)%(d)	(2.23)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,621		$29,421	$53,661		$71,184		$67,479
Net expenses	2.45	%(e)	2.45%	2.50	%(f)(g)	2.49	%(e)(h)	2.48	%(f)(g)
Gross expenses	2.53%		2.45%	2.50	%(f)(g)	2.50	%(h)	2.48	%(f)(g)
Net investment loss	(0.24)%		(0.52)%	(1.36)%		(1.86)%		(2.24)%
Portfolio turnover rate(i)	—%		—%	—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.45%.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.46%.
(i)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class N
	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017**
Net asset value, beginning of the period	$9.07	$10.46	$9.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	0.08	(0.01)
Net realized and unrealized gain (loss)	0.70	(1.35)	0.67

Total from Investment Operations	0.78	(1.27)	0.66

LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	—	(0.01)
Net realized capital gains	—	(0.12)	—

Total Distributions	(0.47)	(0.12)	(0.01)

Net asset value, end of the period	$9.38	$9.07	$10.46

Total return	8.45%	(12.26)%	6.76	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$117,258	$67,957	$1,017
Net expenses	1.36%	1.36%	1.34	%(d)(e)(f)
Gross expenses	1.36%	1.36%	14.83	%(d)(f)
Net investment income (loss)	0.79%	0.83%	(0.17	)%(d)
Portfolio turnover rate(g)	—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.29% and the ratio of gross expenses would have been 14.78%.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$9.06		$10.46	$9.83		$10.40		$11.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07		0.05	(0.03)		(0.09)		(0.14)
Net realized and unrealized gain (loss)	0.69		(1.33)	0.67		(0.48)		0.05	(b)

Total from Investment Operations	0.76		(1.28)	0.64		(0.57)		(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)		—	(0.01)		—		(0.23)
Net realized capital gains	—		(0.12)	—		—		(0.29)

Total Distributions	(0.46)		(0.12)	(0.01)		—		(0.52)

Net asset value, end of the period	$9.36		$9.06	$10.46		$9.83		$10.40

Total return	8.35	%(c)	(12.35)%	6.48%		(5.47	)%(c)	(1.22)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,212,973		$1,836,962	$3,102,626		$2,629,920		$2,133,620
Net expenses	1.45	%(d)	1.45%	1.50	%(e)(f)	1.49	%(d)(g)	1.48	%(e)(f)
Gross expenses	1.53%		1.45%	1.50	%(e)(f)	1.50	%(g)	1.48	%(e)(f)
Net investment income (loss)	0.77%		0.49%	(0.34)%		(0.85)%		(1.24)%
Portfolio turnover rate(h)	—%		—%	—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.45%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.46%.
(h)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$13.23	$14.11	$11.83		$11.41	$11.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11	0.09	0.06		0.04	(0.00	)(b)
Net realized and unrealized gain (loss)	2.92	(0.63)	2.95		0.43	(0.35)

Total from Investment Operations	3.03	(0.54)	3.01		0.47	(0.35)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.08)	(0.06)		(0.05)	—
Net realized capital gains	—	(0.26)	(0.67)		—	(0.09)

Total Distributions	(0.10)	(0.34)	(0.73)		(0.05)	(0.09)

Net asset value, end of the period	$16.16	$13.23	$14.11		$11.83	$11.41

Total return(c)(d)	22.94%	(3.88)%	25.37%		4.09%	(3.00)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,524	$18,978	$16,292		$8,365	$9,360
Net expenses(e)	1.24%	1.24%	1.24	%(f)	1.25%	1.32%
Gross expenses	1.30%	1.32%	1.44%		1.40%	1.39%
Net investment income (loss)	0.75%	0.64%	0.49%		0.36%	(0.03)%
Portfolio turnover rate	37%	88%	18%		42%	149%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.24%.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$12.84	$13.75	$11.59		$11.21	$11.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00 (b)	(0.01)	(0.04)		(0.05)	(0.09)
Net realized and unrealized gain (loss)	2.83	(0.60)	2.87		0.43	(0.34)

Total from Investment Operations	2.83	(0.61)	2.83		0.38	(0.43)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.04)	(0.00	)(b)	—	—
Net realized capital gains	—	(0.26)	(0.67)		—	(0.09)

Total Distributions	—	(0.30)	(0.67)		—	(0.09)

Net asset value, end of the period	$15.67	$12.84	$13.75		$11.59	$11.21

Total return(c)(d)	22.04%	(4.55)%	24.37%		3.39%	(3.79)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,060	$3,110	$2,190		$1,973	$2,202
Net expenses(e)	1.99%	1.99%	2.00	%(f)	2.00%	2.07%
Gross expenses	2.05%	2.07%	2.20%		2.15%	2.13%
Net investment income (loss)	0.00%	(0.09)%	(0.28)%		(0.41)%	(0.79)%
Portfolio turnover rate	37%	88%	18%		42%	149%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.99%.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund— Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$13.26	$14.17	$11.87		$11.45	$11.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.13	0.10		0.07	0.02
Net realized and unrealized gain (loss)	2.94	(0.64)	2.96		0.44	(0.34)

Total from Investment Operations	3.09	(0.51)	3.06		0.51	(0.32)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.14)	(0.09)		(0.09)	(0.02)
Net realized capital gains	—	(0.26)	(0.67)		—	(0.09)

Total Distributions	(0.14)	(0.40)	(0.76)		(0.09)	(0.11)

Net asset value, end of the period	$16.21	$13.26	$14.17		$11.87	$11.45

Total return(b)	23.34%	(3.67)%	25.67%		4.41%	(2.74)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$186,174	$120,988	$84,880		$58,488	$89,126
Net expenses(c)	0.99%	0.99%	0.99	%(d)	1.00%	1.07%
Gross expenses	1.05%	1.07%	1.19%		1.15%	1.14%
Net investment income	1.00%	0.90%	0.73%		0.58%	0.20%
Portfolio turnover rate	37%	88%	18%		42%	149%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.99%.

See accompanying notes to financial statements.

77  |

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Dynamic Allocation Fund (the “Dynamic Allocation Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

ASG Tactical U.S. Market Fund (the “Tactical U.S. Market Fund”)

Each Fund is a diversified investment company, except for Dynamic Allocation Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Global Alternatives Fund and Managed Futures Strategy Fund also offer Class N shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Global Alternatives Fund and Managed Futures Strategy Fund invest in commodity-related instruments through ASG Global Alternatives Cayman Fund Ltd. and ASG

|  78

Notes to Financial Statements (continued)

December 31, 2019

Managed Futures Strategy Cayman Fund Ltd., wholly-owned subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Global Alternatives Fund and Managed Futures Strategy Fund, respectively, organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of December 31, 2019, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Global Alternatives Fund	$24,865,512	3.03%
Managed Futures Strategy Fund	77,554,554	4.93%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of Global Alternatives Fund and Managed Futures Strategy Fund present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price

79  |

Notes to Financial Statements (continued)

December 31, 2019

quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively. Equity basket total return swaps are valued based on the value of the underlying listed equity securities as reported by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

|  80

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

	Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
Dynamic Allocation Fund	$10,778,202	$65,554	0.15%
Global Alternatives Fund	181,430,966	1,240,648	0.15%
Managed Futures Strategy Fund	749,858,323	4,886,508	0.31%

*	Amounts represent gross unrealized appreciation/(depreciation) at absolute value.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and

81  |

Notes to Financial Statements (continued)

December 31, 2019

unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When a Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Funds may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a

|  82

Notes to Financial Statements (continued)

December 31, 2019

Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Swap Agreements.  Global Alternatives Fund may enter into equity basket total return swap agreements. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for, typically, fixed or floating interest payments. When a Fund pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Fund may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Fund receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Fund may receive the change in value in addition to the interest payment. The Fund receives net interest or pays net total return depending on whether the values of the underlying assets decrease or increase. Dividends declared on short reference entity common stocks are accrued and paid to the counterparty. Equity basket total return swap agreements typically reset on a monthly basis.

The notional amounts of equity basket total return swap agreements are not recorded in the financial statements. Equity basket total return swap agreements are valued daily, and fluctuations in value are recorded as change in unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Operations. Fees are accrued in accordance with the terms of the agreement and are included in due to/from brokers on the Consolidated Statement of Assets and Liabilities. Payments made or received by the Fund as a result of a reset or termination of the agreement are recorded as realized gain or loss on the Consolidated Statement of Operations.

Equity basket total return swap agreements are privately negotiated in the over-the-counter market and are entered into as bilateral contracts. Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Bilateral swap agreements may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. The Fund covers its net obligations under outstanding equity basket total return swap agreements by segregating or earmarking cash or securities.

83  |

Notes to Financial Statements (continued)

December 31, 2019

h.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. The due from brokers’ balances in the Statements of Assets and Liabilities for the Funds represent cash and foreign currency on deposit with brokers for open futures contracts and cash pledged as collateral for forward foreign currency contracts and swap agreements (including accrued interest receivable on equity basket total return swap agreements and net dividends payable on short reference entity common stocks). The due to brokers’ balances in the Statements of Assets and Liabilities for the Funds represent net cash and foreign currency debit balances related to futures contracts. In certain circumstances the Funds’ or Subsidiaries’ use of cash, and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

|  84

Notes to Financial Statements (continued)

December 31, 2019

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gain and return of capital distributions received, foreign currency gains and losses, partnership basis adjustments, total return swaps and Cayman blocker adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, constructive sales, partnership basis adjustments, wash sales, return of capital distributions received, futures and forward foreign currency contract mark-to-market and Cayman blocker adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Dynamic Allocation Fund	$1,028,235	$—	$1,028,235	$1,126,149	$297,635	$1,423,784
Global Alternatives Fund	9,278,612	—	9,278,612	16,225,791	—	16,225,791
Managed Futures Strategy Fund	74,582,788	—	74,582,788	36,963,582	1,469,396	38,432,978
Tactical U.S. Market Fund	1,790,953	—	1,790,953	2,196,408	2,185,407	4,381,815

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

85  |

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Dynamic Allocation Fund	Global Alternatives Fund	Managed Futures Strategy Fund	Tactical U.S. Market Fund
Undistributed ordinary income	$—	$—	$—	$167
Undistributed long-term capital gains	792,961	—	—	4,038,771

Total undistributed earnings	792,961	—	—	4,038,938

Capital loss carryforward:
Short-term:
No expiration date	—	(70,338,216)	(152,816,236)	—
Long-term:
No expiration date	—	—	(1,752,978)	—

Total capital loss carryforward	—	(70,338,216)	(154,569,214)	—

Late-year ordinary and post-October capital loss deferrals*	(2,228)	(1,565,113)	(4,972,398)	—

Unrealized appreciation (depreciation)	2,090,549	17,667,081	(5,886,367)	36,222,028

Total accumulated earnings (losses)	$2,881,282	$(54,236,248)	$(165,427,979)	$40,260,966

Capital loss carryforward utilized in the current year	$2,643,878	$62,521,105	$187,130,565	$8,647,831

*

Under current tax law, capital losses, foreign currency losses, losses on passive foreign investment companies, total return swap resets and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Dynamic Allocation Fund and Managed Futures Strategy Fund are deferring foreign currency losses. Global Alternatives Fund is deferring foreign currency losses and losses on total return swap resets.

As of December 31, 2019, the tax cost of investments (including derivatives) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Dynamic Allocation Fund	Global Alternatives Fund	Managed Futures Strategy Fund	Tactical U.S. Market Fund
Federal tax cost	$41,142,832	$769,576,763	$1,447,385,387	$327,163,478

Gross tax appreciation	$2,094,377	$20,428,275	$3,838,334	$36,239,001
Gross tax depreciation	(3,052)	(3,771,929)	(3,204,717)	(16,973)

Net tax appreciation	$2,091,325	$16,656,346	$633,617	$36,222,028

|  86

Notes to Financial Statements (continued)

December 31, 2019

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and Cayman blocker adjustments.

k.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

87  |

Notes to Financial Statements (continued)

December 31, 2019

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Dynamic Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$22,466,453	$—	$—	$22,466,453
Short-Term Investments(a)	—	20,807,794	—	20,807,794
Futures Contracts (unrealized appreciation)	662,293	30,591	—	692,884

Total	$23,128,746	$20,838,385	$—	$43,967,131

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$ (112,209)	$ (34,963)	$ —	$ (147,172)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

|  88

Notes to Financial Statements (continued)

December 31, 2019

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$189,903,501	$—	$—	$189,903,501
Exchange-Traded Funds	32,710,338	—	—	32,710,338
Short-Term Investments(a)	—	559,427,352	—	559,427,352
Forward Foreign Currency Contracts (unrealized appreciation)	—	462,456	—	462,456
Futures Contracts (unrealized appreciation)	10,508,084	659,053	—	11,167,137

Total	$233,121,923	$560,548,861	$—	$793,670,784

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Equity Basket Total Return Swaps	$— (b)	$—	$—	$—
Forward Foreign Currency Contracts (unrealized depreciation)	—	(1,719,946)	—	(1,719,946)
Futures Contracts (unrealized depreciation)	(5,981,121)	(581,595)	—	(6,562,716)

Total	$(5,981,121)	$(2,301,541)	$—	$(8,282,662)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.
(b)	Represents net unrealized appreciation (depreciation) of $0, as reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$1,443,876,390	$—	$1,443,876,390
Forward Foreign Currency Contracts (unrealized appreciation)	—	13,560,186	—	13,560,186
Futures Contracts (unrealized appreciation)	39,268,200	2,259,518	—	41,527,718

Total	$39,268,200	$1,459,696,094	$—	$1,498,964,294

89  |

Notes to Financial Statements (continued)

December 31, 2019

Managed Futures Strategy Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(16,733,541)	$—	$(16,733,541)
Futures Contracts (unrealized depreciation)	(28,357,333)	(2,626,990)	—	(30,984,323)

Total	$(28,357,333)	$(19,360,531)	$—	$(47,717,864)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Tactical U.S. Market Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$98,472,448	$—	$—	$98,472,448
Exchange-Traded Funds	20,379,853	—	—	20,379,853
Short-Term Investments(a)	—	90,732,845	—	90,732,845
Futures Contracts (unrealized appreciation)	4,488,783	—	—	4,488,783

Total	$123,341,084	$90,732,845	$—	$214,073,929

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts and swap agreements.

Dynamic Allocation Fund tactically allocates its investments across a range of asset classes and global markets. The Fund will typically use a variety of derivative instruments, in particular long positions in futures and forward contracts, to achieve exposures to global equity and fixed income securities. The Fund may also hold short positions in derivatives for hedging purposes. During the year ended December 31, 2019, the Fund used long contracts on U.S. and foreign equity market indices and U.S. and foreign government bonds and short contracts on U.S. dollar index to gain investment exposures in accordance with its objectives.

|  90

Notes to Financial Statements (continued)

December 31, 2019

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. The Fund may also use various strategies commonly used by hedge funds that seek to profit from underlying risk factors, such as merger arbitrage. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments and equity basket total return swap agreements. During the year ended December 31, 2019, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the Subsidiary) and short-term interest rates, and short contracts on equity basket total return swaps in accordance with these objectives.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2019, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, short-term interest rates, and commodities (through investments in the Subsidiary) to capture the exposures suggested by the quantitative investment models.

Tactical U.S. Market Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions. The Fund uses long futures contracts on U.S. equity indices to increase exposure to the U.S. equity market to up to 130% of the Fund’s total assets and short futures on U.S. equity indices to decrease exposure to the U.S. equity market to as low as 0% of the Fund’s total assets (to limit the effects of extreme market drawdowns). During the year ended December 31, 2019, the Fund used long contracts on U.S. equity market indices to increase exposure to the U.S. equity market and short contracts on U.S. equity market indices to decrease exposure to the U.S. equity market.

91  |

Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of derivative instruments for Dynamic Allocation Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Foreign exchange contracts	$126,581
Equity contracts	566,303

Total exchange-traded asset derivatives	$692,884

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(112,209)
Equity contracts	(34,963)

Total exchange-traded liability derivatives	$(147,172)

Transactions in derivative instruments for Dynamic Allocation Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$1,507,567
Foreign exchange contracts	(263,268)
Equity contracts	1,700,463

Total	$2,944,762

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(316,774)
Foreign exchange contracts	34,781
Equity contracts	703,637

Total	$421,644

|  92

Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$462,456	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$2,152,599
Foreign exchange contracts	—	840,925
Commodity contracts	—	5,235,557
Equity contracts	—	2,938,056

Total exchange-traded asset derivatives	$—	$11,167,137

Total asset derivatives	$462,456	$11,167,137

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,719,946)	$—	$—
Equity contracts	—	—	(29,903,979)

Total over-the-counter liability derivatives	(1,719,946)	—	(29,903,979)

Exchange-traded liability derivatives
Interest rate contracts	$—	$(2,759,754)	$—
Foreign exchange contracts	—	(1,108,626)	—
Commodity contracts	—	(2,112,741)	—
Equity contracts	—	(581,595)	—

Total exchange-traded liability derivatives	$—	$(6,562,716)	$—

Total liability derivatives	$(1,719,946)	$(6,562,716)	$(29,903,979)

[1]	Represents swap agreements, at value. Market value of swap agreements is reported in the Consolidated Portfolio of Investments.

93  |

Notes to Financial Statements (continued)

December 31, 2019

Transactions in derivative instruments for Global Alternatives Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency transactions	Swap agreements
Interest rate contracts	$32,898,235	$—	$—
Foreign exchange contracts	1,305,923	(178,036)	—
Commodity contracts	(14,448,864)	—	—
Equity contracts	18,465,471	—	(501,635)

Total	$38,220,765	$(178,036)	$(501,635)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$(2,019,022)	$—
Foreign exchange contracts	2,356,528	(2,588,885)
Commodity contracts	8,932,264	—
Equity contracts	7,888,628	—

Total	$17,158,398	$(2,588,885)

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$13,560,186	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$1,152,699
Foreign exchange contracts	—	1,682,349
Commodity contracts	—	14,689,767
Equity contracts	—	24,002,903

Total exchange-traded asset derivatives	$—	$41,527,718

Total asset derivatives	$13,560,186	$41,527,718

|  94

Notes to Financial Statements (continued)

December 31, 2019

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(16,733,541)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(17,118,021)
Foreign exchange contracts	—	(3,874,029)
Commodity contracts	—	(7,365,283)
Equity contracts	—	(2,626,990)

Total exchange-traded liability derivatives	$—	$(30,984,323)

Total liability derivatives	$(16,733,541)	$(30,984,323)

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$287,579,789	$—
Foreign exchange contracts	(5,810,655)	(17,855,210)
Commodity contracts	(99,072,272)	—
Equity contracts	7,832,566	—

Total	$190,529,428	$(17,855,210)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$(43,041,147)	$—
Foreign exchange contracts	(3,479,687)	(835,664)
Commodity contracts	(7,298,633)	—
Equity contracts	8,252,894	—

Total	$(45,566,573)	$(835,664)

95  |

Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of derivative instruments for Tactical U.S. Market Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Equity contracts	$4,488,783

Transactions in derivative instruments for Tactical U.S. Market Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Equity contracts	$6,156,396

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Equity contracts	$5,802,226

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

Dynamic Allocation Fund	Futures
Average Notional Amount Outstanding	99.36%
Highest Notional Amount Outstanding	119.43%
Lowest Notional Amount Outstanding	70.64%
Notional Amount Outstanding as of December 31, 2019	119.43%

Global Alternatives Fund	Forwards	Futures	Total Return Swaps
Average Notional Amount Outstanding	17.47%	216.40%	1.15%
Highest Notional Amount Outstanding	40.19%	252.43%	3.64%
Lowest Notional Amount Outstanding	7.18%	190.02%	0.00%
Notional Amount Outstanding as of December 31, 2019	12.70%	235.89%	3.64%

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	123.22%	706.25%
Highest Notional Amount Outstanding	206.53%	914.28%
Lowest Notional Amount Outstanding	75.85%	497.26%
Notional Amount Outstanding as of December 31, 2019	111.89%	556.16%

|  96

Notes to Financial Statements (continued)

December 31, 2019

Tactical U.S. Market Fund	Futures
Average Notional Amount Outstanding	46.08%
Highest Notional Amount Outstanding	80.37%
Lowest Notional Amount Outstanding	9.87%
Notional Amount Outstanding as of December 31, 2019	72.63%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2019, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Alternatives Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$462,456	$(462,456)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(1,719,946)	$462,456	$(1,257,490)	$1,257,490	$—

97  |

Notes to Financial Statements (continued)

December 31, 2019

Managed Futures Strategy Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$13,560,186	$(13,560,186)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(16,733,541)	$13,560,186	$(3,173,355)	$3,173,355	$—

The Funds are required to pledge an independent amount of collateral to the counterparty for open forward foreign currency contracts. In addition to the independent amount, the amount of collateral pledged to the counterparty is subsequently increased (for losses) or decreased (for gains) based on the change in value of the contracts, as calculated by the counterparty under the terms of the Funds’ ISDA agreements. As of December 31, 2019, amounts pledged to the counterparty (which may exceed the amounts shown in the table above) are as follows:

	Independent Amount of Collateral	Increase (Decrease) For Change in Value	Required Collateral	Collateral Pledged	Excess/ (Shortfall)
Global Alternatives Fund	$1,902,234	$1,235,196	$3,137,430	$3,345,928	$208,498
Managed Futures Strategy Fund	38,455,870	3,287,547	41,743,417	41,441,086	(302,331)

Amounts in excess or short of the required collateral amount are received or paid by the Funds on the next business day, subject to collateral thresholds and minimum transfer requirements. The ISDA agreements include a tri-party control agreement under which collateral pledged from the Fund to the broker is held for the benefit of the broker, as secured party, at a third party custodian, State Street Bank and Trust Company (“State Street Bank”). Collateral pledged to the broker is reflected in “due from brokers” on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely

|  98

Notes to Financial Statements (continued)

December 31, 2019

transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Dynamic Allocation Fund
Exchange-traded counterparty credit risk
Futures contracts	$692,884	$692,884
Margin with brokers	1,623,021	1,623,021

Total exchange-traded counterparty credit risk	$2,315,905	$2,315,905

Global Alternatives Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$462,456	$—
Collateral pledged to UBS AG	3,345,928	3,345,928
Collateral pledged to Morgan Stanley	8,383,975	8,383,975

Total over-the-counter counterparty credit risk	12,192,359	11,729,903

Exchange-traded counterparty credit risk
Futures contracts	11,167,137	11,167,137
Margin with brokers	36,172,990	36,172,990

Total exchange-traded counterparty credit risk	47,340,127	47,340,127

Total counterparty credit risk	$59,532,486	$59,070,030

99  |

Notes to Financial Statements (continued)

December 31, 2019

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Managed Futures Strategy Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$13,560,186	$—
Collateral pledged to UBS AG	41,441,086	41,441,086

Total over-the-counter counterparty credit risk	55,001,272	41,441,086

Exchange-traded counterparty credit risk
Futures contracts	41,527,718	41,527,718
Margin with brokers	163,543,080	163,543,080

Total exchange-traded counterparty credit risk	205,070,798	205,070,798

Total counterparty credit risk	$260,072,070	$246,511,884

Tactical U.S. Market Fund
Exchange-traded counterparty credit risk
Futures contracts	$4,488,783	$4,488,783
Margin with brokers	5,741,010	5,741,010

Total exchange-traded counterparty credit risk	$10,229,793	$10,229,793

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Dynamic Allocation Fund	$8,360,588	$4,510,881
Global Alternatives Fund	341,230,087	298,180,737
Tactical U.S. Market Fund	45,948,183	39,354,792

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis Investment Managers, LLC (“Natixis”), serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets.

Percentage of Average Daily Net Assets
Fund
Dynamic Allocation Fund	0.70%
Tactical U.S. Market Fund	0.80%

|  100

Notes to Financial Statements (continued)

December 31, 2019

Global Alternatives Fund pays a management fee at an annual rate of 1.15% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

Managed Futures Strategy Fund pays a management fee at an annual rate of 1.25% on the first $2.5 billion of the Fund’s average daily net assets (including the net asset value of its Subsidiary), and 1.20% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

AlphaSimplex also serves as investment adviser to ASG Global Alternatives Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.15% and 1.25%, respectively, of its average daily net assets.

Additionally, AlphaSimplex has entered into a subadvisory agreement with Natixis Advisors, L.P. (“Natixis Advisors”), (through its division, Active Index Advisors), on behalf of Tactical U.S. Market Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.10% of the average daily net assets of the Fund that are allocated by AlphaSimplex to be managed by Natixis Advisors.

Payments to AlphaSimplex are reduced by the amount of payments to Natixis Advisors as described above.

AlphaSimplex has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short (Global Alternatives Fund only), taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

101  |

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Dynamic Allocation Fund	1.15%	1.90%	—	0.90%
Global Alternatives Fund	1.54%	2.29%	1.24%	1.29%
Managed Futures Strategy Fund	1.70%	2.45%	1.40%	1.45%
Tactical U.S. Market Fund	1.24%	1.99%	—	0.99%

AlphaSimplex shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Dynamic Allocation Fund	$286,868	$190,567	$96,301	0.70%	0.23%
Global Alternatives Fund	12,099,144	315,060	11,784,084	1.15%	1.12%
Managed Futures Strategy Fund	22,460,865	—	22,460,865	1.25%	1.25%
Tactical U.S. Market Fund	1,488,771	109,723	1,379,048	0.80%	0.74%

[1]	Management fee waiver is subject to possible recovery until December 31, 2020.

For the year ended December 31, 2019, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Managed Futures Strategy Fund	$196,337	$21,221	$—	$1,203,585	$1,421,143

[1]	Expense reimbursement is subject to possible recovery until December 31, 2020.

No expenses were recovered for any of the Funds during the year ended December 31, 2019 under the terms of the expense limitation agreements.

|  102

Notes to Financial Statements (continued)

December 31, 2019

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Dynamic Allocation Fund	$966	$51	$153
Global Alternatives Fund	74,430	33,036	99,109
Managed Futures Strategy Fund	535,019	63,103	189,308
Tactical U.S. Market Fund	55,901	7,439	22,316

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of

103  |

Notes to Financial Statements (continued)

December 31, 2019

$90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended December 31, 2019, the administrative fees paid to Natixis Advisors for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Dynamic Allocation Fund	$18,045	$211	$17,834
Global Alternatives Fund	463,841	6,221	457,620
Managed Futures Strategy Fund	791,737	9,875	781,862
Tactical U.S. Market Fund	81,850	830	81,020

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

|  104

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Dynamic Allocation Fund	$58,168
Global Alternatives Fund	430,596
Managed Futures Strategy Fund	1,661,558
Tactical U.S. Market Fund	159,900

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Dynamic Allocation Fund	$798
Global Alternatives Fund	5,717
Managed Futures Strategy Fund	22,639
Tactical U.S. Market Fund	2,664

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019 were as follows:

Fund	Commissions
Dynamic Allocation Fund	$519
Global Alternatives Fund	3,000
Managed Futures Strategy Fund	8,109
Tactical U.S. Market Fund	2,551

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees

105  |

Notes to Financial Statements (continued)

December 31, 2019

that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and its affiliates are also officers and/or Trustees of the Trust.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors had given a binding contractual undertaking to the Managed Futures Strategy Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking was in effect through April 30, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the period January 1, 2019 through April 30, 2019, Natixis Advisors reimbursed the Fund $167 for transfer agency expenses related to Class N shares.

|  106

Notes to Financial Statements (continued)

December 31, 2019

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for Global Alternatives Fund and Managed Futures Strategy Fund attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended December 31, 2019, Global Alternatives Fund and Managed Futures Strategy Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Alternatives Fund	$19,915	$8,828	$567	$672,981
Managed Futures Strategy Fund	388,245	43,784	1,402	2,504,947

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

107  |

Notes to Financial Statements (continued)

December 31, 2019

The Funds’ (excluding Dynamic Allocation Fund and Tactical U.S. Market Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Dynamic Allocation Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Total Percentage of Ownership
Dynamic Allocation Fund	2	84.57	%(a)
Global Alternatives Fund	3	39.27%
Managed Futures Strategy Fund	3	20.01%
Tactical U.S. Market Fund	3	62.78	%(a)

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)

Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund (ASG). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. ASG has no involvement in the decisions to invest in the models provided.

|  108

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Dynamic Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,314	$63,879	27,942	$304,426
Issued in connection with the reinvestment of distributions	815	8,974	821	8,397
Redeemed	(2,261)	(24,204)	(7,567)	(75,114)

Net change	4,868	$48,649	21,196	$237,709

Class C
Issued from the sale of shares	995	$10,000	5,292	$57,501
Issued in connection with the reinvestment of distributions	23	252	103	1,103
Redeemed	—	—	(5,367)	(53,756)

Net change	1,018	$10,252	28	$4,848

Class Y
Issued from the sale of shares	916,457	$9,438,127	1,430,846	$15,372,170
Issued in connection with the reinvestment of distributions	91,957	1,015,455	136,189	1,409,865
Redeemed	(975,483)	(10,096,772)	(1,224,508)	(13,077,148)

Net change	32,931	$356,810	342,527	$3,704,887

Increase from capital share transactions	38,817	$415,711	363,751	$3,947,444

109  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	644,252	$6,988,601	1,558,647	$16,799,968
Issued in connection with the reinvestment of distributions	12,875	143,942	20,955	215,484
Redeemed	(1,678,431)	(18,199,118)	(2,812,492)	(30,489,562)

Net change	(1,021,304)	$(11,066,575)	(1,232,890)	$(13,474,110)

Class C
Issued from the sale of shares	87,743	$893,373	99,780	$1,005,928
Issued in connection with the reinvestment of distributions	603	6,317	2,403	23,673
Redeemed	(642,998)	(6,478,230)	(856,102)	(8,678,104)

Net change	(554,652)	$(5,578,540)	(753,919)	$(7,648,503)

Class N
Issued from the sale of shares	28,333	$327,145	468,418	$5,171,757
Issued in connection with the reinvestment of distributions	496	5,620	18,538	193,223
Redeemed	(1,365,297)	(14,957,535)	(28,845)	(317,683)

Net change	(1,336,468)	$(14,624,770)	458,111	$5,047,297

Class Y
Issued from the sale of shares	17,200,887	$188,500,365	24,509,906	$271,715,194
Issued in connection with the reinvestment of distributions	350,454	3,981,153	494,794	5,163,790
Redeemed	(57,313,299)	(629,677,366)	(55,139,351)	(616,727,299)

Net change	(39,761,958)	$(437,195,848)	(30,134,651)	$(339,848,315)

Decrease from capital share transactions	(42,674,382)	$(468,465,733)	(31,663,349)	$(355,923,631)

|  110

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	18,897,616	$175,081,342	8,122,312	$80,225,077
Issued in connection with the reinvestment of distributions	977,144	9,058,160	268,252	2,628,867
Redeemed	(10,842,429)	(103,378,255)	(22,300,655)	(215,778,224)

Net change	9,032,331	$80,761,247	(13,910,091)	$(132,924,280)

Class C
Issued from the sale of shares	120,006	$1,092,355	474,479	$4,598,163
Issued in connection with the reinvestment of distributions	79,212	696,274	56,165	525,143
Redeemed	(1,193,953)	(10,506,738)	(2,477,073)	(22,307,151)

Net change	(994,735)	$(8,718,109)	(1,946,429)	$(17,183,845)

Class N
Issued from the sale of shares	8,843,736	$84,693,165	9,583,150	$93,545,369
Issued in connection with the reinvestment of distributions	232,102	2,179,433	11,301	111,654
Redeemed	(4,062,833)	(39,555,270)	(2,201,361)	(19,921,137)

Net change	5,013,005	$47,317,328	7,393,090	$73,735,886

Class Y
Issued from the sale of shares	60,717,853	$572,143,631	112,485,619	$1,090,616,021
Issued in connection with the reinvestment of distributions	3,967,764	37,177,943	2,496,084	24,661,369
Redeemed	(137,926,321)	(1,287,764,123)	(208,906,134)	(1,977,865,182)

Net change	(73,240,704)	$(678,442,549)	(93,924,431)	$(862,587,792)

Decrease from capital share transactions	(60,190,103)	$(559,082,083)	(102,387,861)	$(938,960,031)

111  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Tactical U.S. Market Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	822,584	$11,890,945	4,267,693	$63,170,069
Issued in connection with the reinvestment of distributions	7,640	123,075	70,389	959,679
Redeemed	(871,317)	(12,915,178)	(4,058,555)	(57,521,161)

Net change	(41,093)	$(901,158)	279,527	$6,608,587

Class C
Issued from the sale of shares	33,835	$455,193	119,177	$1,659,248
Issued in connection with the reinvestment of distributions	—	—	3,746	49,554
Redeemed	(80,756)	(1,108,104)	(39,980)	(557,580)

Net change	(46,921)	$(652,911)	82,943	$1,151,222

Class Y
Issued from the sale of shares	7,393,004	$108,190,833	7,212,105	$103,884,842
Issued in connection with the reinvestment of distributions	86,482	1,397,559	243,510	3,297,334
Redeemed	(5,115,868)	(77,278,705)	(4,325,790)	(61,253,423)

Net change	2,363,618	$32,309,687	3,129,825	$45,928,753

Increase from capital share transactions	2,275,604	$30,755,618	3,492,295	$53,688,562

|  112

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of ASG Dynamic Allocation Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, and ASG Tactical U.S. Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ASG Dynamic Allocation Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, and ASG Tactical U.S. Market Fund (four of the funds constituting Natixis Funds Trust II, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

113  |

Report of Independent Registered Public Accounting Firm

December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  114

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Alternatives Fund	29.22%
Tactical U.S. Market Fund	82.25%

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Global Alternatives Fund	30.13%
Tactical U.S. Market Fund	83.03%

Qualified Business Income Deduction.  For the fiscal year ended December 31, 2019, 5.87% of the ordinary income dividends paid by the Global Alternatives Fund are eligible for the Qualified Business Income Deduction.

115  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Governance Committee Member and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  120

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of the Trust	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

121  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  122

Annual Report

December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols

Dawn Mangerson	Class A MIMAX

James Grabovac, CFA®	Class C MIMCX

Lawrence Jones	Class Y MIMYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Capital market returns were decidedly strong across the board in 2019. Interest rates declined, credit spreads tightened and equity markets rallied, despite an ongoing trade war and global manufacturing recession. Boosting investor risk sentiment were indications of a gradual cooling in United States-China trade tensions and a sanguine economic and monetary assessment from the Federal Reserve (the “Fed”). The Fed engineered three reductions in short-term interest rates in what it characterized as a mid-cycle adjustment, lowering the fed funds policy range to 1.5% — 1.75%. Furthermore, the Fed indicated that it expected to stay on the sidelines throughout the next 12 months. Counterpoised to positive market developments, however, remain longer-term concerns about the combination of monetary accommodation and a nearly $1 trillion fiscal deficit concurrent with unemployment at a 50-year low. Inflation remains quiescent, but the unorthodox policy mix provides an uneasy backdrop. Municipal mutual funds experienced record net shareholder inflows topping $93 billion for the year, which contributed to credit and sector spread compression as investors reached for yield. New issue supply rose by more than $75 billion in 2019, but nearly half the increase came in the form of taxable issuance which increased by $37 billion from year ago levels.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles Intermediate Municipal Bond Fund returned 6.80% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 7.54%.

Explanation of Fund Performance

Although the Fund produced a meaningfully positive return for the year, it underperformed its benchmark primarily due to yield curve posture. More specifically, lack of exposure to the longest portion of the yield curve (22 years and longer), which produced the greatest returns for the period caused this negative impact to performance. Additionally, reduced exposure to the Lease and Special Tax sectors hampered performance as spread compression persisted. Credit decisions to avoid weaker state issuers such as Illinois and New Jersey were a significant drag on performance as strong investor demand for municipals and a reach for

1  |

yield environment remained. However, overall security selection, duration posture and credit quality exposures were additive. Particularly, security selection within the Transportation, Higher Education and Water & Sewer sectors enhanced performance as did an overweight to the Hospital sector, especially lower quality, long duration holdings.

Outlook

The economic expansion appears on track to reach the 11-year mark at mid-year and market consensus anticipates that we are not nearing a business cycle peak over the medium-term horizon. We concur with that view but are cognizant of the strong performance of the capital markets over the past year. Municipal yields declined by more than 75 basis points in 2019 and valuations have richened versus Treasuries. Countering those factors, however, are improved valuations versus corporates and constrained tax-exempt supply. The impact of the 2017 tax changes remain a significant factor influencing market development. The law restricted tax-exempt supply and incentivized demand from individuals subject to the limitation on the deductibility of state and local taxes. We expect capital markets will have a difficult time matching the past year’s performance; however, we do anticipate the municipal market continuing to find support from the relatively constrained supply of tax-exempt issuance and strong demand from individuals, particularly those in high tax states.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2012 (inception) through December 31, 2019

See notes to chart on page 3.

|  2

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Average Annual Total Returns — December 31, 20194

				Expense Ratios[5]
	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 12/31/12)[1]
NAV	6.80%	2.88%	2.61%	1.05%	0.46%

Class A (Inception 12/31/12)[1]
NAV	6.54	2.59	2.31	1.31	0.71
With 3.00% Maximum Sales Charge	3.33	1.96	1.86

Class C (Inception 12/31/12)[1]
NAV	5.64	1.85	1.55	2.06	1.46
With CDSC[2]	4.64	1.85	1.55

Comparative Performance
Bloomberg Barclays Municipal Bond Index[3]	7.54	3.53	3.39

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Kevin G. Grant, CFA®	Class C NECOX

M. Colin Hudson, CFA®	Class N NOANX

Michael J. Mangan, CFA®	Class Y NEOYX

Michael A. Nicolas, CFA®*

Harris Associates L.P.

*	Effective January 28, 2020, Michael A. Nicolas joined the portfolio management team of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

At the outset of the fourth quarter, investors faced a continuation of some unresolved difficulties that started the year. In typical fashion, markets reacted to news that was mainly driven by “Deal or No Deal” issues, such as U.S. trade disputes with China along with Mexico and Canada. Late in the quarter, the United States and China reached a partial trade deal and a new version of an agreement between the United States, Mexico and Canada moved toward implementation in 2020. Because these developments have provided more solid foundations for businesses to make capital allocation and investment decisions going forward, the news pushed key US indexes to all-time high levels. In fact, all 11 GICS sectors in the S&P 500® Index gained value in 2019 and produced double-digit returns for the year.

Economic indicators also influenced markets, with positive news largely outweighing negative news. Disappointing data included gross domestic product growth of only 2.1% in the third quarter, well short of comparable 2017 and 2018 quarters as well as policymakers’ targets. In addition, the Institute for Supply Management indicated that manufacturing activity continued to contract as new orders declined in November for the fourth consecutive month. Meanwhile, the unemployment rate remained at a multi-decades low level, new residential home sales rose nearly 17% year-over-year in November and November construction of new homes grew 3.2%, which reflected a 12-year high level. Furthermore, in a survey conducted by Bankrate, the country’s top economists revealed that although some areas of the economy have slowed, there is only about a 35% chance that a recession will occur within the next year as trade war-related threats have moderated. Importantly, consumer spending, a key economic growth driver, was strong. Retail industry experts reported November sales increased 2.1% from a year ago with record-setting Black Friday and Cyber Monday online holiday spending followed by Super Saturday spending that exceeded $34 billion, making it the largest single retail sales day in U.S. history.

|  4

NATIXIS OAKMARK FUND

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Natixis Oakmark Fund returned 27.06% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 31.49%.

Explanation of Fund Performance

The leading contributors to fund performance for the year were Citigroup and Apple. Citigroup’s results released over the course of the year showed the company achieved revenues of slightly more than $18 billion in all four reported quarters. In addition, earnings per share were better than market expectations consistently across reporting periods. From our standpoint, the company’s fundamental performance showed strengthening trends that we found notable. Most recently, Citigroup reported third-quarter results in mid-October that we saw as solid. Constant currency revenue grew 3% from a year earlier and earnings per share rose nearly 20% to $2.07 (including a one-time tax benefit), which was about 6% better than market expectations. We were particularly pleased with performance in the global consumer bank segment that realized an increase in underlying pre-provision net revenue of 11%, driven by 4% revenue growth along with a 1% decline in operating expenses. Lastly, management returned more than $6 billion of capital to shareholders through buybacks and dividend payments in the third quarter and reduced the share count by over 250 million from the prior year. Even accounting for the share price increase in 2019, we continue to believe that Citigroup is undervalued relative to its normalized earnings power. Apple’s fundamental performance has been consistently solid, in our view, which led to revenue and earnings per share that outpaced market expectations in all four reported quarters in 2019. The company’s first-quarter earnings per share rose 8% to $4.18, while the services segment generated revenue of $11 billion and the installed base grew by more than 100 million units in the first quarter. In March, news that Apple would soon unveil its plans for video, news and finance offerings helped its share price advance. Later, the company officially announced it was launching a pay-for-news application (News), a game subscription service (Apple Arcade), a video subscription service (Apple TV+) and a credit card (partnering with Goldman Sachs and Mastercard). Apple reported fiscal third-quarter total net revenue and earnings per share that surpassed market projections and reinforced our view that innovation continues to thrive at the company. Net revenues accelerated most in the wearables, home and accessories segment, which advanced 48% and far outpaced market forecasts. Revenues also rose in the Mac and iPad segments by about 11% and 8%, respectively. Importantly, the higher margin services segment realized a revenue increase of 13% and reached a record level of nearly $11.5 billion. Later, Apple’s fiscal fourth-quarter results exceeded investor expectations. Total revenue grew 2% from a year earlier to $64.04 billion, while earnings per share rose 4% to a record level $3.03, which was more than 7% higher than market projections. Even though the company’s share price rose progressively over the year, we elected to increase our sell target price as we continue to believe Apple offers further upside potential.

Qurate Retail and Chesapeake Energy were the largest detractors to fund performance for the calendar year. Qurate Retail issued mixed results throughout 2019 with revenue that

5  |

lagged market expectations in three reported quarters, while operating income exceeded forecasts in three reported quarters. Revenues in the company’s underlying businesses (QVC, Zulily and QxH) were also inconsistent over the past 12 months. Most recently, Qurate reported third-quarter revenue of $3.09 billion, which undershot market projections of $3.12 billion. Concurrently, operating income reached $456 million and was better than the $388.1 million the market had estimated. From our perspective, results were in line with recent trends in the business. Revenues from QxH (QVC/HSN in the U.S.) declined 4% year-over-year, which is the third sequential quarter of contraction. QVC International revenue growth improved slightly (+3%) as demand in Japan shifted ahead owing to a pending consumption tax increase. Zulily is struggling as revenue fell 17% from a year earlier, and management anticipates results in this business will likely worsen and cause a $1 billion impairment charge of intangible assets from the acquisition. While we were disappointed by Qurate’s recent performance, we are hopeful that management’s objectives can lead to improved results going forward. Chesapeake Energy’s first-quarter revenue and earnings (before exploration expense) fell short of market expectations. However, we saw the company’s progress as solid. Chesapeake’s total production was up 8% from last year and organic oil volumes rose 13%; both metrics were ahead of market forecasts. Later, Chesapeake’s second-quarter earnings results were in line with our expectations and included increased guidance for 2019 on higher oil production and lower costs. Oil volumes increased 10% organically as the company continued to shift activity toward its Powder River and WildHorse assets, with good results in both basins, in our view. However, as part of its third-quarter earnings report, Chesapeake indicated it would reduce spending on drilling and completions in 2020. Ultimately, we opted to eliminate our position in the company to deploy the proceeds from the sale into more attractive holdings that offer stronger cash flow profiles, better balance sheets and potentially more compelling risk-adjusted returns.

Outlook

Owing to our experience, we are prepared to confidently navigate a wide array of macro environments. We apply the same disciplined investment approach when markets advance as well as when markets retreat. Throughout our history, we have implemented a consistent philosophy and an intensive research process. We continue to stay alert for attractive investment opportunities while ensuring that our clients’ goals remain at the forefront.

|  6

NATIXIS OAKMARK FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

Top Ten Holdings as of December 31, 2019

	Security Name	% of net assets
1	Alphabet, Inc., Class A	3.93%
2	Citigroup, Inc.	3.69%
3	Bank of America Corp.	3.67%
4	Capital One Financial Corp.	3.14%
5	Netflix, Inc.	3.12%
6	Ally Financial, Inc.	3.00%
7	Regeneron Pharmaceuticals, Inc.	2.98%
8	State Street Corp.	2.83%
9	Charter Communications, Inc., Class A	2.77%
10	Charles Schwab Corp. (The)	2.62%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

7  |

Average Annual Total Returns — December 31, 20193

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/18/98)
NAV	27.06%	8.82%	11.85%	—%	0.88%	0.88%

Class A (Inception 5/6/31)
NAV	26.77	8.54	11.57	—	1.13	1.13
With 5.75% Maximum Sales Charge	19.45	7.26	10.90	—

Class C (Inception 5/1/95)
NAV	25.82	7.75	10.74	—	1.88	1.88
With CDSC[1]	24.82	7.75	10.74	—

Class N (Inception 5/1/17)
NAV	27.16	—	—	9.80	3.79	0.75

Comparative Performance
S&P 500® Index[2]	31.49	11.70	13.56	14.20

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitations, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Volatility afflicted indexes around the world during the year, but the fourth quarter brought a steady recovery in global markets. As was the case last year, 2019 featured extreme price movements as the latest news, including trade talks, Brexit, European Union political instability and even a political conflict between South Korea and Japan dating back to World War II, influenced stock prices. As an example, while global markets started the year off strong, a few tweets that fueled trade war fears in May sent indexes around the world tumbling. August also saw more measurable declines until markets began to recover and rebound based, in part, on more positive geopolitical headlines.

Other fears that weighed on markets later in 2019 were the possibility of a Jeremy Corbyn victory in the UK general election and continued uncertainty surrounding Brexit. With a large, historical victory by the Conservative Party in the UK, investors’ fears of a Corbyn-led socialist-style government were alleviated for the medium term. Instead, Prime Minister Boris Johnson’s government acted quickly to move its Brexit bill through Parliament in an attempt to ensure a smooth exit from the European Union.

Meanwhile, China and the US de-escalated their trade dispute with an agreement of a “phase-one” trade deal. These events boosted global equity market sentiment toward the end of 2019 and entering into 2020. These developments also provided more solid foundations for businesses to make capital allocation and investment decisions going forward as the news pushed key US indexes to all-time high levels. In fact, all 11 GICS sectors in the S&P 500® Index gained value in 2019 and produced double-digit returns for the year. In China, the Shanghai Composite increased 22% for the year, while Japan’s Nikkei 225 Index finished 18% higher in 2019.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Natixis Oakmark International Fund returned 24.64% at net asset value. The Fund outperformed its benchmark, the MSCI World ex USA Index (Net), which returned 22.49%.

Explanation of Fund Performance

The top contributors to the yearly return were BNP Paribas and H&M. BNP Paribas issued a healthy set of first quarter financials, in our assessment. The report included first

9  |

quarter year-over-year increases in revenue, pre-tax profit and net income of 3.2%, 6.2% and 0.2%, respectively. All of these metrics surpassed market forecasts. Notably, the bank’s return on tangible equity (ROTE) ratio improved to 11.2% (excluding exceptional items) in the first quarter from 10.2% in the fourth quarter of 2018, which illustrated to us that management is following through on reaching its full-year 2020 ROTE target of over 10.5%. Later, BNP’s first half earnings results were largely in line with our expectations with good revenue growth at +2.5% for the reporting period. Importantly, operating expenditures were only up 0.7% in the first half, which enabled the company to generate operational leverage across all three segments. BNP also delivered a positive third quarter earnings report with total revenue of EUR 10.90 billion, pre-tax income of EUR 2.81 billion and net income of EUR 1.94 billion, all of which exceeded market forecasts. For the nine-month period ended September 30, 2019, underlying results were good, by our measure, with constant currency revenue growth from core divisions of 2.8% and operating expenditure growth of only 0.8%. In addition, loan growth for the third quarter increased 5.5% year-over-year. Notably, the company generated operational leverage across all three segments following low growth in operating expenditures in the first half of the year. In our view, BNP continues to benefit from its 2020 Transformation Plan, which has now generated cumulative savings of EUR 1.5 billion since 2017 and is on track to generate EUR 3.3 billion in savings through 2020. The company’s Common Equity Tier 1 ratio expanded 10 basis points sequentially to 12.0%, in line with management’s target, which, in our view, positions it for an increased scope of shareholder capital returns. H&M’s share price soared upon the release of its fiscal first quarter earnings results. Earnings per share (SEK 0.49 vs. SEK 0.31) and earnings (SEK 1.01 billion vs. SEK 650.6 million) bested consensus estimates. Sales increased 4% in local currency, despite the replacement of the online platform in Germany that pressured sales in the country. Sales in China grew quite strongly in the first quarter at 18%, while sales in Sweden increased 11%, implying strong like-for-like performance. Moreover, H&M reported a gross margin increase year-over-year to 50% compared to the market’s expectation for a decline in the gross margin. In our view, the makeup of H&M’s second-quarter sales were encouraging as the company’s online (+20%) and new business (+18%) segments both grew quite strongly in local currency. Sales in China (+8%), the UK (+5%) and Sweden (+5%) delivered strong growth. The sales successes also translated to lower markdowns, which fell 100 basis points in the second-quarter year-over-year and were consistent with H&M’s guidance. The company’s nine-month sales release showed an 8% increase in sales in local currency year-over-year, which bested consensus expectations. H&M also benefited in the third quarter from a positive analyst note that upgraded the company. In addition, the company’s fourth-quarter earnings results were also largely in line with analysts’ estimates. We believe H&M is progressing well, thus far, on its strategy for improvement, adding to our confidence in the investment.

The largest detractors from return were Rolls-Royce Holdings and thyssenkrupp. Investors proved disappointed with Rolls-Royce Holdings’ indication in its first half earnings report that free cash flow was off to a sluggish start in 2019. However, the company reiterated its guidance for full year 2019 free cash flow given what it perceived to be temporary headwinds in the first half and the fact that the second half of the year is seasonally

|  10

NATIXIS OAKMARK INTERNATIONAL FUND

stronger for the company. Along with its third quarter trading update, Rolls-Royce stated that full-year free cash flow and earnings would be at the low end of the previously issued guidance range, which weighed on its share price. Management expected that 2019 free cash flow and earnings would be closer to GBP 600 million, owing to design fixes for the Trent 1000 engine and higher costs associated with the Trent 1000 TEN engine. Even so, management maintained full-year 2020 free cash flow guidance at GBP 1 billion. Shortly after releasing the trading update, the US Navy awarded Rolls-Royce a $1.21 billion contract to provide maintenance, repair and other services for the V-22 AE1107C aircraft engine. Later, Bradley Singer, COO at activist firm ValueAct Capital, resigned from the Rolls-Royce Board of Directors after serving for three years. We spoke with Singer who expressed that he is comfortable with the other board members and the direction management is taking considering the positive changes enacted at the company, including better accounting practices, improved key performance indicators and a significant cost efficiency program. In our view, Rolls-Royce’s civil aerospace business is positioning the company for future success. The development of wide-body aircraft engines with improved fuel efficiency resulted in a loss-making phase, including a material erosion of cash profits for the group in recent years. Rolls-Royce is emerging from this period of major development, and we like that the company now holds strong market shares in the production of a number of wide-body engines with large order books and robust aftermarket business. As we expected, thyssenkrupp reported weak first quarter results due to reduced demand from the auto industry, raw material pressures and operational issues. Earnings were flat to down in all divisions, but management maintained guidance that calls for a meaningful increase year-over-year. As reported last year, the board recommended splitting the company in two: thyssenkrupp industrials and thyssenkrupp materials. The company also announced further details on the split, which would target improved efficiency and simplification. The new companies would give full profit and loss responsibility to the business and consolidate central functions. The goal was to reduce selling, general and administrative costs by roughly EUR 80 million. We viewed this incremental detail positively, but thyssenkrupp ultimately dropped the plans given regulatory opposition. Later, the company’s third quarter and fourth quarter earnings reports also fell short of analysts’ expectations, and investors were disappointed to learn management had no expectations for earnings or free cash flow improvement in fiscal year 2020. We spoke with CEO Martina Merz following the company’s Capital Markets Day in December who noted that the sale of the elevators business was stimulating “wonderful competition” among bidders. Merz also believes the concurrent preparation of the business for an initial public offering is helping stimulate bidding activity that is more attractive for thyssenkrupp, a process that is likely to end in February. Overall, we believe the company’s actions to reshape the portfolio are likely to improve the attractiveness of the group and reduce conglomerate discount on the shares. In addition, thyssenkrupp’s largest shareholders are highly motivated to improve the operating and share price performance of the company, in our estimation. We continue to believe the valuation for the company remains attractive, offering a compelling reason to own.

11  |

Geographically, our average weightings for the year were 80% in Europe, 5% in Japan and 3% in South Korea. The remaining positions were in Australia, South Africa, Canada, China, Mexico, Indonesia, Taiwan, the United States and India.

Outlook

Despite the recovery in 2019, we still believe our investment approach offers good upside potential. In fact, our investment philosophy and team have been consistent throughout our history. We continue to look for opportunities to achieve higher returns by estimating business value and buying at a discount. We utilize this strategy with the goal of long-term outperformance for the benefit of our shareholders.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 15, 2010 through December 31, 2019

See notes to chart on page 14.

|  12

NATIXIS OAKMARK INTERNATIONAL FUND

Top Ten Holdings as of December 31, 2019

	Security Name	% of net assets
1	Glencore PLC	4.38%
2	BNP Paribas S.A.	3.68%
3	Intesa Sanpaolo SpA	3.61%
4	Continental AG	3.57%
5	Credit Suisse Group AG, (Registered)	3.55%
6	Daimler AG, (Registered)	3.49%
7	CNH Industrial NV	3.38%
8	Bayerische Motoren Werke AG	3.24%
9	Lloyds Banking Group PLC	3.06%
10	Bayer AG, (Registered)	2.98%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

13  |

Average Annual Total Returns — December 31, 20194

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (5/1/17)[1]			Class A/C	Class Y/N
NAV	24.64%	4.73%	—%	2.55%	0.97%	0.97%

Class A (Inception 12/15/10)
NAV	24.35	4.59	5.93	—	1.21	1.21
With 5.75% Maximum Sales Charge	17.19	3.35	5.24	—

Class C (Inception 12/15/10)
NAV	23.44	3.79	5.15	—	1.97	1.97
With CDSC[2]	22.44	3.79	5.15	—

Class N (Inception 5/1/17)
NAV	24.75	—	—	2.63	0.92	0.89

Comparative Performance
MSCI World ex USA Index (Net)[3]	22.49	5.42	5.05	6.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Funds prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Funds expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense limitations.

|  14

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Chris D. Wallis, CFA®	Class A NEFJX

Stephan Davis, CFA®	Class C NEJCX

Class N VSCNX

Class Y NEJYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During 2019, the equity market continued to recover from the steep sell-off experienced in the fourth quarter of 2018. The powerful rally was triggered by global central banks’ acknowledgement of tightening liquidity conditions and an increase in monetary stimulus by China.

Global central banks are increasing monetary stimulus to reinvigorate global growth and the US Federal Reserve (the “Fed”) began cutting rates during the third quarter. Unfortunately, given the prior reliance on monetary stimulus, the extended period of ultra-low rates, the rebalancing of the Chinese economy, and the secular shift in trade flows, central banks’ policies will have less of an impact on underlying economic growth.

There are many structural elements suppressing economic growth that cannot be addressed by simply lowering the federal funds rate. Global negative interest rates and inverted yield curves reflect a growing shortage of US dollar funding liquidity outside of the United States. In order to address this US dollar funding shortage, central banks will be forced to resume quantitative easing (QE) or a coordinated devaluing of the US dollar versus major trading currencies. QE will be necessary to boost dollar liquidity.

We expect only a modest resolution to US trade negotiations with China and other countries. It is important to note that the global slowdown began prior to the implementation of tariffs and trade negotiations and we do not expect a resolution to the trade discussions to result in a material or sustainable increase in economic growth.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Vaughan Nelson Small Cap Value Fund returned 24.88% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 22.39%.

Explanation of Fund Performance

The Fund outperformed the benchmark, primarily due to stock selection within the technology, communication services, energy, consumer staples, and materials sectors. The Fund was also underweight energy, the worst performing sector, during the year. The

15  |

portfolio was underweight the traditional defensive sectors such as consumer staples, REITs, and utilities while also underweight the more cyclical areas of the benchmark. As such, we continue to experience better support in broad market selloffs but remain economically exposed should economic growth reaccelerate.

The technology sector contributed the most to the Fund’s performance for the year. The Fund was overweight the technology sector, which was up over 50% in 2019. Stock selection within technology was also good, adding to relative performance. Two outstanding stocks for 2019 include Lattice Semiconductor and CACI International. Lattice Semiconductor outperformed moderate expectations with its new management team driving necessary changes to make its product portfolio relevant again and for years to come — starting with the 5G network rollout. CACI performed well due to strong organic growth in its defense, intelligence and cyber end markets — along with two sound acquisitions giving rise to multiple portfolio synergies.

The communication services sector experienced a relatively flat year; however, the Fund’s media holdings within this sector performed exceptionally well with Nexstar Media and TEGNA each up over 50%. Nexstar and TEGNA both benefited from better than expected fundamentals in the local broadcast TV industry — stronger than expected retransmissions rates garnered from continued scale, and a stronger than expected TV political ad spending environment heading into the 2020 election.

Like 2018, the energy sector was the worst performing sector in 2019. The Fund was underweight the energy sector during the year, which was positive for performance. Also, the Fund’s energy stocks outperformed the benchmark’s with Kosmos Energy the best performer. Kosmos benefited from a more diversified production profile in 2019 after acquiring Gulf of Mexico assets in late 2018. The company expects to further reduce its gas portfolio holdings while improving the balance sheet and maintaining optionality in Ghana.

The consumer staples sector lagged the benchmark for the year. The Fund was underweight the sector, only owning one consumer staples stock, Performance Food Group. Performance Food Group returned over 50% during the year adding to relative performance. The company performed well due to strong performance in its VISTAR division with continued revenue and margin expansion. The company also announced two strategic acquisitions that will further expand its delivery network and move the company into the convenience store market.

The materials sector performed well during the year as economic growth stabilized and due to positive trade negotiations. Graphic Packaging and Versum Materials were both strong performers, which contributed to relative performance. Graphic Packaging rebounded nicely after a rough 2018 as the company returned to a positive price/cost environment within the concentrated paperboard industry. Versum materials was acquired by Merck KGaA because of its attractive position in the semiconductor materials markets.

|  16

VAUGHAN NELSON SMALL CAP VALUE FUND

The Fund was overweight the healthcare sector, which lagged the market. The Fund’s healthcare holdings also underperformed the benchmark’s. LivaNova and Meridian Bioscience detracted the most from relative performance. LivaNova, a provider of cardiac surgery, neuromodulation, and cardiac rhythm management products, declined due to a slowdown in its neuromodulation business with more potential competition coming from the drug therapeutics market. Meridian Bioscience missed its second quarter guidance, suspended its dividend, and made an unexpected acquisition. Both stocks were sold during the year.

Financials performed in line with the benchmark for the year. The Fund’s stock selection lagged the benchmark with Green Dot and Virtu Financial detracting the most from relative performance. Green Dot sold off due to slowing revenue growth as the company took steps to optimize their customer base while making technology investments and significantly slowing earnings growth. The Fund sold the stock in the fourth quarter. Virtu Financial performed poorly during the year due to sluggish trading volume and volatility trends, while its penetration into newer markets was slower than expected.

Stock selection within the consumer discretionary sector also detracted from returns. Adtalem declined due to concerns surrounding free education legislation and earnings growth expectations slowed as Adtalem continued to divest non-core assets. The Fund was underweight the consumer discretionary sector, which underperformed the market, offsetting some of the loss due to Adtalem.

Real estate outperformed the market in 2019, propelled by falling interest rates. The Fund’s real estate holdings outperformed the benchmark’s; however, the Fund was underweight the sector, which detracted from relative performance. Stock selection within Utilities also hurt performance, with Southwest Gas and Spire lagging the benchmark.

Outlook

The primary excess during the current ten-year bull market has been liquidity in the form of QE. The excess liquidity that wasn’t absorbed in the real economy found its way into risk asset prices. Liquidity began to retreat with the implementation of quantitative tightening by the Federal Reserve and with tightening capital controls by China. We have seen the declining liquidity conditions impact asset prices, as global equity index valuations, commodity prices, and global luxury real estate prices have declined. Most recently, the market has repriced the private equity “unicorns” and the IPO market has cooled with several high-profile offerings postponed.

Rising US deficits and slowing private sector fundamentals will further pressure liquidity — and ultimately risk assets — unless the Fed begins to materially and sustainably increase its balance sheet. While central banks globally are beginning to cut interest rates, this will have a minimal impact on liquidity. Low rates are not the problem; the issue is interbank lending and the availability of US dollar funding capacity. We suspect the Federal Reserve will slowly be forced to provide dollar liquidity on a sustainable basis. Should this occur, the Federal Reserve will find itself at a familiar crossroad, where it can either choose to control

17  |

the price of money (i.e. interest rates) or the quantity of money (i.e. US dollar exchange rate/inflation), but not both. We suspect they will choose the former over the latter.

US equity markets continue to price in a recovery in earnings growth. The leading economic indicators we track show economic activity stabilizing in Europe, but further weakness is expected in Japan, the United States, and China. The next few months will be critical in determining whether the increasing stability we are forecasting in Europe can spread to China and the United States, or whether the stability is a transitory improvement that presages further economic weakness. Valuations have risen materially in 2019 as markets recovered, and we expect markets to remain volatile until we are in an environment of sustained economic growth with adequate US dollar funding liquidity.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

See notes to chart on page 20.

|  18

VAUGHAN NELSON SMALL CAP VALUE FUND

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	iShares® Russell 2000 Value Index ETF	4.87%
2	CACI International, Inc., Class A	3.36%
3	Cabot Microelectronics Corp.	2.93%
4	Nexstar Media Group, Inc., Class A	2.51%
5	Element Solutions, Inc.	2.49%
6	MGIC Investment Corp.	2.43%
7	Brady Corp., Class A	2.32%
8	TEGNA, Inc.	2.32%
9	Entegris, Inc.	2.32%
10	Landstar System, Inc.	2.18%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

19  |

Average Annual Total Returns — December 31, 20193

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 8/31/06)
NAV	24.88%	6.49%	11.11%	—%	1.24%	1.21%

Class A (Inception 12/31/96)
NAV	24.66	6.23	10.84	—	1.50	1.46
With 5.75% Maximum Sales Charge	17.50	4.98	10.18	—

Class C (Inception 12/31/96)
NAV	23.69	5.42	10.00	—	2.24	2.21
With CDSC[1]	22.69	5.42	10.00	—

Class N (Inception 5/1/17)
NAV	25.08	—	—	5.25	15.29	1.08

Comparative Performance
Russell 2000® Value Index[2]	22.39	6.99	10.56	5.09

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason	Class C VNVCX

Chris D. Wallis, CFA®	Class N VNVNX

Class Y VNVYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During 2019, the equity market continued to recover from the steep sell-off experienced in the fourth quarter of 2018. The powerful rally was triggered by global central banks’ acknowledgement of tightening liquidity conditions and an increase in monetary stimulus by China.

Global central banks are increasing monetary stimulus to reinvigorate global growth and the US Federal Reserve (the “Fed”) began cutting rates during the third quarter. Unfortunately, given the prior reliance on monetary stimulus, the extended period of ultra-low rates, the rebalancing of the Chinese economy, and the secular shift in trade flows, central banks’ policies will have less of an impact on underlying economic growth.

There are many structural elements suppressing economic growth that cannot be addressed by simply lowering the federal funds rate. Global negative interest rates and inverted yield curves reflect a growing shortage of US dollar funding liquidity outside of the United States. In order to address this US dollar funding shortage, central banks will be forced to resume quantitative easing (QE) or a coordinated devaluing of the US dollar versus major trading currencies. QE will be necessary to boost dollar liquidity.

We expect only a modest resolution to US trade negotiations with China and other countries. It is important to note that the global slowdown began prior to the implementation of tariffs and trade negotiations and we do not expect a resolution to the trade discussions to result in a material or sustainable increase in economic growth.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Vaughan Nelson Value Opportunity Fund returned 30.52% at net asset value. The Fund outperformed its benchmark, the Russell Midcap® Value Index, which returned 27.06%.

Explanation of Fund Performance

The Fund outperformed the benchmark for the year primarily due to stock selection in the technology, materials, communication services, industrials, healthcare, and utilities sectors. Also, the Fund was underweight the consumer discretionary, energy, and real estate

21  |

sectors, which added to relative performance since all three sectors underperformed the market. Last, the Fund was materially overweight technology stocks during the year, which was a positive since the technology sector was the best performing sector.

Stock selection was good within the technology sector with CACI International and Global Payments contributing the most to returns. CACI performed well due to strong organic growth in its cyber consulting business and due to merger and acquisition synergies. Global Payments reported strong earnings growth throughout the year due to double digit revenue growth and margin expansion. The company also announced the accretive acquisition of Total System Services.

The Fund’s materials stocks outperformed the benchmark’s and were one of the top contributors to relative performance for the year. Crown Holdings and Constellium contributed the most to performance. Crown Holdings shares performed well as beverage can volumes improved and as the Transit acquisition was integrated. Constellium, a specialty aluminum manufacturer, benefited from strong performance in the aerospace and transportation segment due to higher prices and an improving mix.

The Fund’s communication services holdings were also a top contributor to relative performance. Both Electronic Arts and Nexstar Media outperformed. Electronic Arts was purchased following the steep market selloff in the fourth quarter of 2018. During 2019, the company increased earnings guidance due to better growth in Live Services, which benefited from Apex Legends. Meanwhile, Nexstar continues to benefit from strong growth in network transmission fees while the legacy advertisement business moves to higher value digital avenues. The company also closed the Tribune acquisition, which is expected to be highly accretive.

The industrials sector was one of the best performing sectors for the year, up more than 35%. The Fund’s industrials holdings were up even more, leading to strong relative performance. Allegion and WillScot contributed the most to returns. Willscot, a provider of modular workspace and storage solutions, performed well during the year due to strong business conditions leading to good pricing power. The company also acquired its peer, ModSpace. Allegion is a provider of security products and solutions to residential and commercial clients and benefited from the secular shift to electronic locks.

The Fund had positive stock selection within the healthcare sector, leading to strong relative performance. West Pharmaceutical Services and IQVIA Holdings were two top performers. As a provider of drug delivery systems to pharmaceutical companies, West has seen revenue and margin growth as more advanced drugs are requiring more innovative containment and usage solutions. IQVIA, a contract research organization, continues to benefit from the Quintiles/IMS merger synergies and from strong bookings growth in its Next Gen platform. The company is also aggressively buying back shares.

Utilities performed well again this year after being the best performing sector in 2018. The Fund’s holdings outperformed the benchmark’s, leading to relative outperformance. WEC

|  22

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Energy and Eversource were two top performers for the year. Both benefited from strong base rate growth and an improved regulatory environment.

Stock selection within the financials sector was the primary detractor from relative performance. Mr. Cooper and Virtu Financial were the primary detractors. Mr. Cooper, a residential mortgage servicer, performed poorly as interest rates declined during the year. The Fund sold Mr. Cooper in the second quarter. Virtu Financial performed poorly during the year due to sluggish trading volume and volatility trends, which drive revenue growth.

The Fund’s holding in the consumer staples sector, Constellation Brands, also detracted from performance. Constellation shares were impacted by tariff fears and concerns around weak beer sales.

Outlook

The primary excess during the current ten-year bull market has been liquidity in the form of QE. The excess liquidity that wasn’t absorbed in the real economy found its way into risk asset prices. Liquidity began to retreat with the implementation of quantitative tightening by the Federal Reserve and with tightening capital controls by China. We have seen the declining liquidity conditions impact asset prices, as global equity index valuations, commodity prices, and global luxury real estate prices have declined. Most recently, the market has repriced the private equity “unicorns” and the IPO market has cooled with several high-profile offerings postponed.

Rising US deficits and slowing private sector fundamentals will further pressure liquidity — and ultimately risk assets — unless the Fed begins to materially and sustainably increase its balance sheet. While central banks globally are beginning to cut interest rates, this will have a minimal impact on liquidity. Low rates are not the problem; the issue is interbank lending and the availability of US dollar funding capacity. We suspect the Fed will slowly be forced to provide dollar liquidity on a sustainable basis. Should this occur, the Fed will find itself at a familiar crossroad, where it can either choose to control the price of money (i.e. interest rates) or the quantity of money (i.e. US dollar exchange rate/inflation), but not both. We suspect they will choose the former over the latter.

US equity markets continue to price in a recovery in earnings growth. The leading economic indicators we track show economic activity stabilizing in Europe, but further weakness is expected in Japan, the United States, and China. The next few months will be critical in determining whether the increasing stability we are forecasting in Europe can spread to China and the United States, or whether the stability is a transitory improvement that presages further economic weakness. Valuations have risen materially in 2019 as markets recovered, and we expect markets to remain volatile until we are in an environment of sustained economic growth with adequate US dollar funding liquidity.

23  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

See notes to chart on page 25.

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	Nexstar Media Group, Inc., Class A	3.46%
2	TCF Financial Corp.	2.95%
3	Fiserv, Inc.	2.63%
4	CACI International, Inc., Class A	2.57%
5	Fidelity National Information Services, Inc.	2.43%
6	Global Payments, Inc.	2.26%
7	Evergy, Inc.	2.25%
8	Vistra Energy Corp.	2.23%
9	IQVIA Holdings, Inc.	2.10%
10	Allstate Corp. (The)	2.09%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  24

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Average Annual Total Returns — December 31, 20193

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 10/31/08)
NAV	30.52%	4.96%	10.55%	—%	1.20%	1.16%

Class A (Inception 10/31/08)
NAV	30.21	4.70	10.27	—	1.45	1.41
With 5.75% Maximum Sales Charge	22.72	3.46	9.62	—

Class C (Inception 10/31/08)
NAV	29.25	3.92	9.46	—	2.19	2.16
With CDSC[1]	28.25	3.92	9.46	—

Class N (Inception 5/1/13)
NAV	30.67	5.06	—	8.99	1.09	1.09

Comparative Performance
Russell Midcap® Value Index	27.06	7.62	12.41	10.40

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

25  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  26

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,018.30	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class C
Actual	$1,000.00	$1,014.50	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38
Class Y
Actual	$1,000.00	$1,020.60	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

27  |

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,088.10	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$1,084.00	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75
Class N
Actual	$1,000.00	$1,089.70	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23
Class Y
Actual	$1,000.00	$1,089.60	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.17%, 1.92%, 0.83% and 0.92% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,102.80	$6.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41
Class C
Actual	$1,000.00	$1,098.10	$10.63
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21
Class N
Actual	$1,000.00	$1,104.20	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69
Class Y
Actual	$1,000.00	$1,104.10	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.26%, 2.01%, 0.92% and 1.01% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  28

UNDERSTANDING FUND EXPENSES

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,053.90	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82
Class C
Actual	$1,000.00	$1,049.90	$10.80
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61
Class N
Actual	$1,000.00	$1,055.40	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24
Class Y
Actual	$1,000.00	$1,055.10	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.34%, 2.09%, 1.03% and 1.09% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,085.70	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,081.70	$10.23
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,087.70	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,087.20	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

29  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.1% of Net Assets
Municipals — 93.1%
	Colorado — 11.2%
$260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	$293,992
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	435,284
400,000	Denver City & County School District No. 1, GO, Prerefunded 12/01/2022@100, Series B, (State Aid Withholding), 5.000%, 12/01/2026	445,180
250,000	Denver City & County, Airport System Revenue, Series A, AMT, 5.000%, 11/15/2030	303,175
500,000	Regional Transportation District Sales Tax Revenue, Series A, 5.000%, 11/01/2028	643,290

		2,120,921

	Connecticut — 2.5%
400,000	Connecticut State Health & Educational Facilities Authority, University of New Haven, Series K-1, 5.000%, 7/01/2033	473,540

	Florida — 14.1%
235,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2027	250,611
95,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2028	101,527
700,000	City of Cape Coral FL Water & Sewer Revenue, 5.000%, 10/01/2039	840,455
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	562,670
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	456,868
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	470,372

		2,682,503

	Georgia — 1.5%
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	285,428

	Illinois — 3.7%
540,000	Chicago Midway International Airport Revenue, Second Lien, Refunding, Series A, AMT, 5.000%, 1/01/2031	606,987
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	105,458

		712,445

	Louisiana — 2.8%
200,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2035	234,338
250,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2036	292,210

		526,548

	Missouri — 4.2%
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	800,800

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Nevada — 3.0%
$500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	$578,990

	New Jersey — 7.6%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	299,013
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	575,980
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	563,870

		1,438,863

	New Mexico — 3.1%
500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	586,305

	New York — 1.2%
200,000	New York State Dormitory Authority, Series D, 4.000%, 2/15/2038	229,082

	Ohio — 6.0%
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	569,155
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	570,850

		1,140,005

	Pennsylvania — 1.6%
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	304,916

	Rhode Island — 3.0%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	571,875

	Tennessee — 3.1%
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	596,320

	Texas — 11.4%
700,000	Houston TX Airport System Revenue, Refunding, Series C, AMT, 5.000%, 7/01/2026	847,763
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	453,084
250,000	Texas City Independent School District, GO, (PSF-GTD), 4.000%, 8/15/2034	288,257
500,000	Texas Public Finance Authority, Refunding, 4.000%, 2/01/2034	577,950

		2,167,054

	Washington — 9.0%
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	574,940
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	557,630
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	574,140

		1,706,710

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Wisconsin — 4.1%
$500,000	State of Wisconsin, GO, Prerefunded 05/01/2021@100, Series B, 5.000%, 5/01/2022	$525,625
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	258,131

		783,756

	Total Bonds and Notes (Identified Cost $16,564,542)	17,706,061

Shares
Exchange-Traded Funds — 4.4%
10,000	SPDR® Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	590,000
10,000	VanEck Vectors® Short High-Yield Municipal Index ETF	252,000

	Total Exchange-Traded Funds (Identified Cost $811,628)	842,000

Principal Amount
Short-Term Investments— 3.1%
$596,026	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $596,056 on 1/02/2020 collateralized by $600,000 U.S. Treasury Note, 2.000% due 5/31/2024 valued at $609,387 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $596,026)	596,026

	Total Investments — 100.6% (Identified Cost $17,972,196)	19,144,087
	Other assets less liabilities — (0.6)%	(119,083)

	Net Assets — 100.0%	$19,025,004

(†)	See Note 2 of Notes to Financial Statements.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
ETF	Exchange-Traded Fund
GO	General Obligation
SPDR	Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Industry Summary at December 31, 2019

Hospitals	18.3%
General Purpose Public Improvement	16.0
Airports	15.1
Water and Sewer	11.6
Higher Education	8.5
Primary Secondary Education	6.8
Electric Public Power	4.2
Mass Rapid Transportation	3.4
Toll Roads, Streets & Highways	3.0
Pollution Control	3.0
Other Investments, less than 2% each	3.2
Exchange-Traded Funds	4.4
Short-Term Investments	3.1

Total Investments	100.6
Other assets less liabilities	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 98.2% of Net Assets
	Air Freight & Logistics — 1.0%
19,025	FedEx Corp.	$2,876,770

	Airlines — 1.4%
140,000	American Airlines Group, Inc.	4,015,200

	Auto Components — 1.5%
37,100	Aptiv PLC	3,523,387
64,266	Delphi Technologies PLC(a)	824,533

		4,347,920

	Automobiles — 4.3%
429,100	Fiat Chrysler Automobiles NV	6,303,479
159,400	General Motors Co.	5,834,040

		12,137,519

	Banks — 9.6%
295,300	Bank of America Corp.	10,400,466
130,900	Citigroup, Inc.	10,457,601
120,345	Wells Fargo & Co.	6,474,561

		27,332,628

	Beverages — 1.9%
27,900	Constellation Brands, Inc., Class A	5,294,025

	Biotechnology — 3.0%
22,520	Regeneron Pharmaceuticals, Inc.(a)	8,455,810

	Capital Markets — 12.4%
107,200	Bank of New York Mellon Corp. (The)	5,395,376
156,100	Charles Schwab Corp. (The)	7,424,116
18,665	Goldman Sachs Group, Inc. (The)	4,291,644
25,385	Moody’s Corp.	6,026,653
14,585	S&P Global, Inc.	3,982,434
101,400	State Street Corp.	8,020,740

		35,140,963

	Consumer Finance — 6.1%
278,500	Ally Financial, Inc.	8,510,960
86,465	Capital One Financial Corp.	8,898,113

		17,409,073

	Electronic Equipment, Instruments & Components — 2.5%
74,500	TE Connectivity Ltd.	7,140,080

	Entertainment — 3.1%
27,365	Netflix, Inc.(a)	8,854,493

	Health Care Providers & Services — 4.9%
76,985	CVS Health Corp.	5,719,215
25,207	HCA Healthcare, Inc.	3,725,847
11,765	Humana, Inc.	4,312,108

		13,757,170

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 3.7%
46,645	Hilton Worldwide Holdings, Inc.	$5,173,397
158,800	MGM Resorts International	5,283,276

		10,456,673

	Industrial Conglomerates — 2.2%
563,400	General Electric Co.	6,287,544

	Insurance — 2.2%
118,845	American International Group, Inc.	6,100,314

	Interactive Media & Services — 6.4%
8,325	Alphabet, Inc., Class A(a)	11,150,422
33,290	Facebook, Inc., Class A(a)	6,832,772

		17,983,194

	Internet & Direct Marketing Retail — 4.4%
3,280	Booking Holdings, Inc.(a)	6,736,234
109,500	eBay, Inc.	3,954,045
199,200	Qurate Retail, Inc., Class A(a)	1,679,256

		12,369,535

	IT Services — 6.4%
18,620	Automatic Data Processing, Inc.	3,174,710
115,200	DXC Technology Co.	4,330,368
30,465	Gartner, Inc.(a)	4,694,656
9,860	MasterCard, Inc., Class A	2,944,097
16,005	Visa, Inc., Class A	3,007,340

		18,151,171

	Machinery — 5.8%
29,481	Caterpillar, Inc.	4,353,754
29,060	Cummins, Inc.	5,200,578
32,755	Parker-Hannifin Corp.	6,741,634

		16,295,966

	Media — 5.2%
16,210	Charter Communications, Inc., Class A(a)	7,863,147
152,500	Comcast Corp., Class A	6,857,925

		14,721,072

	Oil, Gas & Consumable Fuels — 5.5%
195,300	Apache Corp.	4,997,727
44,300	Concho Resources, Inc.	3,879,351
34,100	Diamondback Energy, Inc.	3,166,526
43,700	EOG Resources, Inc.	3,660,312

		15,703,916

	Semiconductors & Semiconductor Equipment — 3.0%
87,300	Intel Corp.	5,224,905
26,200	Texas Instruments, Inc.	3,361,198

		8,586,103

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — 1.7%
16,230	Apple, Inc.	$4,765,940

	Total Common Stocks (Identified Cost $226,571,332)	278,183,079

Principal Amount
Short-Term Investments — 1.8%
$5,183,485	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $5,183,744 on 1/02/2020 collateralized by $5,035,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $5,287,817 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,183,485)	5,183,485

	Total Investments — 100.0% (Identified Cost $231,754,817)	283,366,564
	Other assets less liabilities — 0.0%	71,151

	Net Assets — 100.0%	$283,437,715

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

Industry Summary at December 31, 2019

Capital Markets	12.4%
Banks	9.6
IT Services	6.4
Interactive Media & Services	6.4
Consumer Finance	6.1
Machinery	5.8
Oil, Gas & Consumable Fuels	5.5
Media	5.2
Health Care Providers & Services	4.9
Internet & Direct Marketing Retail	4.4
Automobiles	4.3
Hotels, Restaurants & Leisure	3.7
Entertainment	3.1
Semiconductors & Semiconductor Equipment	3.0
Biotechnology	3.0
Electronic Equipment, Instruments & Components	2.5
Industrial Conglomerates	2.2
Insurance	2.2
Other Investments, less than 2% each	7.5
Short-Term Investments	1.8

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 97.5% of Net Assets
	Australia — 2.4%
3,897,150	AMP Ltd.	$5,242,435
408,000	Brambles Ltd.	3,358,127
358,458	Orica Ltd.	5,527,596

		14,128,158

	Canada — 2.2%
878,467	Cenovus Energy, Inc.	8,929,779
96,000	Open Text Corp.	4,230,195

		13,159,974

	China — 2.4%
67,834	Baidu, Inc., Sponsored ADR(a)	8,574,217
53,935	Prosus NV(a)	4,036,579
50,400	Trip.com Group Ltd., ADR(a)	1,690,416

		14,301,212

	Finland — 0.8%
136,400	UPM-Kymmene OYJ	4,732,328

	France — 11.3%
275,848	Accor S.A.	12,947,968
370,191	BNP Paribas S.A.(b)	22,003,441
188,022	Bureau Veritas S.A.	4,915,258
21,100	EssilorLuxottica S.A.	3,225,799
276,248	Publicis Groupe S.A.	12,525,469
344,500	Valeo S.A.	12,210,200

		67,828,135

	Germany — 18.0%
61,210	Allianz SE, (Registered)	14,998,150
219,130	Bayer AG, (Registered)	17,814,523
236,700	Bayerische Motoren Werke AG	19,387,075
165,359	Continental AG	21,369,385
377,714	Daimler AG, (Registered)	20,881,652
15,900	Henkel AG & Co. KGaA	1,494,481
862,400	thyssenkrupp AG	11,588,160

		107,533,426

	India — 0.7%
367,975	Axis Bank Ltd.	3,889,823

	Indonesia — 0.8%
8,632,500	Bank Mandiri Persero Tbk PT	4,770,005

	Ireland — 2.8%
191,702	Ryanair Holdings PLC, Sponsored ADR(a)	16,795,012

	Italy — 3.6%
8,187,300	Intesa Sanpaolo SpA	21,566,886

	Japan — 3.4%
407,700	Komatsu Ltd.	9,785,385

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
119,500	Olympus Corp.	$1,841,818
126,300	Toyota Motor Corp.	8,899,283

		20,526,486

	Korea — 3.1%
77,400	NAVER Corp.	12,453,268
122,800	Samsung Electronics Co. Ltd.	5,917,344

		18,370,612

	Mexico — 1.2%
629,900	Grupo Televisa SAB, Sponsored ADR	7,388,727

	Netherlands — 2.3%
2,030	ASML Holding NV	600,995
169,382	EXOR NV	13,132,429

		13,733,424

	South Africa — 2.0%
72,335	Naspers Ltd., N Shares	11,837,399

	Sweden — 6.0%
644,755	Hennes & Mauritz AB, B Shares	13,151,415
494,500	SKF AB, B Shares	10,011,804
749,300	Volvo AB, B Shares	12,544,172

		35,707,391

	Switzerland — 12.0%
100,800	Cie Financiere Richemont S.A., (Registered)	7,877,611
1,569,536	Credit Suisse Group AG, (Registered)(b)	21,216,478
8,411,700	Glencore PLC(b)	26,191,652
12,530	Kuehne & Nagel International AG, (Registered)	2,113,393
137,921	LafargeHolcim Ltd., (Registered)	7,651,507
24,355	Swatch Group AG (The)	6,800,046

		71,850,687

	Taiwan — 0.2%
135,000	Taiwan Semiconductor Manufacturing Co. Ltd.	1,494,156

	United Kingdom — 21.4%
368,867	Ashtead Group PLC	11,794,419
101,000	Bunzl PLC	2,762,422
1,838,700	CNH Industrial NV	20,188,730
2,425,600	G4S PLC	7,014,495
400,121	Liberty Global PLC, Class A(a)	9,098,752
50,326	Liberty Global PLC, Class C(a)	1,096,855
22,072,500	Lloyds Banking Group PLC	18,285,314
61,900	Reckitt Benckiser Group PLC	5,028,043
1,645,900	Rolls-Royce Holdings PLC	14,875,660
2,916,300	Royal Bank of Scotland Group PLC	9,355,322
288,089	Schroders PLC	12,720,889
100	Schroders PLC, (Non Voting)	3,333
187,300	Smiths Group PLC	4,183,371

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	United Kingdom — continued
820,500	WPP PLC	$11,546,286

		127,953,891

	United States — 0.9%
46,950	Ferguson PLC	4,272,771
5,177	Willis Towers Watson PLC	1,045,443

		5,318,214

	Total Common Stocks (Identified Cost $629,832,027)	582,885,946

Preferred Stocks — 0.4%
	Germany — 0.4%
24,800	Henkel AG & Co. KGaA (Identified Cost $2,551,720)	2,561,851

Principal Amount
Short-Term Investments — 2.1%
$12,573,625	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $12,574,253 on 1/02/2020 collateralized by $12,680,000 U.S. Treasury Note, 1.750% due 7/15/2022 valued at $12,828,495 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $12,573,625)	12,573,625

	Total Investments — 100.0% (Identified Cost $644,957,372)	598,021,422
	Other assets less liabilities — (0.0)%	(185,252)

	Net Assets — 100.0%	$597,836,170

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/17/2020	CHF	S	4,286,000	$4,409,465	$4,479,724	$(70,259)

Industry Summary at December 31, 2019

Banks	13.4%
Machinery	8.8
Automobiles	8.2
Media	6.9
Metals & Mining	6.3
Capital Markets	5.6
Auto Components	5.6
Interactive Media & Services	3.5
Trading Companies & Distributors	3.2
Diversified Financial Services	3.1
Pharmaceuticals	3.0
Internet & Direct Marketing Retail	3.0
Textiles, Apparel & Luxury Goods	2.9
Airlines	2.8
Insurance	2.7
Aerospace & Defense	2.5
Specialty Retail	2.2
Hotels, Restaurants & Leisure	2.2
Other Investments, less than 2% each	12.0
Short-Term Investments	2.1

Total Investments	100.0
Other assets less liabilities (including forward foreign currency contracts)	(0.0)*

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2019

Natixis Oakmark International Fund – (continued)

Currency Exposure Summary at December 31, 2019

Euro	40.5%
British Pound	21.4
United States Dollar	9.7
Swiss Franc	7.6
Swedish Krona	6.0
Japanese Yen	3.4
South Korean Won	3.1
Australian Dollar	2.4
Canadian Dollar	2.2
South African Rand	2.0
Other, less than 2% each	1.7

Total Investments	100.0
Other assets less liabilities (including forward foreign currency contracts)	(0.0)*

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 95.1% of Net Assets
	Aerospace & Defense — 1.4%
19,246	Moog, Inc., Class A	$1,642,261

	Banks — 14.0%
56,750	Atlantic Union Bankshares Corp.	2,130,962
37,975	Enterprise Financial Services Corp.	1,830,775
43,275	First Bancorp	1,727,105
92,000	First Financial Bancorp	2,340,480
53,300	First Merchants Corp.	2,216,747
26,000	Lakeland Financial Corp.	1,272,180
74,150	United Community Banks, Inc.	2,289,752
39,375	Webster Financial Corp.	2,101,050

		15,909,051

	Biotechnology — 0.6%
12,813	Emergent BioSolutions, Inc.(a)	691,261

	Capital Markets — 2.9%
23,400	LPL Financial Holdings, Inc.	2,158,650
70,375	Virtu Financial, Inc., Class A	1,125,296

		3,283,946

	Chemicals — 3.3%
241,550	Element Solutions, Inc.(a)	2,821,304
39,950	Huntsman Corp.	965,192

		3,786,496

	Commercial Services & Supplies — 4.2%
46,050	Brady Corp., Class A	2,636,823
23,100	Brink’s Co. (The)	2,094,708

		4,731,531

	Consumer Finance — 1.4%
19,475	FirstCash, Inc.	1,570,269

	Diversified Consumer Services — 0.9%
27,993	Adtalem Global Education, Inc.(a)	978,915

	Electrical Equipment — 1.2%
113,650	GrafTech International Ltd.	1,320,613

	Electronic Equipment, Instruments & Components — 2.3%
29,805	Fabrinet(a)	1,932,556
10,250	Insight Enterprises, Inc.(a)	720,473

		2,653,029

	Energy Equipment & Services — 0.6%
99,550	Newpark Resources, Inc.(a)	624,179

	Food & Staples Retailing — 1.1%
23,625	Performance Food Group Co.(a)	1,216,215

	Gas Utilities — 3.9%
28,625	Southwest Gas Holdings, Inc.	2,174,641

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Gas Utilities — continued
26,625	Spire, Inc.	$2,218,129

		4,392,770

	Health Care Equipment & Supplies — 2.4%
29,175	Integra LifeSciences Holdings Corp.(a)	1,700,319
51,328	Lantheus Holdings, Inc.(a)	1,052,737

		2,753,056

	Health Care Providers & Services — 1.8%
33,200	AMN Healthcare Services, Inc.(a)	2,068,692

	Hotels, Restaurants & Leisure — 1.5%
15,500	Dunkin’ Brands Group, Inc.	1,170,870
20,850	Scientific Games Corp., Class A(a)	558,363

		1,729,233

	Household Durables — 1.0%
31,000	MDC Holdings, Inc.	1,182,960

	Insurance — 6.4%
14,375	Hanover Insurance Group, Inc. (The)	1,964,631
28,025	Mercury General Corp.	1,365,658
86,900	Old Republic International Corp.	1,943,953
30,825	Selective Insurance Group, Inc.	2,009,482

		7,283,724

	IT Services — 4.6%
15,265	CACI International, Inc., Class A(a)	3,816,097
53,400	Perspecta, Inc.	1,411,896

		5,227,993

	Life Sciences Tools & Services — 1.9%
19,300	PRA Health Sciences, Inc.(a)	2,145,195

	Machinery — 4.2%
10,325	Alamo Group, Inc.	1,296,304
13,075	Albany International Corp., Class A	992,654
33,525	Franklin Electric Co., Inc.	1,921,653
25,025	Trinity Industries, Inc.	554,304

		4,764,915

	Media — 6.1%
66,775	Gray Television, Inc.(a)	1,431,656
24,300	Nexstar Media Group, Inc., Class A	2,849,175
157,600	TEGNA, Inc.	2,630,344

		6,911,175

	Oil, Gas & Consumable Fuels — 3.5%
70,625	Callon Petroleum Co.(a)	341,119
281,725	Kosmos Energy Ltd.	1,605,832
109,225	Parsley Energy, Inc., Class A	2,065,445

		4,012,396

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Professional Services — 0.5%
8,175	ASGN, Inc.(a)	$580,180

	Real Estate Management & Development — 1.9%
105,600	Cushman & Wakefield PLC(a)	2,158,464

	REITs – Health Care — 2.4%
26,118	Community Healthcare Trust, Inc.	1,119,417
81,940	Physicians Realty Trust	1,551,944

		2,671,361

	REITs – Office Property — 1.2%
83,850	Brandywine Realty Trust	1,320,638

	REITs – Storage — 1.1%
38,100	National Storage Affiliates Trust	1,280,922

	Road & Rail — 2.2%
21,725	Landstar System, Inc.	2,473,826

	Semiconductors & Semiconductor Equipment — 9.9%
23,025	Cabot Microelectronics Corp.	3,322,968
52,475	Entegris, Inc.	2,628,473
28,725	Lattice Semiconductor Corp.(a)	549,797
51,450	MaxLinear, Inc.(a)	1,091,769
42,025	Nova Measuring Instruments Ltd.(a)	1,589,806
82,075	Rambus, Inc.(a)	1,130,583
40,625	Tower Semiconductor Ltd.(a)	977,437

		11,290,833

	Software — 0.5%
4,600	CyberArk Software Ltd.(a)	536,268

	Specialty Retail — 1.8%
34,900	Aaron’s, Inc.	1,993,139

	Thrifts & Mortgage Finance — 2.4%
194,650	MGIC Investment Corp.	2,758,191

	Total Common Stocks (Identified Cost $95,510,081)	107,943,697

Exchange-Traded Funds — 4.9%
43,000	iShares® Russell 2000 Value Index ETF (Identified Cost $5,073,901)	5,528,940

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 0.5%
$594,567	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $594,597 on 1/02/2020 collateralized by $580,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $609,123 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $594,567)	$594,567

	Total Investments — 100.5% (Identified Cost $101,178,549)	114,067,204
	Other assets less liabilities — (0.5)%	(589,248)

	Net Assets — 100.0%	$113,477,956

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ETF	Exchange-Traded Fund
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

Banks	14.0%
Semiconductors & Semiconductor Equipment	9.9
Insurance	6.4
Media	6.1
IT Services	4.6
Machinery	4.2
Commercial Services & Supplies	4.2
Gas Utilities	3.9
Oil, Gas & Consumable Fuels	3.5
Chemicals	3.3
Capital Markets	2.9
Thrifts & Mortgage Finance	2.4
Health Care Equipment & Supplies	2.4
REITs – Health Care	2.4
Electronic Equipment, Instruments & Components	2.3
Road & Rail	2.2
Other Investments, less than 2% each	20.4
Exchange-Traded Funds	4.9
Short-Term Investments	0.5

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 98.9% of Net Assets
	Banks — 5.7%
158,900	Bank of NT Butterfield & Son Ltd. (The)	$5,882,478
118,400	PacWest Bancorp	4,531,168
234,350	TCF Financial Corp.	10,967,580

		21,381,226

	Beverages — 2.0%
38,845	Constellation Brands, Inc., Class A	7,370,839

	Building Products — 1.1%
33,425	Allegion PLC	4,162,750

	Capital Markets — 3.5%
111,050	Ares Management Corp., Class A	3,963,374
69,950	Nasdaq, Inc.	7,491,645
107,050	Virtu Financial, Inc., Class A	1,711,730

		13,166,749

	Chemicals — 3.1%
59,825	FMC Corp.	5,971,732
59,200	LyondellBasell Industries NV, Class A	5,593,216

		11,564,948

	Commercial Services & Supplies — 1.8%
75,150	Brink’s Co. (The)	6,814,602

	Construction & Engineering — 1.5%
306,150	WillScot Corp.(a)	5,660,714

	Consumer Finance — 0.7%
74,550	Synchrony Financial	2,684,546

	Containers & Packaging — 3.3%
27,600	AptarGroup, Inc.	3,191,112
27,300	Avery Dennison Corp.	3,571,386
74,225	Crown Holdings, Inc.(a)	5,384,281

		12,146,779

	Distributors — 0.5%
8,155	POOL CORP.	1,731,959

	Diversified Consumer Services — 3.3%
39,275	Grand Canyon Education, Inc.(a)	3,762,152
277,000	Laureate Education, Inc., Class A(a)	4,877,970
97,550	ServiceMaster Global Holdings, Inc.(a)	3,771,283

		12,411,405

	Electric Utilities — 4.2%
128,825	Evergy, Inc.	8,385,219
85,275	Eversource Energy	7,254,344

		15,639,563

	Electrical Equipment — 3.3%
48,475	AMETEK, Inc.	4,834,896

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Electrical Equipment — continued
24,850	Hubbell, Inc.	$3,673,327
151,850	nVent Electric PLC	3,884,323

		12,392,546

	Electronic Equipment, Instruments & Components — 1.9%
12,875	CDW Corp.	1,839,065
50,000	Keysight Technologies, Inc.(a)	5,131,500

		6,970,565

	Energy Equipment & Services — 1.1%
159,200	Baker Hughes Co.	4,080,296

	Entertainment — 1.2%
40,175	Electronic Arts, Inc.(a)	4,319,214

	Health Care Equipment & Supplies — 3.0%
14,230	Cooper Cos., Inc. (The)	4,571,957
91,725	Hologic, Inc.(a)	4,788,962
11,650	West Pharmaceutical Services, Inc.	1,751,344

		11,112,263

	Health Care Providers & Services — 1.9%
112,575	Centene Corp.(a)	7,077,590

	Hotels, Restaurants & Leisure — 1.4%
120,850	Aramark	5,244,890

	Independent Power & Renewable Electricity Producers — 3.5%
185,275	Atlantica Yield PLC	4,889,407
361,350	Vistra Energy Corp.	8,307,437

		13,196,844

	Insurance — 5.7%
69,325	Allstate Corp. (The)	7,795,596
48,475	Arthur J. Gallagher & Co.	4,616,274
70,550	Athene Holding Ltd., Class A(a)	3,317,967
32,825	Reinsurance Group of America, Inc.	5,352,444

		21,082,281

	IT Services — 13.1%
18,710	Alliance Data Systems Corp.	2,099,262
63,500	Booz Allen Hamilton Holding Corp.	4,516,755
38,340	CACI International, Inc., Class A(a)	9,584,617
65,025	Fidelity National Information Services, Inc.	9,044,327
84,675	Fiserv, Inc.(a)	9,790,970
46,025	Global Payments, Inc.	8,402,324
69,025	MAXIMUS, Inc.	5,134,770

		48,573,025

	Life Sciences Tools & Services — 3.1%
45,400	Agilent Technologies, Inc.	3,873,074

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Life Sciences Tools & Services — continued
50,687	IQVIA Holdings, Inc.(a)	$7,831,648

		11,704,722

	Machinery — 2.4%
41,100	Oshkosh Corp.	3,890,115
89,575	Timken Co. (The)	5,043,968

		8,934,083

	Media — 3.5%
109,825	Nexstar Media Group, Inc., Class A	12,876,981

	Metals & Mining — 1.1%
302,150	Constellium SE(a)	4,048,810

	Multi-Utilities — 5.7%
92,650	Ameren Corp.	7,115,520
113,500	CMS Energy Corp.	7,132,340
77,000	WEC Energy Group, Inc.	7,101,710

		21,349,570

	Multiline Retail — 1.0%
23,325	Dollar General Corp.	3,638,234

	Oil, Gas & Consumable Fuels — 3.8%
48,475	Pioneer Natural Resources Co.	7,337,661
499,700	WPX Energy, Inc.(a)	6,865,878

		14,203,539

	REITs – Diversified — 0.9%
214,125	New Residential Investment Corp.	3,449,554

	REITs – Warehouse/Industrials — 1.8%
104,000	CyrusOne, Inc.	6,804,720

	Semiconductors & Semiconductor Equipment — 2.4%
34,050	Analog Devices, Inc.	4,046,502
95,100	Entegris, Inc.	4,763,559

		8,810,061

	Software — 4.0%
47,550	Check Point Software Technologies Ltd.(a)	5,276,148
12,275	RingCentral, Inc., Class A(a)	2,070,424
400,000	SolarWinds Corp.(a)	7,420,000

		14,766,572

	Thrifts & Mortgage Finance — 2.4%
55,825	Essent Group Ltd.	2,902,342
207,375	MGIC Investment Corp.	2,938,504
118,725	Radian Group, Inc.	2,987,121

		8,827,967

	Total Common Stocks (Identified Cost $300,966,313)	368,200,407

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2019

Vaughan Nelson Value Opportunity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 0.8%
$2,968,895	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $2,969,044 on 1/02/2020 collateralized by $2,695,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2022 valued at $3,028,396 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,968,895)	$2,968,895

	Total Investments — 99.7% (Identified Cost $303,935,208)	371,169,302
	Other assets less liabilities — 0.3%	1,163,188

	Net Assets — 100.0%	$372,332,490

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

IT Services	13.1%
Banks	5.7
Multi-Utilities	5.7
Insurance	5.7
Electric Utilities	4.2
Software	4.0
Oil, Gas & Consumable Fuels	3.8
Independent Power & Renewable Electricity Producers	3.5
Capital Markets	3.5
Media	3.5
Diversified Consumer Services	3.3
Electrical Equipment	3.3
Containers & Packaging	3.3
Life Sciences Tools & Services	3.1
Chemicals	3.1
Health Care Equipment & Supplies	3.0
Machinery	2.4
Thrifts & Mortgage Finance	2.4
Semiconductors & Semiconductor Equipment	2.4
Beverages	2.0
Other Investments, less than 2% each	17.9
Short-Term Investments	0.8

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

This Page Intentionally Left Blank

|  50

Statements of Assets and Liabilities

December 31, 2019

	Loomis Sayles Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$17,972,196	$231,754,817	$644,957,372
Net unrealized appreciation (depreciation)	1,171,891	51,611,747	(46,935,950)

Investments at value	19,144,087	283,366,564	598,021,422
Cash	—	—	57
Foreign currency at value (identified cost $0, $0 and $38,434, respectively)	—	—	38,654
Receivable for Fund shares sold	10,118	904,916	448,959
Receivable from investment adviser (Note 6)	3,042	—	—
Receivable for securities sold	—	—	484,645
Dividends and interest receivable	244,573	108,113	18,570
Tax reclaims receivable	—	95,492	2,165,510
Prepaid expenses (Note 8)	1	14	28

TOTAL ASSETS	19,401,821	284,475,099	601,177,845

LIABILITIES
Payable for securities purchased	228,780	—	523,624
Payable for Fund shares redeemed	5,791	219,801	1,915,394
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	70,259
Foreign taxes payable (Note 2)	—	—	123,175
Distributions payable	17,361	—	—
Management fees payable (Note 6)	—	165,456	393,168
Deferred Trustees’ fees (Note 6)	55,582	549,423	92,427
Administrative fees payable (Note 6)	704	10,599	22,259
Payable to distributor (Note 6d)	51	1,772	8,122
Other accounts payable and accrued expenses	68,548	90,333	193,247

TOTAL LIABILITIES	376,817	1,037,384	3,341,675

NET ASSETS	$19,025,004	$283,437,715	$597,836,170

NET ASSETS CONSIST OF:
Paid-in capital	$18,427,937	$232,632,914	$694,656,195
Accumulated earnings (loss)	597,067	50,804,801	(96,820,025)

NET ASSETS	$19,025,004	$283,437,715	$597,836,170

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Loomis Sayles Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$7,566,512	$181,416,615	$172,906,246

Shares of beneficial interest	728,865	8,081,453	12,689,449

Net asset value and redemption price per share	$10.38	$22.45	$13.63

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.70	$23.82	$14.46

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,419,637	$54,383,992	$179,533,096

Shares of beneficial interest	136,714	2,875,089	13,387,094

Net asset value and offering price per share	$10.38	$18.92	$13.41

Class N shares:
Net assets	$—	$801,213	$810,891

Shares of beneficial interest	—	33,691	59,807

Net asset value, offering and redemption price per share	$—	$23.78	$13.56

Class Y shares:
Net assets	$10,038,855	$46,835,895	$244,585,937

Shares of beneficial interest	965,623	1,972,047	18,041,625

Net asset value, offering and redemption price per share	$10.40	$23.75	$13.56

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities (continued)

December 31, 2019

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$101,178,549	$303,935,208
Net unrealized appreciation	12,888,655	67,234,094

Investments at value	114,067,204	371,169,302
Cash	11	—
Receivable for Fund shares sold	25,802	1,649,007
Dividends and interest receivable	66,822	250,336
Prepaid expenses (Note 8)	5	19

TOTAL ASSETS	114,159,844	373,068,664

LIABILITIES
Payable for securities purchased	251,862	—
Payable for Fund shares redeemed	90,466	227,406
Management fees payable (Note 6)	71,875	232,564
Deferred Trustees’ fees (Note 6)	181,416	154,742
Administrative fees payable (Note 6)	4,070	12,951
Payable to distributor (Note 6d)	966	4,371
Other accounts payable and accrued expenses	81,233	104,140

TOTAL LIABILITIES	681,888	736,174

NET ASSETS	$113,477,956	$372,332,490

NET ASSETS CONSIST OF:
Paid-in capital	$102,170,961	$301,754,217
Accumulated earnings	11,306,995	70,578,273

NET ASSETS	$113,477,956	$372,332,490

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$67,524,857	$33,433,638

Shares of beneficial interest	4,370,758	1,491,385

Net asset value and redemption price per share	$15.45	$22.42

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$16.39	$23.79

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,449,797	$21,932,439

Shares of beneficial interest	184,875	1,041,586

Net asset value and offering price per share	$7.84	$21.06

Class N shares:
Net assets	$21,251	$18,261,630

Shares of beneficial interest	1,312	805,860

Net asset value, offering and redemption price per share	$16.20	$22.66

Class Y shares:
Net assets	$44,482,051	$298,704,783

Shares of beneficial interest	2,746,942	13,162,660

Net asset value, offering and redemption price per share	$16.19	$22.69

See accompanying notes to financial statements.

|  54

Statements of Operations

For the Year Ended December 31, 2019

	Loomis Sayles Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$31,368	$5,473,081 (a)	$27,615,008 (b)
Non-cash dividends (Note 2b)	—	352,443	1,267,333
Interest	579,869	187,859	134,346
Less net foreign taxes withheld	—	(1,493)	(2,471,787)

	611,237	6,011,890	26,544,900

Expenses
Management fees (Note 6)	81,140	2,024,486	5,285,519
Service and distribution fees (Note 6)	31,762	1,014,866	2,606,623
Administrative fees (Note 6)	8,937	130,418	285,779
Trustees’ fees and expenses (Note 6)	21,393	77,586	43,416
Transfer agent fees and expenses (Notes 6 and 7)	11,085	263,379	652,725
Audit and tax services fees	52,346	40,776	42,143
Custodian fees and expenses	5,225	12,850	180,308
Legal fees (Note 8)	47,606	8,496	18,087
Registration fees	61,446	92,607	88,823
Shareholder reporting expenses	12,406	27,914	59,535
Miscellaneous expenses (Note 8)	21,972	32,701	80,197

Total expenses	355,318	3,726,079	9,343,155
Less waiver and/or expense reimbursement (Note 6)	(232,273)	(2,413)	(4,513)

Net expenses	123,045	3,723,666	9,338,642

Net investment income	488,192	2,288,224	17,206,258

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	156,434	14,578,257	(16,726,400)
Forward foreign currency contracts (Note 2d)	—	—	826,022
Foreign currency transactions (Note 2c)	—	—	42,014
Net change in unrealized appreciation (depreciation) on:
Investments	682,883	50,910,323	137,040,346
Forward foreign currency contracts (Note 2d)	—	—	(561,459)
Foreign currency translations (Note 2c)	—	—	(31,191)

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	839,317	65,488,580	120,589,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,327,509	$67,776,804	$137,795,590

(a)	Includes a non-recurring dividend of $712,261.
(b)	Includes a non-recurring dividend of $4,169,677.

See accompanying notes to financial statements.

55  |

Statements of Operations (continued)

For the Year Ended December 31, 2019

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$1,848,929	$5,925,174
Interest	62,839	212,893
Less net foreign taxes withheld	—	(9,495)

	1,911,768	6,128,572

Expenses
Management fees (Note 6)	1,138,555	3,346,992
Service and distribution fees (Note 6)	199,126	309,564
Administrative fees (Note 6)	55,743	184,437
Trustees’ fees and expenses (Note 6)	35,178	43,200
Transfer agent fees and expenses (Notes 6 and 7)	144,102	362,614
Audit and tax services fees	40,784	41,738
Custodian fees and expenses	15,446	22,931
Interest expense (Note 9)	—	48,098
Legal fees (Note 8)	3,319	12,090
Registration fees	75,231	92,902
Shareholder reporting expenses	14,421	32,933
Miscellaneous expenses (Note 8)	27,801	30,282

Total expenses	1,749,706	4,527,781
Less waiver and/or expense reimbursement (Note 6)	(95,991)	(96,662)

Net expenses	1,653,715	4,431,119

Net investment income	258,053	1,697,453

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	3,647,835	26,643,511
Net change in unrealized appreciation (depreciation) on:
Investments	24,895,047	96,669,546

Net realized and unrealized gain on investments	28,542,882	123,313,057

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,800,935	$125,010,510

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets

	Loomis Sayles Intermediate Municipal Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$488,192	$646,589
Net realized gain (loss) on investments	156,434	(22,955)
Net change in unrealized appreciation (depreciation) on investments	682,883	(735,309)

Net increase (decrease) in net assets resulting from operations	1,327,509	(111,675)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(157,363)	(153,865)
Class C	(23,074)	(30,521)
Class Y	(307,772)	(484,050)

Total distributions	(488,209)	(668,436)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(4,018,800)	(14,374,067)

Net decrease in net assets	(3,179,500)	(15,154,178)
NET ASSETS
Beginning of the year	22,204,504	37,358,682

End of the year	$19,025,004	$22,204,504

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$2,288,224	$1,069,674
Net realized gain on investments	14,578,257	32,340,899
Net change in unrealized appreciation (depreciation) on investments	50,910,323	(79,134,938)

Net increase (decrease) in net assets resulting from operations	67,776,804	(45,724,365)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(16,820,039)	(16,729,106)
Class C	(5,798,979)	(5,776,265)
Class N	(37,043)	(783)
Class Y	(5,261,958)	(5,137,882)

Total distributions	(27,918,019)	(27,644,036)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(28,613,857)	29,541,538

Net increase (decrease) in net assets	11,244,928	(43,826,863)
NET ASSETS
Beginning of the year	272,192,787	316,019,650

End of the year	$283,437,715	$272,192,787

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$17,206,258	$16,259,770
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(15,858,364)	50,075,433
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	136,447,696	(341,618,930)

Net increase (decrease) in net assets resulting from operations	137,795,590	(275,283,727)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,093,122)	(12,193,845)
Class C	(4,034,677)	(7,685,820)
Class N	(27,558)	(36,370)
Class Y	(8,066,849)	(10,861,877)

Total distributions	(17,222,206)	(30,777,912)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(208,787,046)	(147,874,002)

Net decrease in net assets	(88,213,662)	(453,935,641)
NET ASSETS
Beginning of the year	686,049,832	1,139,985,473

End of the year	$597,836,170	$686,049,832

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$258,053	$247,839
Net realized gain on investments	3,647,835	23,578,542
Net change in unrealized appreciation (depreciation) on investments	24,895,047	(48,703,398)

Net increase (decrease) in net assets resulting from operations	28,800,935	(24,877,017)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(475,801)	(15,434,632)
Class C	(18,939)	(1,814,602)
Class N	(194)	(200)
Class Y	(411,969)	(16,863,125)

Total distributions	(906,903)	(34,112,559)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(42,810,460)	(99,064,102)

Net decrease in net assets	(14,916,428)	(158,053,678)
NET ASSETS
Beginning of the year	128,394,384	286,448,062

End of the year	$113,477,956	$128,394,384

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$1,697,453	$5,677,254
Net realized gain on investments	26,643,511	30,646,121
Net change in unrealized appreciation (depreciation) on investments	96,669,546	(163,168,095)

Net increase (decrease) in net assets resulting from operations	125,010,510	(126,844,720)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(293,257)	(4,208,463)
Class C	(183,363)	(2,370,741)
Class N	(212,174)	(6,683,144)
Class Y	(3,167,841)	(47,408,833)

Total distributions	(3,856,635)	(60,671,181)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(340,544,321)	(244,014,953)

Net decrease in net assets	(219,390,446)	(431,530,854)
NET ASSETS
Beginning of the year	591,722,936	1,023,253,790

End of the year	$372,332,490	$591,722,936

See accompanying notes to financial statements.

61  |

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.97	$10.17	$9.89	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.22	0.19	0.12	0.13
Net realized and unrealized gain (loss)	0.41	(0.19)	0.28	(0.20)	0.10

Total from Investment Operations	0.65	0.03	0.47	(0.08)	0.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.23)	(0.19)	(0.12)	(0.14)

Net asset value, end of the period	$10.38	$9.97	$10.17	$9.89	$10.09

Total return(b)(c)	6.54%	0.33%	4.77%	(0.79)%	2.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,567	$6,019	$6,004	$5,474	$6,427
Net expenses(d)	0.70%	0.70%	0.70%	0.70%	0.74	%(e)
Gross expenses	1.84%	1.30%	1.10%	0.88%	1.12%
Net investment income	2.31%	2.24%	1.87%	1.19%	1.27%
Portfolio turnover rate	11%	65%	34%	48%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 0.80% to 0.70%.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.98	$10.18	$9.90	$10.09	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.15	0.11	0.04	0.05
Net realized and unrealized gain (loss)	0.40	(0.19)	0.28	(0.18)	0.11

Total from Investment Operations	0.56	(0.04)	0.39	(0.14)	0.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.16)	(0.11)	(0.05)	(0.06)

Net asset value, end of the period	$10.38	$9.98	$10.18	$9.90	$10.09

Total return(b)(c)	5.64%	(0.42)%	3.98%	(1.44)%	1.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,420	$1,675	$2,395	$4,015	$6,355
Net expenses(d)	1.45%	1.45%	1.45%	1.45%	1.49	%(e)
Gross expenses	2.60%	2.05%	1.83%	1.63%	1.88%
Net investment income	1.57%	1.49%	1.10%	0.44%	0.52%
Portfolio turnover rate	11%	65%	34%	48%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 1.55% to 1.45%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.99	$10.19	$9.90	$10.10	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.25	0.21	0.15	0.15
Net realized and unrealized gain (loss)	0.41	(0.20)	0.29	(0.20)	0.11

Total from Investment Operations	0.67	0.05	0.50	(0.05)	0.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.25)	(0.21)	(0.15)	(0.16)

Net asset value, end of the period	$10.40	$9.99	$10.19	$9.90	$10.10

Total return(b)	6.80%	0.58%	5.13%	(0.55)%	2.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,039	$14,510	$28,960	$49,179	$66,713
Net expenses(c)	0.45%	0.45%	0.45%	0.45%	0.49	%(d)
Gross expenses	1.60%	1.04%	0.83%	0.63%	0.85%
Net investment income	2.57%	2.47%	2.09%	1.44%	1.48%
Portfolio turnover rate	11%	65%	34%	48%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased from 0.55% to 0.45%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$19.44		$24.72	$21.37	$18.79	$20.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	(b)	0.10	0.11	0.16	0.14
Net realized and unrealized gain (loss)	4.93		(3.28)	4.28	3.20	(1.02)

Total from Investment Operations	5.11		(3.18)	4.39	3.36	(0.88)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.08)	(0.10)	(0.16)	(0.13)
Net realized capital gains	(1.89)		(2.02)	(0.94)	(0.62)	(0.63)

Total Distributions	(2.10)		(2.10)	(1.04)	(0.78)	(0.76)

Net asset value, end of the period	$22.45		$19.44	$24.72	$21.37	$18.79

Total return(c)	26.77	%(b)	(13.01)%	20.75%	18.37%	(4.41)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$181,417		$164,748	$203,792	$173,036	$173,925
Net expenses	1.17%		1.13%	1.18%	1.18%	1.14%
Gross expenses	1.17%		1.13%	1.18%	1.18%	1.14%
Net investment income	0.85	%(b)	0.41%	0.48%	0.82%	0.68%
Portfolio turnover rate	15%		39%	16%	16%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$16.66		$21.58	$18.83		$16.65	$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(b)	(0.07)	(0.05)		0.01	(0.01)
Net realized and unrealized gain (loss)	4.20		(2.83)	3.74		2.80	(0.90)

Total from Investment Operations	4.22		(2.90)	3.69		2.81	(0.91)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		—	(0.00	)(c)	(0.01)	(0.00	)(c)
Net realized capital gains	(1.89)		(2.02)	(0.94)		(0.62)	(0.63)

Total Distributions	(1.96)		(2.02)	(0.94)		(0.63)	(0.63)

Net asset value, end of the period	$18.92		$16.66	$21.58		$18.83	$16.65

Total return(d)	25.82	%(b)	(13.63)%	19.85%		17.45%	(5.07)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$54,384		$53,606	$62,272		$55,910	$70,616
Net expenses	1.92%		1.88%	1.93%		1.93%	1.89%
Gross expenses	1.92%		1.88%	1.93%		1.93%	1.89%
Net investment income (loss)	0.12	%(b)	(0.33)%	(0.27)%		0.09%	(0.07)%
Portfolio turnover rate	15%		39%	16%		16%	23%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$20.49		$25.91	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	(b)	0.22	0.14
Net realized and unrealized gain (loss)	5.25		(3.45)	3.44

Total from Investment Operations	5.47		(3.23)	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.17)	(0.17)
Net realized capital gains	(1.89)		(2.02)	(0.63)

Total Distributions	(2.18)		(2.19)	(0.80)

Net asset value, end of the period	$23.78		$20.49	$25.91

Total return(c)	27.16	%(b)	(12.60)%	15.46	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$801		$10	$1
Net expenses(e)	0.83%		0.75%	0.75	%(f)
Gross expenses	1.25%		3.79%	13.79	%(f)
Net investment income	0.93	%(b)	0.88%	0.84	%(f)
Portfolio turnover rate	15%		39%	16	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$20.46		$25.90	$22.34	$19.60	$21.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	(b)	0.17	0.17	0.21	0.19
Net realized and unrealized gain (loss)	5.17		(3.44)	4.48	3.36	(1.06)

Total from Investment Operations	5.44		(3.27)	4.65	3.57	(0.87)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.15)	(0.15)	(0.21)	(0.18)
Net realized capital gains	(1.89)		(2.02)	(0.94)	(0.62)	(0.63)

Total Distributions	(2.15)		(2.17)	(1.09)	(0.83)	(0.81)

Net asset value, end of the period	$23.75		$20.46	$25.90	$22.34	$19.60

Total return	27.06	%(b)(c)	(12.76)%	21.05%	18.69%	(4.18)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$46,836		$53,829	$49,955	$26,252	$21,696
Net expenses	0.91	%(d)	0.88%	0.93%	0.92%	0.89%
Gross expenses	0.92%		0.88%	0.93%	0.92%	0.89%
Net investment income	1.16	%(b)	0.68%	0.71%	1.05%	0.92%
Portfolio turnover rate	15%		39%	16%	16%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$11.29		$15.58	$12.15	$11.47	$12.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	(b)	0.25	0.18	0.17	0.15
Net realized and unrealized gain (loss)	2.38		(4.02)	3.41	0.76	(0.80)

Total from Investment Operations	2.75		(3.77)	3.59	0.93	(0.65)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)		(0.29)	(0.16)	(0.21)	(0.20)
Net realized capital gains	—		(0.23)	—	(0.04)	(0.12)

Total Distributions	(0.41)		(0.52)	(0.16)	(0.25)	(0.32)

Net asset value, end of the period	$13.63		$11.29	$15.58	$12.15	$11.47

Total return(c)	24.35	%(b)	(24.15)%	29.56%	8.19%	(5.35)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$172,906		$257,551	$603,988	$533,112	$722,805
Net expenses	1.29%		1.31%	1.32%	1.34%	1.31%
Gross expenses	1.29%		1.31%	1.32%	1.34%	1.31%
Net investment income	2.91	%(b)	1.72%	1.28%	1.54%	1.17%
Portfolio turnover rate	28%		50%	40%	41%	51%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$11.11		$15.30	$11.96	$11.29	$12.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	(b)	0.13	0.06	0.08	0.05
Net realized and unrealized gain (loss)	2.34		(3.92)	3.35	0.74	(0.78)

Total from Investment Operations	2.60		(3.79)	3.41	0.82	(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.17)	(0.07)	(0.11)	(0.11)
Net realized capital gains	—		(0.23)	—	(0.04)	(0.12)

Total Distributions	(0.30)		(0.40)	(0.07)	(0.15)	(0.23)

Net asset value, end of the period	$13.41		$11.11	$15.30	$11.96	$11.29

Total return(c)	23.44	%(b)	(24.74)%	28.55%	7.36%	(6.08)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$179,533		$212,618	$363,018	$255,249	$341,959
Net expenses	2.04%		2.07%	2.07%	2.09%	2.06%
Gross expenses	2.04%		2.07%	2.07%	2.09%	2.06%
Net investment income	2.09	%(b)	0.94%	0.42%	0.73%	0.39%
Portfolio turnover rate	28%		50%	40%	41%	51%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund— Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.25		$15.58	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	(b)	0.28	0.15
Net realized and unrealized gain (loss)	2.45		(4.02)	1.66

Total from Investment Operations	2.78		(3.74)	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)		(0.36)	(0.21)
Net realized capital gains	—		(0.23)	—

Total Distributions	(0.47)		(0.59)	(0.21)

Net asset value, end of the period	$13.56		$11.25	$15.58

Total return(c)	24.75	%(b)	(23.94)%	12.96	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$811		$758	$1
Net expenses(e)	0.94%		0.99%	0.92	%(f)
Gross expenses	1.08%		1.02%	25.21	%(f)
Net investment income	2.56	%(b)	2.04%	1.54	%(f)
Portfolio turnover rate	28%		50%	40	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund— Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.25		$15.56	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	(b)	0.26	0.00	(c)
Net realized and unrealized gain (loss)	2.40		(3.99)	1.79

Total from Investment Operations	2.77		(3.73)	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)		(0.35)	(0.21)
Net realized capital gains	—		(0.23)	—

Total Distributions	(0.46)		(0.58)	(0.21)

Net asset value, end of the period	$13.56		$11.25	$15.56

Total return	24.64	%(b)	(23.93)%	12.79	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$244,586		$215,123	$172,978
Net expenses	1.04%		1.07%	1.07	%(e)
Gross expenses	1.04%		1.07%	1.07	%(e)
Net investment income	2.91	%(b)	1.85%	0.03	%(e)
Portfolio turnover rate	28%		50%	40	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(c)	Amount rounds to less than $0.01 per share.
(d)	Periods less than one year are not annualized.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$12.48		$18.71		$19.79		$17.74	$20.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		0.01		(0.01)		0.02	0.06	(b)
Net realized and unrealized gain (loss)	3.06		(2.76)		1.21		3.49	(0.07)

Total from Investment Operations	3.08		(2.75)		1.20		3.51	(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.00	)(c)	(0.00	)(c)	(0.01)	(0.04)
Net realized capital gains	(0.08)		(3.48)		(2.28)		(1.45)	(2.86)

Total Distributions	(0.11)		(3.48)		(2.28)		(1.46)	(2.90)

Net asset value, end of the period	$15.45		$12.48		$18.71		$19.79	$17.74

Total return(d)	24.66	%(e)	(14.84)%		6.28%		20.24%	(0.29	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$67,525		$66,376		$93,751		$106,447	$103,092
Net expenses	1.40	%(f)(g)	1.38%		1.36%		1.35%	1.35%
Gross expenses	1.47%		1.38%		1.36%		1.35%	1.35%
Net investment income (loss)	0.12%		0.03%		(0.03)%		0.11%	0.26	%(b)
Portfolio turnover rate	61%		70%		92%		74%	62%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), total return would have been (0.77)% and the ratio of net investment loss to average net assets would have been (0.20)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$6.41		$11.67		$13.26		$12.39	$15.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)		(0.09)		(0.10)		(0.08)	(0.08	)(b)
Net realized and unrealized gain (loss)	1.57		(1.69)		0.79		2.40	(0.03)

Total from Investment Operations	1.52		(1.78)		0.69		2.32	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.00	)(c)	(0.00	)(c)	—	—
Net realized capital gains	(0.08)		(3.48)		(2.28)		(1.45)	(2.86)

Total Distributions	(0.09)		(3.48)		(2.28)		(1.45)	(2.86)

Net asset value, end of the period	$7.84		$6.41		$11.67		$13.26	$12.39

Total return(d)	23.69	%(e)	(15.51)%		5.50%		19.32%	(1.02	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,450		$3,480		$15,756		$20,379	$21,188
Net expenses	2.16	%(f)(g)	2.12%		2.11%		2.10%	2.10%
Gross expenses	2.23%		2.12%		2.11%		2.10%	2.10%
Net investment loss	(0.68)%		(0.83)%		(0.79)%		(0.64)%	(0.48	)%(b)
Portfolio turnover rate	61%		70%		92%		74%	62%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.15), total return would have been (1.48)% and the ratio of net investment loss to average net assets would have been (0.96)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund— Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.08		$19.37	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.08	0.07
Net realized and unrealized gain (loss)	3.20		(2.86)	1.35

Total from Investment Operations	3.28		(2.78)	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.03)	(0.02)
Net realized capital gains	(0.08)		(3.48)	(1.58)

Total Distributions	(0.16)		(3.51)	(1.60)

Net asset value, end of the period	$16.20		$13.08	$19.37

Total return(b)	25.08%		(14.48)%	7.17	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21		$1	$1
Net expenses(d)	1.03	%(e)	0.96%	0.96	%(f)
Gross expenses	11.80%		15.17%	14.68	%(f)
Net investment income	0.52%		0.43%	0.56	%(f)
Portfolio turnover rate	61%		70%	92	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$13.08		$19.37	$20.36	$18.21	$21.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.04	0.05	0.07	0.11	(b)
Net realized and unrealized gain (loss)	3.21		(2.84)	1.25	3.59	(0.07)

Total from Investment Operations	3.26		(2.80)	1.30	3.66	0.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.01)	(0.01)	(0.06)	(0.10)
Net realized capital gains	(0.08)		(3.48)	(2.28)	(1.45)	(2.86)

Total Distributions	(0.15)		(3.49)	(2.29)	(1.51)	(2.96)

Net asset value, end of the period	$16.19		$13.08	$19.37	$20.36	$18.21

Total return	24.88	%(c)	(14.61)%	6.60%	20.53%	(0.05	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$44,482		$58,538	$176,940	$183,145	$179,322
Net expenses	1.15	%(d)(e)	1.12%	1.11%	1.10%	1.10%
Gross expenses	1.23%		1.12%	1.11%	1.10%	1.10%
Net investment income	0.35%		0.22%	0.23%	0.36%	0.50	%(b)
Portfolio turnover rate	61%		70%	92%	74%	62%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been (0.53)% and the ratio of net investment income to average net assets would have been 0.07%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$17.37		$22.65	$20.55		$20.04	$21.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03		0.09	0.17	(b)	0.07	0.03	(c)
Net realized and unrealized gain (loss)	5.21		(3.71)	2.48		1.05	(0.79)

Total from Investment Operations	5.24		(3.62)	2.65		1.12	(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		(0.15)	(0.18)		(0.05)	(0.02)
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)	(0.47)

Total Distributions	(0.19)		(1.66)	(0.55)		(0.61)	(0.49)

Net asset value, end of the period	$22.42		$17.37	$22.65		$20.55	$20.04

Total return(d)	30.21	%(e)	(16.10)%	12.93	%(b)	5.85%	(3.66	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,434		$43,769	$67,186		$87,536	$142,833
Net expenses	1.25	%(f)(g)(h)	1.24%	1.22%		1.23%	1.23%
Gross expenses	1.28	%(g)	1.24%	1.22%		1.23%	1.23%
Net investment income	0.16%		0.42%	0.77	%(b)	0.35%	0.16	%(c)
Portfolio turnover rate	52%		44%	42%		57%	32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been (3.94)% and the ratio of net investment loss to average net assets would have been (0.04)%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$16.43		$21.50	$19.51		$19.16		$20.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.10)		(0.08)	0.00	(b)(c)	(0.07)		(0.13	)(d)
Net realized and unrealized gain (loss)	4.90		(3.48)	2.36		0.98		(0.75)

Total from Investment Operations	4.80		(3.56)	2.36		0.91		(0.88)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—	—		(0.00	)(b)	—
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)		(0.47)

Total Distributions	(0.17)		(1.51)	(0.37)		(0.56)		(0.47)

Net asset value, end of the period	$21.06		$16.43	$21.50		$19.51		$19.16

Total return(e)	29.25	%(j)	(16.71)%	12.11	%(c)	5.03%		(4.39	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,932		$23,967	$47,559		$68,923		$89,284
Net expenses	1.99	%(f)(g)(h)	1.98%	1.97%		1.98%		1.98%
Gross expenses	2.02	%(g)	1.98%	1.97%		1.98%		1.98%
Net investment income (loss)	(0.50)%		(0.36)%	0.00	%(c)(i)	(0.38)%		(0.61	)%(d)
Portfolio turnover rate	52%		44%	42%		57%		32%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.

(d)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (4.68)% and the ratio of net investment loss to average net assets would have been (0.77)%.

(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
(h)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%. See Note 6 of Notes to Financial Statements.
(i)	Amount rounds to less than 0.01%.
(j)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$17.54		$22.87	$20.75		$20.26	$21.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.17	0.25	(b)	0.16	0.11	(c)
Net realized and unrealized gain (loss)	5.27		(3.75)	2.51		1.04	(0.81)

Total from Investment Operations	5.38		(3.58)	2.76		1.20	(0.70)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.24)	(0.27)		(0.15)	(0.07)
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)	(0.47)

Total Distributions	(0.26)		(1.75)	(0.64)		(0.71)	(0.54)

Net asset value, end of the period	$22.66		$17.54	$22.87		$20.75	$20.26

Total return	30.67	%(g)	(15.78)%	13.31	%(b)	6.21%	(3.35	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$18,262		$70,902	$134,205		$148,365	$65,010
Net expenses	0.92	%(d)(e)(f)	0.88%	0.88%		0.88%	0.89%
Gross expenses	0.93	%(e)	0.88%	0.88%		0.88%	0.89%
Net investment income	0.51%		0.76%	1.16	%(b)	0.78%	0.50	%(c)
Portfolio turnover rate	52%		44%	42%		57%	32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (3.59)% and the ratio of net investment income to average net assets would have been 0.35%.

(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%. See Note 6 of Notes to Financial Statements.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$17.57		$22.89	$20.77		$20.27	$21.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.15	0.23	(b)	0.12	0.09	(c)
Net realized and unrealized gain (loss)	5.26		(3.75)	2.51		1.07	(0.82)

Total from Investment Operations	5.36		(3.60)	2.74		1.19	(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.21)	(0.25)		(0.13)	(0.05)
Net realized capital gains	(0.17)		(1.51)	(0.37)		(0.56)	(0.47)

Total Distributions	(0.24)		(1.72)	(0.62)		(0.69)	(0.52)

Net asset value, end of the period	$22.69		$17.57	$22.89		$20.77	$20.27

Total return	30.52	%(g)	(15.85)%	13.19	%(b)	6.14%	(3.47	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$298,705		$453,085	$774,304		$903,545	$1,133,634
Net expenses	1.00	%(d)(e)(f)	0.99%	0.97%		0.98%	0.98%
Gross expenses	1.02	%(e)	0.99%	0.97%		0.98%	0.98%
Net investment income	0.48%		0.66%	1.04	%(b)	0.62%	0.39	%(c)
Portfolio turnover rate	52%		44%	42%		57%	32%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been (3.70)% and the ratio of net investment income to average net assets would have been 0.20%.

(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%. See Note 6 of Notes to Financial Statements.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

|  80

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Loomis Sayles Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund also offer Class N shares.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 3.00% for Intermediate Municipal Bond Fund and 5.75% for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each

81  |

Notes to Financial Statements (continued)

December 31, 2019

of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to the class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for each Fund are borne collectively for Class A, Class C and Class Y and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an

|  82

Notes to Financial Statements (continued)

December 31, 2019

independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2019, securities held by Natixis Oakmark International Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$524,036,550	87.7%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax,

83  |

Notes to Financial Statements (continued)

December 31, 2019

if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

|  84

Notes to Financial Statements (continued)

December 31, 2019

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and

85  |

Notes to Financial Statements (continued)

December 31, 2019

Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution re-designations, return of capital distributions received, distributions in excess of income and/or capital gain, foreign currency gains and losses and capital gains taxes. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and forward foreign currency contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$3,751	$484,458	$—	$488,209
Natixis Oakmark Fund	2,339,088	—	25,578,931	27,918,019
Natixis Oakmark International Fund	17,222,206	—	—	17,222,206
Small Cap Value Fund	348,253	—	558,650	906,903
Value Opportunity Fund	996,088	—	2,860,547	3,856,635

|  86

Notes to Financial Statements (continued)

December 31, 2019

	2018 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$5,716	$662,720	$—	$668,436
Natixis Oakmark Fund	2,211,730	—	25,432,306	27,644,036
Natixis Oakmark International Fund	16,730,811	—	14,047,101	30,777,912
Small Cap Value Fund	6,205,741	—	27,906,818	34,112,559
Value Opportunity Fund	6,805,023	—	53,866,158	60,671,181

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$—	$—	$—	$1,799	$—
Undistributed tax exempt income	8,541	—	—	—	—
Undistributed long-term capital gains	—	388,836	—	614,435	8,939,388

Total undistributed earnings	8,541	388,836	—	616,234	8,939,388

Capital loss carryforward:
Short-term:
No expiration date	(527,783)	—	—	—	—
Long-term:
No expiration date	—	—	(32,773,225)	—	—

Total capital loss carryforward	(527,783)	—	(32,773,225)	—	—

87  |

Notes to Financial Statements (continued)

December 31, 2019

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Late-year ordinary and post-October capital loss deferrals*	$—	$—	$(62,337)	$—	$—

Unrealized appreciation (depreciation)	1,171,891	50,965,388	(63,892,037)	10,872,177	61,793,627

Total accumulated earnings (losses)	$652,649	$51,354,224	$(96,727,599)	$11,488,411	$70,733,015

Capital loss carryforward utilized in the current year	$156,434	$—	$—	$—	$—

*

Under current tax law, capital losses, foreign currency losses and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Natixis Oakmark International Fund is deferring foreign currency losses.

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Federal tax cost	$17,972,196	$232,401,176	$661,742,810	$103,195,027	$309,375,675

Gross tax appreciation	$1,172,513	$67,293,746	$31,980,766	$13,318,717	$67,371,201
Gross tax depreciation	(622)	(16,328,358)	(95,702,480)	(2,446,540)	(5,577,574)

Net tax appreciation (depreciation)	$1,171,891	$50,965,388	$(63,721,714)	$10,872,177	$61,793,627

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and foreign capital gains taxes.

|  88

Notes to Financial Statements (continued)

December 31, 2019

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2019, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

89  |

Notes to Financial Statements (continued)

December 31, 2019

j.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$17,706,061	$—	$17,706,061
Exchange-Traded Funds	842,000	—	—	842,000
Short-Term Investments	—	596,026	—	596,026

Total	$842,000	$18,302,087	$—	$19,144,087

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  90

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$278,183,079	$—	$—	$278,183,079
Short-Term Investments	—	5,183,485	—	5,183,485

Total	$278,183,079	$5,183,485	$—	$283,366,564

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$14,128,158	$—	$14,128,158
China	10,264,633	4,036,579	—	14,301,212
Finland	—	4,732,328	—	4,732,328
France	—	67,828,135	—	67,828,135
Germany	—	107,533,426	—	107,533,426
India	—	3,889,823	—	3,889,823
Indonesia	—	4,770,005	—	4,770,005
Italy	—	21,566,886	—	21,566,886
Japan	—	20,526,486	—	20,526,486
Korea	—	18,370,612	—	18,370,612
Netherlands	—	13,733,424	—	13,733,424
South Africa	—	11,837,399	—	11,837,399
Sweden	—	35,707,391	—	35,707,391
Switzerland	—	71,850,687	—	71,850,687
Taiwan	—	1,494,156	—	1,494,156
United Kingdom	10,195,607	117,758,284	—	127,953,891
United States	1,045,443	4,272,771	—	5,318,214
All Other Common Stocks(a)	37,343,713	—	—	37,343,713

Total Common Stocks	58,849,396	524,036,550	—	582,885,946

Preferred Stocks(a)	—	2,561,851	—	2,561,851
Short-Term Investments	—	12,573,625	—	12,573,625

Total	$58,849,396	$539,172,026	$—	$598,021,422

91  |

Notes to Financial Statements (continued)

December 31, 2019

Natixis Oakmark International Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(70,259)	$—	$(70,259)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$107,943,697	$—	$—	$107,943,697
Exchange-Traded Funds	5,528,940	—	—	5,528,940
Short-Term Investments	—	594,567	—	594,567

Total	$113,472,637	$594,567	$—	$114,067,204

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$368,200,407	$—	$—	$368,200,407
Short-Term Investments	—	2,968,895	—	2,968,895

Total	$368,200,407	$2,968,895	$—	$371,169,302

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the

|  92

Notes to Financial Statements (continued)

December 31, 2019

year ended December 31, 2019, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(70,259)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$826,022

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(561,459)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	2.40%
Highest Notional Amount Outstanding	4.16%
Lowest Notional Amount Outstanding	0.75%
Notional Amount Outstanding as of December 31, 2019	0.75%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

93  |

Notes to Financial Statements (continued)

December 31, 2019

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2019, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(70,259)	$—	$(70,259)

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$—	$—

|  94

Notes to Financial Statements (continued)

December 31, 2019

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Intermediate Municipal Bond Fund	$2,142,750	$5,083,448
Natixis Oakmark Fund	42,299,107	88,360,981
Natixis Oakmark International Fund	179,570,578	411,012,531
Small Cap Value Fund	73,816,347	114,985,029
Value Opportunity Fund	211,822,014	544,579,082

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.75%

Prior to July 1, 2019, Natixis Oakmark International Fund paid a management fee at the annual rate of 0.85% of the Fund’s average daily net assets, calculated daily and payable monthly.

95  |

Notes to Financial Statements (continued)

December 31, 2019

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Intermediate Municipal Bond Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Intermediate Municipal Bond Fund	Loomis Sayles	0.20%	0.20%	0.20%	0.20%	0.20%
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%	0.50%	0.50%	0.47%

Prior to June 30, 2019, McDonnell Investment Management, LLC (“McDonnell”), which was owned by Loomis, Sayles & Company, Inc., was the sub-adviser to the Intermediate Municipal Bond Fund and was paid a subadvisory fee at the same rates.

|  96

Notes to Financial Statements (continued)

December 31, 2019

Prior to July 1, 2019, Natixis Oakmark International Fund paid its respective subadviser a subadvisory fee at an annual rate of 0.60%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020 for Intermediate Municipal Bond Fund and Natixis Oakmark Fund and until April 30, 2021 for Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Intermediate Municipal Bond Fund	0.70%	1.45%	—	0.45%
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.37%	2.12%	1.07%	1.12%
Small Cap Value Fund	1.34%	2.09%	1.04%	1.09%
Value Opportunity Fund	1.20%	1.95%	0.90%	0.95%

Prior to July 1, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark International Fund	1.45%	2.20%	1.15%	1.20%
Small Cap Value Fund	1.45%	2.20%	1.15%	1.20%
Value Opportunity Fund	1.40%	2.15%	1.10%	1.15%

Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a

97  |

Notes to Financial Statements (continued)

December 31, 2019

class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Intermediate Municipal Bond Fund	$81,140	$81,140	$—	0.40%	—%
Natixis Oakmark Fund	2,024,486	—	2,024,486	0.68%	0.68%
Natixis Oakmark International Fund	5,285,519	—	5,285,519	0.82%	0.82%
Small Cap Value Fund	1,138,555	94,489	1,044,066	0.90%	0.83%
Value Opportunity Fund	3,346,992	94,264	3,252,728	0.80%	0.78%

[1]	Management fee waivers are subject to possible recovery until December 31, 2020.

For the year ended December 31, 2019, expenses have been reimbursed as follows:

Fund	Reimbursement
Intermediate Municipal Bond Fund	$151,023

No expenses were recovered for any of the Funds during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

|  98

Notes to Financial Statements (continued)

December 31, 2019

Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Intermediate Municipal Bond Fund	$17,042	$3,680	$11,040
Natixis Oakmark Fund	448,350	141,629	424,887
Natixis Oakmark International Fund	575,256	507,842	1,523,525
Small Cap Value Fund	175,945	5,795	17,386
Value Opportunity Fund	70,991	59,643	178,930

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019 each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

99  |

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Intermediate Municipal Bond Fund	$8,937	$110	$8,827
Natixis Oakmark Fund	130,418	1,608	128,810
Natixis Oakmark International Fund	285,779	3,660	282,119
Small Cap Value Fund	55,743	706	55,037
Value Opportunity Fund	184,437	2,398	182,039

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$3,974
Natixis Oakmark Fund	135,040
Natixis Oakmark International Fund	600,878
Small Cap Value Fund	83,142
Value Opportunity Fund	318,560

|  100

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$51
Natixis Oakmark Fund	1,772
Natixis Oakmark International Fund	8,122
Small Cap Value Fund	966
Value Opportunity Fund	4,371

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019, were as follows:

Fund	Commissions
Intermediate Municipal Bond Fund	$215
Natixis Oakmark Fund	35,158
Natixis Oakmark International Fund	56,309
Small Cap Value Fund	818
Value Opportunity Fund	1,613

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that

101  |

Notes to Financial Statements (continued)

December 31, 2019

he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2019, Natixis and affiliates held shares of the Small Cap Value Fund representing less than 0.01% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Natixis Oakmark Fund, Natixis Oakmark International Fund and Small Cap Value Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above.

|  102

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Natixis Oakmark Fund	$805
Natixis Oakmark International Fund	853
Small Cap Value Fund	796

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Municipal Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended December 31, 2019, Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark Fund	$159,270	$50,309	$805	$52,995
Natixis Oakmark International Fund	232,721	204,374	853	214,777
Small Cap Value Fund	79,581	2,643	796	61,082
Value Opportunity Fund	29,040	23,600	784	309,190

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the

103  |

Notes to Financial Statements (continued)

December 31, 2019

line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, Value Opportunity Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $78,214,167 at a weighted average interest rate of 3.45%. Interest expense incurred was $44,968.

9.  Interest Expense.  The Fund may incur interest expense on cash overdrafts at the custodian or from use of the line of credit. Interest expense incurred for the year ended December 31, 2019 is reflected on the Statement of Operations.

10.  Concentration of Risk.  Natixis Oakmark International Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Intermediate Municipal Bond Fund	4	33.38%
Value Opportunity Fund	2	26.24%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  104

Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	172,592	$1,769,797	275,455	$2,764,015
Issued in connection with the reinvestment of distributions	12,521	128,813	12,617	125,269
Redeemed	(59,824)	(609,217)	(274,616)	(2,717,698)

Net change	125,289	$1,289,393	13,456	$171,586

Class C
Issued from the sale of shares	43,687	$451,336	10,557	$105,987
Issued in connection with the reinvestment of distributions	967	9,940	1,243	12,351
Redeemed	(75,820)	(777,366)	(79,290)	(790,619)

Net change	(31,166)	$(316,090)	(67,490)	$(672,281)

Class Y
Issued from the sale of shares	118,355	$1,214,783	422,343	$4,210,756
Issued in connection with the reinvestment of distributions	14,927	153,521	14,182	141,017
Redeemed	(620,551)	(6,360,407)	(1,826,504)	(18,225,145)

Net change	(487,269)	$(4,992,103)	(1,389,979)	$(13,873,372)

Decrease from capital share transactions	(393,146)	$(4,018,800)	(1,444,013)	$(14,374,067)

105  |

Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	341,587	$7,422,550	1,710,227	$42,259,538
Issued in connection with the reinvestment of distributions	707,759	15,556,227	759,153	15,279,946
Redeemed	(1,440,445)	(31,399,881)	(2,242,255)	(53,142,329)

Net change	(391,099)	$(8,421,104)	227,125	$4,397,155

Class C
Issued from the sale of shares	411,202	$7,542,498	1,327,534	$27,139,192
Issued in connection with the reinvestment of distributions	258,850	4,802,209	277,335	4,799,814
Redeemed	(1,012,379)	(18,545,938)	(1,273,226)	(26,235,921)

Net change	(342,327)	$(6,201,231)	331,643	$5,703,085

Class N
Issued from the sale of shares	38,538	$856,493	386	$10,194
Issued in connection with the reinvestment of distributions	1,564	37,043	38	783
Redeemed	(6,880)	(164,534)	—	—

Net change	33,222	$729,002	424	$10,977

Class Y
Issued from the sale of shares	1,091,333	$25,027,333	2,241,985	$58,092,396
Issued in connection with the reinvestment of distributions	178,407	4,126,503	190,395	4,001,696
Redeemed	(1,928,446)	(43,874,360)	(1,730,567)	(42,663,771)

Net change	(658,706)	$(14,720,524)	701,813	$19,430,321

Increase (decrease) from capital share transactions	(1,358,910)	$(28,613,857)	1,261,005	$29,541,538

|  106

Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,833,342	$48,961,166	8,614,434	$129,879,929
Issued in connection with the reinvestment of distributions	293,582	3,983,907	995,963	10,965,551
Redeemed	(14,255,482)	(182,428,373)	(25,557,109)	(364,431,088)

Net change	(10,128,558)	$(129,483,300)	(15,946,712)	$(223,585,608)

Class C
Issued from the sale of shares	1,189,713	$14,652,748	4,347,532	$64,671,210
Issued in connection with the reinvestment of distributions	235,439	3,145,368	567,617	6,152,971
Redeemed	(7,169,411)	(88,659,492)	(9,503,667)	(126,163,655)

Net change	(5,744,259)	$(70,861,376)	(4,588,518)	$(55,339,474)

Class N
Issued from the sale of shares	35,523	$453,334	92,040	$1,342,548
Issued in connection with the reinvestment of distributions	2,041	27,558	3,315	36,370
Redeemed	(45,088)	(565,153)	(28,097)	(387,970)

Net change	(7,524)	$(84,261)	67,258	$990,948

Class Y
Issued from the sale of shares	7,903,073	$103,147,261	18,731,471	$276,949,870
Issued in connection with the reinvestment of distributions	590,961	7,977,970	965,209	10,588,341
Redeemed	(9,581,271)	(119,483,340)	(11,681,703)	(157,478,079)

Net change	(1,087,237)	$(8,358,109)	8,014,977	$130,060,132

Decrease from capital share transactions	(16,967,578)	$(208,787,046)	(12,452,995)	$(147,874,002)

107  |

Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	291,593	$4,253,300	712,683	$12,873,039
Issued in connection with the reinvestment of distributions	29,009	447,550	1,087,949	14,101,401
Redeemed	(1,267,013)	(18,496,699)	(1,494,118)	(27,125,775)

Net change	(946,411)	$(13,795,849)	306,514	$(151,335)

Class C
Issued from the sale of shares	14,584	$107,063	67,032	$586,716
Issued in connection with the reinvestment of distributions	1,709	13,304	201,322	1,524,443
Redeemed	(374,191)	(2,772,672)	(1,075,636)	(12,147,004)

Net change	(357,898)	$(2,652,305)	(807,282)	$(10,035,845)

Class N
Issued from the sale of shares	2,117	$32,857	—	$—
Issued in connection with the reinvestment of distributions	12	194	15	200
Redeemed	(887)	(14,210)	—	—

Net change	1,242	$18,841	15	$200

Class Y
Issued from the sale of shares	255,977	$3,867,153	441,361	$8,044,129
Issued in connection with the reinvestment of distributions	24,035	388,742	1,132,316	15,826,362
Redeemed	(2,009,269)	(30,637,042)	(6,233,772)	(112,747,613)

Net change	(1,729,257)	$(26,381,147)	(4,660,095)	$(88,877,122)

Decrease from capital share transactions	(3,032,324)	$(42,810,460)	(5,160,848)	$(99,064,102)

|  108

Notes to Financial Statements (continued)

December 31, 2019

12.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	861,269	$17,619,199	495,715	$10,630,321
Issued in connection with the reinvestment of distributions	12,533	280,906	171,431	3,074,190
Redeemed	(1,901,968)	(37,334,239)	(1,114,049)	(23,838,889)

Net change	(1,028,166)	$(19,434,134)	(446,903)	$(10,134,378)

Class C
Issued from the sale of shares	41,784	$804,347	74,034	$1,500,519
Issued in connection with the reinvestment of distributions	7,533	158,588	121,282	2,078,925
Redeemed	(466,640)	(9,000,145)	(948,504)	(19,327,431)

Net change	(417,323)	$(8,037,210)	(753,188)	$(15,747,987)

Class N
Issued from the sale of shares	265,852	$5,433,660	1,690,373	$38,824,913
Issued in connection with the reinvestment of distributions	9,232	208,696	369,511	6,683,144
Redeemed	(3,511,497)	(74,546,739)	(3,884,820)	(89,963,901)

Net change	(3,236,413)	$(68,904,383)	(1,824,936)	$(44,455,844)

Class Y
Issued from the sale of shares	2,842,232	$59,252,207	7,576,178	$168,906,227
Issued in connection with the reinvestment of distributions	129,190	2,931,301	2,423,432	44,084,799
Redeemed	(15,601,071)	(306,352,102)	(18,028,194)	(386,667,770)

Net change	(12,629,649)	$(244,168,594)	(8,028,584)	$(173,676,744)

Decrease from capital share transactions	(17,311,551)	$(340,544,321)	(11,053,611)	$(244,014,953)

109  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles Intermediate Municipal Bond Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund, and Vaughan Nelson Value Opportunity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Oakmark International Fund and Vaughan Nelson Small Cap Value Fund (two of the funds constituting the Natixis Funds Trust I), and Loomis Sayles Intermediate Municipal Bond Fund, Natixis Oakmark Fund, and Vaughan Nelson Value Opportunity Fund (three of the funds constituting the Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

|  110

Report of Independent Registered Public Accounting Firm

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

111  |

2019 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Small Cap Value Fund	83.44%
Value Opportunity Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2019.

Fund	Amount
Natixis Oakmark Fund	$25,578,931
Small Cap Value Fund	558,650
Value Opportunity Fund	2,860,547

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
Small Cap Value Fund	100.00%
Value Opportunity Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2019, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Natixis Oakmark International Fund	$2,276,940	$28,882,341

|  112

2019 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Exempt Interest Dividends

During the year ended December 31, 2019, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 99.23% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

113  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

115  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  120

Annual Report

December 31, 2019

Loomis Sayles Strategic Alpha Fund

Natixis U.S. Equity Opportunities Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LABAX

Kevin P. Kearns	Class C LABCX

Todd P. Vandam, CFA®	Class N LASNX

Loomis, Sayles & Company, L.P.	Class Y LASYX

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

The fixed income markets produced robust returns in 2019, reflecting global central banks’ shift to more accommodative policies. A backdrop of moderate economic growth and low inflation provided the US Federal Reserve (Fed) with the latitude to lower interest rates by a quarter point on three occasions in the span from July to October. While the Fed subsequently made it clear that it was unlikely to enact any further cuts in the near future barring a meaningful slowdown in growth, investors remained confident that it would keep rates steady throughout 2020. A number of other world central banks followed the Fed’s move toward easier policy, highlighted by the European Central Bank’s pledge to restart its simulative quantitative easing program.

High-grade corporate bonds performed very well and finished the year as one of the best performing areas of the bond market. In addition to benefiting from the decline in Treasury yields, the asset class was helped by continued spread compression and elevated demand for high-quality investments. Lower-quality corporate debt also rallied in 2019 as the search for yield continued. The category was boosted by broad strength across higher-risk assets, an accommodative Fed and a benign economic outlook for 2020.

Securitized assets (such as mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities) generated solid gains as a group. However, they lagged the overall market due in part to investors’ preference for longer-term and/or riskier securities.

Performance Results

For the 12 months ended December 31, 2019, the Class Y shares of the Loomis Sayles Strategic Alpha Fund returned 3.96% at net asset value. The Fund outperformed its benchmark, 3-Month LIBOR, which returned 2.33% for the period. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

The largest positive contribution to performance during the period came from our allocation to investment grade corporate bonds. The Fed remained generally

1  |

accommodative throughout the period, unencumbered by the presence of inflation, providing a major tailwind to risk assets. Within investment grade corporates, the Fund’s holdings of financial, consumer and technology names led positive contributions.

Exposure to securitized assets contributed to return during the period. Asset-backed securities, the largest of our exposures within the securitized sector, generated positive results from sub-sectors such as aircraft-related, auto loans and personal loans. Residential mortgage-backed securities also contributed to performance, as housing remained generally solid throughout the period and sentiment was supported by attractive rates for borrowers.

Our allocation to bank loans also buoyed performance for the 12 months despite headwinds created for floating rate instruments by the generally accommodative trajectory of Fed policy. Investors have been drawn to the relative safety of these securities given their senior position in the capital structure. During the period, selected communications, capital goods and consumer non-cyclical loan names led contributions to performance.

Our global interest rate tools, primarily sovereign bonds, interest rate swaps and futures, detracted from performance for the year. Most of the negative performance was the result of a short Euro Bund futures position where we expected rates to bottom earlier in the year and exposure to Argentine sovereigns that were impacted by the recent unexpected election results. Markets are weighing the likelihood that the newly elected president of Argentina will be able to effectively address the country’s economic woes.

Currency positioning also weighed on performance. The US dollar remained strong against most currencies until the last quarter when it started to revert. At different points in the year, idiosyncratic exposure from a short forward position in the Singapore dollar and a long forward position in the Norwegian krone detracted the most. Currency markets remain focused on the pace of global growth, which has been constrained by the global manufacturing slowdown despite some signs of conditions bottoming out.

Our allocation to equities hurt performance during the period, despite equity markets exhibiting strength and ending the year near historical highs. Much of the negative performance within our allocation to equities can be attributed to energy-related names and the use of S&P 500® Index futures designed to mitigate risk during elevated geopolitical tensions.

Outlook

We expect to exit the manufacturing slowdown without an economy-wide recession; however, downside risks remain present in the near term. This view hinges on the idea that the Fed will remain supportive and continue accommodative monetary policy. We project the Fed to remain on hold for the next twelve months. Chair Powell has indicated that additional rate cuts are unlikely in the near term, barring any significant, unexpected acceleration in inflation.

We maintain our cautious outlook on risk sentiment. As noted, the Fed appears likely to continue to provide stimulus by maintaining accommodative monetary policy. However, China’s economic recovery is faltering, and risks related to the US-China trade war remain

|  2

LOOMIS SAYLES STRATEGIC ALPHA FUND

despite being tempered somewhat by completion of a phase one agreement. Markets will remain focused on Chinese stimulus as a potential catalyst for global growth. So far, however, policy makers have been reluctant to utilize all available options, instead favoring an incremental approach.

The US dollar has been range-bound despite some choppiness. We expect a continuation of these themes, which should be supportive for risk assets in general. We saw some dollar weakening during October, but haven’t seen much of a breakout in either direction since. The perception of an easing in risks related to US-China trade has caused the dollar’s recent bid as a safe haven to largely evaporate. Volatility shocks and weakening risk appetite are factors that could prove constructive for the dollar.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 15, 2010 (inception) through December 31, 2019

3  |

Average Annual Total Returns — December 31, 20194

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 12/15/10)			Class Y/A/C	Class N
NAV	3.96%	2.62%	2.80%	—%	0.75%	0.75%

Class A (Inception 12/15/10)
NAV	3.58	2.35	2.55	—	1.00	1.00
With 4.25% Maximum Sales Charge	-0.85	1.47	2.06	—

Class C (Inception 12/15/10)
NAV	2.87	1.59	1.77	—	1.75	1.75
With CDSC[1]	1.87	1.59	1.77	—

Class N (Inception 5/1/17)
NAV	3.92	—	—	2.47	0.70	0.70

Comparative Performance
3-Month LIBOR[2]	2.33	1.39	0.91	2.07
3-Month LIBOR + 300 basis points[3]	5.33	4.39	3.89	5.06

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR + 300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

Large Cap Value Segment	Class A NEFSX

Harris Associates L.P.	Class C NECCX

All Cap Growth Segment	Class N NESNX

Loomis, Sayles & Company, L.P.	Class Y NESYX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

While the US economy suffered from volatility due to trade tensions with China, markets were up phased as the three major indexes hit new highs for the year. Although growth slowed in 2019 from 2.6 percent to an estimated 2.3%, the unemployment rate fell to 3.5 percent. That represents the lowest rate since December, 1969. Job creation weakened a bit from 2018, but remained steady at an average of 176,000 a month in 2019. Labor force participation is increasing, as workers who had previously been unemployed move back into the workforce. Wage gains slowed but were still healthy at an average of 2.9 percent on a year-over-year basis. For only the second time since records have been kept, women outnumbered men in the paid workforce, highlighting the evolving diversity of the American labor market. Not only have women been joining the workforce at a more rapid clip than men, but women also represent the majority in growth-oriented occupations such as healthcare and education.

Fears of a slowing economy led the US Federal Reserve Board (Fed) to cut benchmark federal funds rates three times during 2019 in an effort to protect the economy from downside risk. Following four rate hikes in 2018, the Fed lowered rates for the first time since 2008 in July of 2019. Fed leaders characterized the three rate cuts as an adjustment designed to sustain the nation’s longest running economic expansion rather than the beginning of a prolonged series of cuts. Minutes of the Fed’s October meeting revealed a consensus around pausing rate decreases. Officials believe that the economy is in solid shape and likely to continue on a path of moderate economic growth along with a strong job market and stable inflation.

The US economy continued to shine in contrast to the rest of the global economy, which was characterized by weak growth, rising trade barriers and economic uncertainty. The European Central Bank also cut interest rates to head off a recession in Europe. The British election results set the United Kingdom firmly on the path to a negotiated Brexit. China and the United States were working towards a resolution of their trade dispute as the year drew to an end. Several emerging market economies also cut rates in an effort to stimulate flagging growth.

Following a down year in 2018, major US market indexes rallied sharply in 2019. Buoyed by the Fed’s rate cuts, record low unemployment and fairly steady growth, the Dow,

5  |

S&P 500 and Nasdaq all experienced gains in excess of 20 percent. Heading into the beginning of 2019, many economists were fearful of escalating trade wars, a global economic slowdown and further Fed rate hikes. However, while trade issues did take center stage for much of the year, the impact was less severe than expected. Heading into 2020, trade tensions are easing, rates are expected to remain stable and economic growth is projected to continue at its moderate pace.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of Natixis U.S. Equity Opportunities Fund returned 31.36% at net asset value. The Fund slightly underperformed its primary benchmark, the S&P 500® Index, which returned 31.49%. The Fund also slightly underperformed its secondary benchmark, the Russell 1000® Index, which returned 31.43%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Although the Fund underperformed the benchmarks, both the Harris Associates L.P. Large Cap Value and Loomis, Sayles & Company, L.P. All Cap Growth segments posted strong absolute returns.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute return basis, shares in the consumer staples sector advanced the smallest amount, while holdings in the technology sector gained the most value.

Qurate Retail was the largest detractor to Fund performance in the calendar year. Qurate issued mixed results throughout 2019 with revenue that lagged market expectations in three reported quarters, while operating income exceeded forecasts in three reported quarters. Revenues in the company’s underlying businesses (QVC, Zulily and QxH) were also inconsistent over the past 12 months. Most recently, Qurate reported third quarter revenue of $3.09 billion, which undershot market projections of $3.12 billion. Concurrently, operating income reached $456 million and was better than the

|  6

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

$388.1 million the market had estimated. From our perspective, results were in line with recent trends in the business. Revenues from QxH (QVC/HSN in the US) declined 4% year-over-year, which is the third sequential quarter of contraction. QVC International revenue growth improved slightly (+3%) as demand in Japan shifted ahead owing to a pending consumption tax increase. Zulily is struggling, as revenue fell 17% from a year earlier, and management anticipates results in this business will likely worsen and cause a $1 billion impairment charge of intangible assets from the acquisition. While we were disappointed by Qurate Retail’s recent performance, we are hopeful that management’s objectives can lead to improved results going forward.

The largest contributor to Fund performance for the year was Citigroup. Citigroup’s results released over the course of the year showed the company achieved revenues of slightly more than $18 billion in all four reported quarters. In addition, earnings per share were better than market expectations consistently across reporting periods. From our standpoint, the company’s fundamental performance showed strengthening trends that we found notable. Most recently, Citigroup reported third quarter results in mid-October that we saw as solid. Constant currency revenue grew 3% from a year earlier and earnings per share rose nearly 20% to $2.07 (including a one-time tax benefit), which was about 6% better than market expectations. We were particularly pleased with performance in the global consumer bank segment that realized an increase in underlying pre-provision net revenue of 11%, driven by 4% revenue growth along with a 1% decline in operating expenses. Lastly, management returned more than $6 billion of capital to shareholders through buybacks and dividend payments in the third quarter and reduced the share count by over 250 million from the prior year. Even accounting for the share price increase in 2019, we continue to believe that Citigroup is undervalued relative to its normalized earnings power.

Loomis, Sayles and Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in the information technology, consumer discretionary, communication services, financials, health care, consumer staples, industrials, and energy sectors contributed positively to results.

Alcon, United Parcel Service (UPS), and Compass Minerals International were the three lowest contributors during the period, with only Alcon contributing negatively. In April 2019, Novartis completed a spinoff of its Alcon eye care division to shareholders. As a result of our ownership of Novartis, the segment received an approximately 16 basis point allocation in Alcon, Inc. The newly public company had modestly negatively returns for the period and was the only detractor from segment performance during the year. From time to time we receive shares of subsidiary businesses arising from our ownership of their parent companies. Given the fact that these businesses are part of the companies we own, we already have a good understanding of the company’s profit pools. In each instance we further assess whether or not the stand-alone entity meets our quality, growth, and valuation

7  |

criteria. Based on our analysis, Alcon is a high-quality business with secular growth drivers. The company is a global leader in ophthalmologic medical devices, focused on eye surgery equipment and related accessories used to perform cataract surgery, as well as a leading global producer of consumer ophthalmic products such as contact lenses and other ocular health products. With a greater than 70-year history in ophthalmology, Alcon carries with it a brand and legacy known for innovation in eye care. With more than $7 billion in revenue and a restructured business as its foundation, we believe Alcon will be able to grow on its own. Within Alcon’s core markets, the underlying structural growth dynamics remain intact, with a growing elderly population and improving health care in developing markets. We believe Alcon’s future growth will stem from an increased focus on the fundamental drivers of its business, its scale in efficient manufacturing and distribution to a leading global network of installed surgical equipment clients, as well as a reinvigorated focus on innovation and differentiation. While the company continues to meet our quality and growth criteria, we substantially trimmed our position in the period in favor of better reward-to-risk opportunities.

UPS is the world’s largest package delivery company and a leading global provider of specialized transportation and logistics services. We first purchased UPS in 2007 and built our position during a cyclical downturn, adding to the position in 2008, 2009, and 2010. Over our greater than 10-year holding period, the position was among the top twenty-five contributors to strategy performance. Typical of our gradual approach to building and exiting positions, we first began to exit the position in the first quarter of 2018. We sold our remaining stake of approximately 68 basis points in January 2019 because the company had approached our estimate of intrinsic value. Due to our short holding period in calendar year 2019, and the strategy’s substantial appreciation over the course of the year, UPS appears among the lowest contributors to strategy performance for the full year. We used the proceeds from selling UPS to initiate a new position in Nvidia Corporation, the world leader in visual computing that enables computers to produce and utilize highly realistic 3D graphic imagery and models. Nvidia returned 62% for the year and was a top ten contributor to segment performance.

Compass Minerals International is a leading producer of salt used primarily in highway de-icing, as well as a range of consumer and industrial applications. The company is also the largest producer in North America of organic-approved sulfate of potash (SOP) specialty fertilizer. A long-term segment holding, the position contributed positively in 2019 but was among the three lowest contributors for the period. When we initiated our position in Compass we believed the company’s strong and sustainable competitive advantages included its salt mining and SOP assets, which accounted for the majority of the company’s revenues and would be very difficult for a competitor to replicate. The company’s main salt mine was by far the largest and lowest cost producer in North America and possessed strategic access to deep-water ports for cost-advantaged transportation. The company’s solar evaporation method of SOP production was the lowest cost in North America and among only three such operations globally. We believed management understood the value of their two advantaged assets, and we agreed with steps they were taking to de-leverage the company. However, the company later took on further leverage to

|  8

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

diversify away from the salt business, where they had a clear competitive advantage, to buy a plant nutrition business in Brazil where they had little geographic or strategic overlap. Further, misexecution in the company’s salt business and another winter with lower than average demand led the company to operate under tighter financial conditions than we had anticipated. With consistent review of the fundamentals of the business and our investment thesis, it became clear that our original base case investment thesis was becoming a less likely outcome, and that the downside risk to our thesis and the company valuation was greater than anticipated. In January 2019 we sold our approximately 32 basis point position in Compass and used the proceeds to initiate a new position in Nvidia Corporation.

Alibaba Group, Facebook, and Visa were the largest contributors during the period. Demonstrating the power of its brands and network ecosystem, China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the period. Revenue growth in the mid- double digits was well above our estimates for China consumer spending, China online physical goods sales, and China IT spending, indicating the company continues to grow its leading market share. Operating margins declined year over year due to management’s significant ongoing reinvestment in the business. Areas of focus for strategic reinvestment include improving user experience, local services through recently acquired delivery company Ele.me, “new retail,” logistics, globalization, cloud services, digital media, and greater operating efficiency. We believe these investments are consistent with Alibaba’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising, and cloud computing, while expanding its addressable market both internationally and through its “new retail” initiative. Further, while many of these strategic initiatives are currently loss making, we believe they will become profitable over time and contribute to earnings and free cash flow growth. With GMV (gross merchandise volume) of $853 billion and 654 million active annual consumers on its China commerce retail sites in its latest fiscal year, Alibaba is the world’s largest retail platform. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where because of a lack of traditional retail infrastructure, e-commerce is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

A strategy holding since its IPO in 2012, social media company Facebook reported strong and above-expectations growth in revenue during the period that was approximately two times our estimate for the rate of growth in online advertising, indicating the company grew its market share. Despite reporting in July that it had reached a $5 billion settlement with the US Federal Trade Commission (FTC) regarding its privacy practices and that the FTC has also opened an antitrust investigation, Facebook continues to grow its global user base, and user engagement as measured by daily and monthly active users has remained solid. In addition, demand from advertisers remains robust, and the company grew its average revenue per user throughout the year. We believe Facebook is a high quality company, benefiting from the secular shift from traditional advertising to online advertising

9  |

and positioned for strong and sustainable growth over our investment horizon. We will continue to monitor ongoing regulatory actions, but we believe management’s decisions and actions illustrate their commitment to preserve platform integrity and to sustain the company’s leadership. With 2.8 billion people worldwide using its apps and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate an increasing proportion of their advertising spending online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards — which Visa invented — and transaction security services known as tokenization. Visa has one of the world’s most recognized brands, which took decades and significant investment to build. Through its open loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants and cardholders in more than 200 countries. A growing global network with over 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the year, Visa reported healthy revenue and earnings growth that was above market expectations. Payment volume growth of almost 10% in constant currency was well above the rate of growth in the approximately $47 trillion of global personal consumer expenditures, reflecting the ongoing, long-term secular shift from cash to electronic payments. Other areas of growth for Visa include expansion of its network capabilities into new segments such as person-to-person payments, business-to-business payments, and government and corporate disbursements to consumers. In aggregate, these new segments represent an estimated $30 trillion of addressable spending. We estimate Visa can generate double-digit revenue growth over our forecast period. As the company continues to scale its businesses in regions around the world, we expect it will be able to expand operating margins, improve its return on invested capital, and grow free cash flow faster than revenues. We believe the assumptions embedded in Visa’s share price underestimate the company’s significant long-term growth opportunities and the sustainability of its business model. We believe the shares of Alibaba, Facebook and Visa are selling at significant discounts to our estimates of their intrinsic values and offer compelling reward-to-risk opportunities.

|  10

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2009 through December 31, 2019

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	Facebook, Inc., Class A	4.59%
2	Alphabet, Inc., Class A	3.76
3	Regeneron Pharmaceuticals, Inc.	3.58
4	Visa, Inc., Class A	3.55
5	Amazon.com, Inc.	3.43
6	Alibaba Group Holding Ltd., Sponsored ADR	3.34
7	Monster Beverage Corp.	2.54
8	Autodesk, Inc.	2.52
9	Oracle Corp.	2.44
10	Citigroup, Inc.	2.33

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

11  |

Average Annual Total Returns — December 31, 20194

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/15/94)
NAV	31.36%	13.16%	14.93%	—%	0.91%	0.91%

Class A (Inception 7/7/94)
NAV	31.03	12.88	14.64	—	1.16	1.16
With 5.75% Maximum Sales Charge	23.50	11.55	13.97	—

Class C (Inception 7/7/94)
NAV	30.06	12.03	13.79	—	1.91	1.91
With CDSC[1]	29.06	12.03	13.79	—

Class N (Inception 5/1/17)
NAV	31.44	—	—	14.68	13.35	0.76

Comparative Performance
S&P 500® Index[2]	31.49	11.70	13.56	14.20
Russell 1000® Index[3]	31.43	11.48	13.54	13.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  12

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  14

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,005.20	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.22	$5.04
Class C
Actual	$1,000.00	$1,001.20	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84
Class N
Actual	$1,000.00	$1,005.90	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47
Class Y
Actual	$1,000.00	$1,006.60	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.99%, 1.74%, 0.68% and 0.74% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,089.00	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90
Class C
Actual	$1,000.00	$1,085.10	$10.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70
Class N
Actual	$1,000.00	$1,090.50	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23
Class Y
Actual	$1,000.00	$1,090.40	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.16%, 1.91%, 0.83% and 0.91% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

15  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 83.9% of Net Assets
Non-Convertible Bonds — 82.8%
	ABS Car Loan — 12.1%
$26,361	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$26,379
7,250,000	Ally Auto Receivables Trust, Series 2019-1, Class A3, 2.910%, 9/15/2023(a)	7,339,535
2,805,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,921,121
1,623,015	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.250%, 1.995%, 1/18/2022(a)(b)	1,622,808
3,845,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	4,015,688
2,500,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	2,501,701
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A	1,205,710
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,031,363
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025	1,846,912
25,338	CarMax Auto Owner Trust, Series 2018-1, Class A2B, 1-month LIBOR + 0.150%, 1.890%, 5/17/2021(a)(b)	25,338
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	137,178
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,477,474
2,227,339	CarMax Auto Owner Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.200%, 1.940%, 10/15/2021(a)(b)	2,227,727
2,735,305	CarMax Auto Owner Trust, Series 2018-4, Class A2B, 1-month LIBOR + 0.200%, 1.940%, 2/15/2022(a)(b)	2,736,069
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025	1,166,362
7,285,000	CarMax Auto Owner Trust, Series 2019-1, Class A3, 3.050%, 3/15/2024(a)	7,405,651
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	2,442,062
89,068	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A(a)	89,166
760,000	CPS Auto Receivables Trust , Series 2019-D, Class D, 2.720%, 9/15/2025, 144A	756,870
815,000	CPS Auto Receivables Trust, Series 2017-D, Class D, 3.730%, 9/15/2023, 144A(a)	826,359
230,000	CPS Auto Receivables Trust, Series 2018-A, Class C, 3.050%, 12/15/2023, 144A(a)	230,993
1,795,000	CPS Auto Receivables Trust, Series 2018-D, Class C, 3.830%, 9/15/2023, 144A	1,827,784
830,000	CPS Auto Receivables Trust, Series 2019-A, Class D, 4.350%, 12/16/2024, 144A	857,330
525,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A	532,491
1,205,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.160%, 9/15/2027, 144A(a)	1,244,355

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A	$4,902,005
2,955,000	Drive Auto Receivables Trust, Series 2018-1, Class D, 3.810%, 5/15/2024(a)	3,003,661
195,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.300%, 9/16/2024	199,827
2,395,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	2,473,301
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	1,369,400
2,365,000	Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.490%, 6/15/2023(a)	2,375,972
2,155,000	DT Auto Owner Trust, Series 2018-3A, Class C, 3.790%, 7/15/2024, 144A	2,189,496
1,825,471	DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022, 144A(a)	1,827,596
1,390,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.150%, 3/15/2024, 144A	1,425,123
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	1,678,178
635,000	First Investors Auto Owner Trust , Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	634,114
1,475,000	First Investors Auto Owner Trust , Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,469,413
220,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.350%, 11/15/2022, 144A(a)	221,836
650,000	Flagship Credit Auto Trust, Series 2016-3, Class D, 3.890%, 11/15/2022, 144A(a)	661,671
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A	3,366,716
1,632,335	Ford Credit Auto Lease Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.160%, 1.900%, 4/15/2021(a)(b)	1,632,206
1,260,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A(a)	1,277,546
5,030,000	GLS Auto Receivables Trust, Series 2019-A, Class C, 3.540%, 2/18/2025, 144A	5,113,848
379,142	GM Financial Automobile Leasing Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.170%, 1.935%, 9/21/2020(a)(b)	379,156
1,288,847	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.110%, 1.850%, 7/16/2021(a)(b)	1,288,595
1,362,000	Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A(a)	1,392,241
3,135,000	Honda Auto Receivables Owner Trust, Series 2019-1, Class A3, 2.830%, 3/20/2023(a)	3,183,069
3,045,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A1, 1-month LIBOR + 0.850%, 2.590%, 4/18/2022, 144A(a)(b)	3,049,095
4,355,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, 1-month LIBOR + 0.680%, 2.420%, 10/17/2022, 144A(a)(b)	4,364,727
2,590,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 2.380%, 2/15/2023, 144A(a)(b)	2,596,368
2,820,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A1, 1-month LIBOR + 0.600%, 2.340%, 10/15/2023, 144A(a)(b)	2,827,000

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$8,095,000	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.900%, 10/16/2023(a)	$8,221,376
559,043	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740%, 8/16/2021(a)	558,685
3,162,965	Nissan Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.650%, 5/16/2022(a)	3,176,539
1,195,465	Nissan Auto Receivables Owner Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.100%, 1.840%, 7/15/2021(a)(b)	1,195,367
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(a)	3,091,842
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	916,479
3,585,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.880%, 2/15/2024	3,671,286
2,720,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	2,760,600
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	4,220,169
353,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class D, 4.300%, 11/15/2024, 144A	359,526
2,188,867	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2B, 1-month LIBOR + 0.120%, 1.860%, 8/16/2021(a)(b)	2,188,338
9,550,000	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.910%, 7/17/2023(a)	9,691,425
3,025,000	United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.160%, 8/12/2024, 144A	3,047,642
1,110,242	Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A2B, 1-month LIBOR + 0.180%, 1.945%, 7/20/2021(a)(b)	1,110,268
4,605,000	Volvo Financial Equipment Master Owner Trust, Series 2018-A, Class A, 1-month LIBOR + 0.520%, 2.260%, 7/17/2023, 144A(a)(b)	4,621,123
740,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class D, 3.410%, 5/15/2023, 144A(a)	748,421
2,167,748	Westlake Automobile Receivables Trust, Series 2018-3A, Class A2B, 1-month LIBOR + 0.350%, 2.090%, 1/18/2022, 144A(a)(b)	2,168,027
1,140,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.000%, 10/16/2023, 144A	1,166,041
2,405,838	World Omni Automobile Lease Securitization Trust, Series 18-B, Class A2B, 1-month LIBOR + 0.180%, 1.920%, 6/15/2021(a)(b)	2,405,313

		156,715,053

	ABS Credit Card — 3.8%
3,790,000	American Express Credit Account Master Trust, Series 2018-8, Class A, 3.180%, 4/15/2024(a)	3,874,844
2,385,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024(a)	2,436,808
4,385,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022(a)	4,385,438

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$5,875,000	Bank of America Credit Card Trust, Series 2018-A1, Class A1, 2.700%, 7/17/2023(a)	$5,932,887
2,585,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023(a)	2,585,312
3,440,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/2024(a)	3,509,752
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A4, 1.840%, 4/15/2022(a)	3,499,192
6,880,000	Discover Card Execution Note Trust, Series 2018-A5, Class A5, 3.320%, 3/15/2024(a)	7,049,015
5,425,000	Discover Card Execution Note Trust, Series 2018-A3, Class A3, 1-month LIBOR + 0.230%, 1.970%, 12/15/2023(a)(b)	5,429,814
3,190,000	Discover Card Execution Note Trust, Series 2019-A1, Class A1, 3.040%, 7/15/2024(a)	3,266,174
640,000	Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023, 144A	651,479
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026	6,986,185

		49,606,900

	ABS Home Equity — 9.2%
1,179,740	Ajax Mortgage Loan Trust, Series 2017-B, Class A, 3.163%, 9/25/2056, 144A(a)(c)	1,180,234
319,536	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	327,396
355,344	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	364,065
568,882	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	582,106
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	324,098
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,413,057
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,347,975
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	3,378,299
1,281,000	AMSR Trust, Series 2019-SFR1, Class B, 3.023%, 1/19/2039, 144A	1,280,388
514,571	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	539,757
580,493	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	626,620
409,906	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	409,747
833,231	Bayview Opportunity Master Fund Trust, Series 2019-RN1, Class A1, 4.090%, 2/28/2034, 144A(c)	831,994
826,539	Bayview Opportunity Master Fund Trust, Series 2019-RN2, Class A1, 3.967%, 3/28/2034, 144A(c)	827,388
4,089,404	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(c)	4,087,129
1,175,958	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(c)	1,179,600

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,822,778	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(c)	$2,851,290
2,201,126	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(c)	2,203,710
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A	2,205,533
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(c)	1,075,318
1,830,000	Colony American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A	1,863,466
489,104	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	502,577
918,792	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	946,243
63,774	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 4.223%, 9/20/2034(a)(c)(d)(e)	62,483
2,555,286	Credit Suisse Mortgage Trust, Series 2018-RPL2, Class A1, 4.030%, 8/25/2062, 144A(c)	2,554,734
1,109,718	Credit Suisse Mortgage Trust, Series 2018-RPL7, Class A1, 4.000%, 8/26/2058, 144A	1,118,831
2,600,000	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.318%, 12/25/2059, 144A(c)	2,600,582
186,349	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	191,486
516,567	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.094%, 9/19/2045(b)	421,965
1,395,691	Dukinfield II PLC, Series 2, Class A, GBP 3-month LIBOR + 1.250%, 2.048%, 12/20/2052, (GBP)(a)(b)	1,863,215
465,938	Eurosail PLC, Series 2007-2X, Class A3C, GBP 3-month LIBOR + 0.150%, 0.950%, 3/13/2045, (GBP)(a)(b)	603,784
1,505,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 3.992%, 1/25/2030(b)	1,530,914
320,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C07, Class 1M2, 1-month LIBOR + 2.400%, 4.192%, 5/25/2030(b)	325,915
812,001	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 1-month LIBOR + 2.200%, 3.992%, 2/25/2024(a)(b)	820,753
282,980	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1-month LIBOR + 1.650%, 3.442%, 4/25/2024(a)(b)	283,787
1,181,911	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.642%, 10/25/2027(a)(b)	1,189,384
130,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 3.592%, 7/25/2030(b)	130,257
3,084,862	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(c)	3,081,125
1,325,610	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.360%, 8/25/2060, 144A(a)(b)	1,323,453

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$720,976	Grand Avenue Mortgage Loan Trust, Series 2017-RPL1, Class A1, 3.250%, 8/25/2064, 144A	$711,743
611,877	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 3.012%, 9/25/2034(b)	575,112
2,666,308	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.210%, 2.002%, 2/25/2046(b)	2,258,956
2,614,643	Invitation Homes Trust, Series 2018-SFR1, Class E, 1-month LIBOR + 2.000%, 3.737%, 3/17/2037, 144A(b)	2,617,144
4,475,000	Invitation Homes Trust, Series 2018-SFR2, Class E, 1-month LIBOR + 2.000%, 3.740%, 6/17/2037, 144A(b)	4,486,131
1,246,881	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	1,284,142
1,499,333	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 2.669%, 12/22/2069, 144A(a)(b)	1,503,401
2,370,186	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(c)	2,389,462
479,134	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.260%, 2.052%, 2/25/2046(b)	442,464
439,359	Ludgate Funding PLC, Series 2007-1, Class A2B, 3-month EURIBOR + 0.160%, Zero Coupon, 1/01/2061, (EUR)(a)(b)	467,497
1,615,528	Ludgate Funding PLC, Series 2008-W1X, Class A1, GBP 3-month LIBOR + 0.600%, 1.360%, 1/01/2061, (GBP)(a)(b)	2,075,105
262,742	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 4.764%, 5/25/2034(a)(c)(d)(e)	262,535
311,385	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	317,942
302,992	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	310,579
355,949	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	366,799
1,066,942	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	1,115,215
77,649	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 3.925%, 5/25/2036(a)(c)(d)(e)	78,446
439,751	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)(e)	398,058
888,573	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	922,633
631,899	Newgate Funding PLC, Series 2007-3X, Class A2B, 3-month EURIBOR + 0.600%, 0.204%, 12/15/2050, (EUR)(a)(b)	687,848
2,315,876	Onslow Bay Financial LLC , Series 2019-EXP3, Class 1A8, 3.500%, 10/25/2059, 144A(c)	2,332,188
768,688	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A1, 3.470%, 11/25/2022, 144A(a)(c)	769,188
405,000	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A2, 5.000%, 11/25/2022, 144A(c)	403,014
895,000	Preston Ridge Partners Mortgage LLC, Series 2018-1A, Class A2, 5.000%, 4/25/2023, 144A(c)	896,395

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	$991,319
681,000	Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/2034, 144A	684,833
564,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	576,404
2,398,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	2,444,341
1,853,781	PRPM LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(c)	1,853,760
3,386,711	RCO V Mortgage LLC, Series 2019-1, Class A1, 3.721%, 5/24/2024, 144A(c)	3,390,302
1,213,784	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,095,388
378	Residential Funding Mortgage Securities, Series 2006-SA2, Class 3A1, 5.298%, 8/25/2036(c)	364
357,962	RMAC Securities No. 1 PLC, Series 2006-NS1X, Class A2C, 3-month EURIBOR + 0.150%, Zero Coupon, 6/12/2044, (EUR)(a)(b)	385,505
271,825	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, GBP 3-month LIBOR + 0.150%, 0.929%, 6/12/2044, (GBP)(a)(b)	339,618
1,059,410	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(c)	1,075,822
4,103,402	Sequoia Mortgage Trust, Series 2019-CH1, Class A1, 4.500%, 3/25/2049, 144A(c)	4,175,664
2,984,474	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 2.102%, 7/25/2035(b)	2,353,952
1,685,651	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)(c)	1,681,277
1,083,202	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, 10/25/2057, 144A(c)	1,089,750
1,660,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.750%, 3/17/2038, 144A	1,663,142
2,189,582	Vericrest Opportunity Loan Trust, Series 2019-NPL3, Class A1, 3.967%, 3/25/2049, 144A(c)	2,200,819
4,941,119	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(c)	4,938,927
7,056,761	VOLT LXXII LLC, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048, 144A(c)	7,049,650
3,039,576	VOLT LXXV LLC, Series 2019-NPL1, Class A1A, 4.336%, 1/25/2049, 144A(c)	3,057,694
1,679,689	VOLT LXXXIII LLC, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(c)	1,678,861

		119,850,047

	ABS Other — 5.6%
799,792	Accelerated Assets LLC, Series 18-1, Class B, 4.510%, 12/02/2033, 144A	818,935
2,399,698	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(a)(c)	2,396,183
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	353,109

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$1,013,958	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(c)	$1,034,910
1,361,484	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682%, 12/16/2041, 144A(a)(c)	1,413,185
1,204,598	Castlelake Aircraft Securitization Trust, Series 18-1, Class B, 5.300%, 6/15/2043, 144A	1,225,725
250,000	CCG Receivables Trust, Series 2018-1, Class C, 3.420%, 6/16/2025, 144A(a)	252,940
580,000	Chesapeake Funding II LLC, Series 2017-2A, Class D, 3.710%, 5/15/2029, 144A	587,575
775,000	Chesapeake Funding II LLC, Series 2017-4A, Class D, 3.260%, 11/15/2029, 144A	779,213
790,000	Chesapeake Funding II LLC, Series 2018-1A, Class C, 3.570%, 4/15/2030, 144A	805,056
2,125,000	Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.920%, 4/15/2030, 144A	2,158,020
384,385	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	393,658
1,549,541	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	1,584,266
2,201,141	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A	2,199,586
3,100,000	Fairstone Financial Issuance Trust I, Series 2019-1A, Class A, 3.948%, 3/21/2033, 144A, (CAD)(a)	2,398,331
2,136,024	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)(f)(g)	1,779,094
942,002	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)(f)(g)	558,136
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)(g)(h)	—
873,084	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(g)(i)	862,539
4,573,285	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	4,694,985
2,245,584	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	2,282,215
1,364,367	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	1,388,792
1,778,472	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,823,885
960,723	Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029, 144A	967,694
2,639,383	Marlette Funding Trust, Series 2019-3A, Class A, 2.690%, 9/17/2029, 144A(a)	2,646,419
681,923	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	689,274
1,100,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 2.422%, 9/25/2023, 144A(a)(b)	1,101,817
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,134,198

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A(a)	$3,153,792
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	3,343,629
810,000	Oxford Finance Funding Trust, Series 2019-1A, Class A2, 4.459%, 2/15/2027, 144A	821,985
3,980,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.430%, 11/22/2027, 144A	3,973,154
4,245,947	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	4,249,245
3,718,000	SCF Equipment Trust LLC, Series 2018-1A, Class C, 4.210%, 4/20/2027, 144A(a)	3,732,703
580,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	591,116
1,410,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	1,418,502
1,690,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A	1,721,468
1,010,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	1,043,607
1,072,419	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A(a)	1,110,439
1,453,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(a)	1,450,846
4,531,459	Verizon Owner Trust, Series 2017-3A, Class A1B, 1-month LIBOR + 0.270%, 2.035%, 4/20/2022, 144A(a)(b)	4,533,429
1,061,934	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A(a)	1,093,602

		72,567,257

	ABS Student Loan — 1.3%
2,932,307	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033(a)	2,963,184
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A	3,316,438
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A	1,053,458
590,990	Navient Student Loan Trust, Series 18-4A, Class A1, 1-month LIBOR + 0.250%, 2.042%, 6/27/2067, 144A(a)(b)	589,677
695,000	Navient Student Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A	680,281
828,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 5.040%, 6/15/2032(a)(b)	826,874
2,307,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 5.040%, 3/15/2033(a)(b)	2,302,711
250,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.590%, 3/15/2033(b)	249,856
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	812,288
1,198,190	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 2.490%, 10/15/2035, 144A(a)(b)	1,193,685

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Student Loan — continued
$190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	$196,687
482,429	SMB Private Education Loan Trust, Series 2018-C, Class A1, 1-month LIBOR + 0.300%, 2.040%, 9/15/2025, 144A(a)(b)	482,203
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	524,606
278,580	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1-month LIBOR + 1.200%, 2.992%, 3/25/2033, 144A(a)(b)	278,927
904,216	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	916,908

		16,387,783

	ABS Whole Business — 2.6%
4,283,574	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	4,444,798
3,427,125	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A(a)	3,516,037
497,500	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	515,425
2,850,820	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,952,993
212,313	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048, 144A	218,346
1,487,350	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	1,542,025
2,168,613	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	2,250,017
2,987,188	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	3,036,835
2,430,000	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,422,494
2,588,250	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,709,934
5,544,000	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318%, 11/25/2048, 144A	5,672,510
3,376,100	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	3,433,089
731,325	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	752,160
893,250	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	919,458

		34,386,121

	Aerospace & Defense — 1.7%
7,380,000	Boeing Co.(The), 2.700%, 5/01/2022	7,495,777
3,425,000	General Dynamics Corp., 3-month LIBOR + 0.380%, 2.281%, 5/11/2021(a)(b)	3,435,093
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,798,676
8,700,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	8,695,998

		22,425,544

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — 0.8%
$3,726,196	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	$3,730,819
6,950,000	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	6,983,847

		10,714,666

	Automotive — 4.3%
2,645,000	American Honda Finance Corp., 1.950%, 5/20/2022	2,654,597
5,985,000	BMW U.S. Capital LLC, 3-month LIBOR + 0.410%, 2.411%, 4/12/2021, 144A(a)(b)	5,994,615
3,135,000	Daimler Finance North America LLC, 3.100%, 5/04/2020, 144A	3,145,323
4,780,000	Daimler Finance North America LLC, 3.400%, 2/22/2022, 144A	4,897,800
3,585,000	General Motors Financial Co., Inc., 3-month LIBOR + 0.850%, 2.862%, 4/09/2021(b)	3,592,048
7,750,000	Hyundai Capital America, 3.950%, 2/01/2022, 144A	7,969,537
6,865,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A	7,008,095
7,925,000	Toyota Industries Corp., 3.110%, 3/12/2022, 144A(a)	8,070,544
12,395,000	Toyota Motor Credit Corp., MTN, 3-month LIBOR + 0.280%, 2.281%, 4/13/2021(a)(b)	12,415,253

		55,747,812

	Banking — 6.3%
4,910,000	American Express Co., 3-month LIBOR + 0.600%, 2.491%, 11/05/2021(b)	4,931,281
3,375,000	American Express Co., 3.000%, 2/22/2021	3,415,413
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 41.563%, 11/07/2022, 144A, (ARS)(b)	530,913
14,994,930	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 2.500%, 59.958%, 1/12/2020, 144A, (ARS)(b)(g)(i)	178,366
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	137,517
46,000,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.500%, 52.771%, 8/09/2020, 144A, (ARS)(b)	588,321
5,245,000	Citibank NA, (fixed rate to 2/19/2021, variable rate thereafter), 3.165%, 2/19/2022	5,311,447
4,885,000	Citigroup, Inc., 2.350%, 8/02/2021	4,915,148
7,975,000	Citizens Bank NA, 3.250%, 2/14/2022(a)	8,172,822
1,430,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	1,447,299
6,860,000	HSBC Holdings PLC, 3-month LIBOR + 0.650%, 2.537%, 9/11/2021(a)(b)	6,875,021
2,550,000	JPMorgan Chase & Co., 3-month LIBOR + 0.680%, 2.587%, 6/01/2021(a)(b)	2,554,870
3,960,000	JPMorgan Chase Bank NA, (fixed rate to 4/26/2020, variable rate thereafter), 3.086%, 4/26/2021(a)	3,973,596
6,720,000	Mitsubishi UFJ Financial Group, Inc., 3-month LIBOR + 0.650%, 2.586%, 7/26/2021(a)(b)	6,749,448
8,035,000	PNC Bank NA, 3-month LIBOR + 0.350%, 2.237%, 3/12/2021(b)	8,038,375
5,370,000	PNC Bank NA, 3-month LIBOR + 0.430%, 2.315%, 12/09/2022(b)	5,375,612
3,460,000	Standard Chartered PLC, 3-month LIBOR + 1.150%, 3.116%, 1/20/2023, 144A(b)	3,482,455

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$3,460,000	Standard Chartered PLC, (fixed rate to 1/20/2022, variable rate thereafter), 4.247%, 1/20/2023, 144A	$3,583,730
8,070,000	Sumitomo Mitsui Financial Group, Inc., 2.846%, 1/11/2022(a)	8,196,113
3,510,000	Wells Fargo Bank NA, 3.625%, 10/22/2021(a)	3,612,516

		82,070,263

	Brokerage — 0.2%
3,140,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	3,211,977

	Cable Satellite — 0.1%
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,781,390

	Chemicals — 0.3%
3,770,000	Methanex Corp., 5.250%, 12/15/2029	3,895,818

	Construction Machinery — 1.5%
3,050,000	Caterpillar Financial Services Corp., GMTN, 3-month LIBOR + 0.290%, 2.190%, 9/04/2020(a)(b)	3,053,254
2,400,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	2,453,248
6,350,000	John Deere Capital Corp., MTN, 3-month LIBOR + 0.240%, 2.127%, 3/12/2021(a)(b)	6,353,957
6,875,000	John Deere Capital Corp., MTN, 3.125%, 9/10/2021(a)	7,033,520

		18,893,979

	Consumer Cyclical Services — 0.5%
4,295,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	4,406,412
1,915,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,996,388

		6,402,800

	Consumer Products — 1.1%
6,740,000	Hasbro, Inc., 3.900%, 11/19/2029	6,788,888
7,040,000	Unilever Capital Corp., 3.000%, 3/07/2022(a)	7,207,693

		13,996,581

	Diversified Manufacturing — 0.6%
7,945,000	3M Co., MTN, 2.750%, 3/01/2022(a)	8,089,089

	Electric — 1.6%
2,855,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(a)	3,351,056
8,230,000	Florida Power & Light Co., 3-month LIBOR + 0.400%, 2.308%, 5/06/2022(b)	8,230,248
9,600,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	9,539,207

		21,120,511

	Finance Companies — 0.8%
6,000,000	Aircastle Ltd., 4.250%, 6/15/2026	6,349,745
3,535,000	USSA Capital Corp., MTN, 2.625%, 6/01/2021, 144A(a)	3,574,291

		9,924,036

	Financial Other — 0.5%
6,550,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406%, 2/28/2022, 144A	6,685,716
370,000	Yanlord Land (HK) Co. Ltd., 5.875%, 1/23/2022	373,506

		7,059,222

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — 1.7%
$4,415,000	BRF S.A., 4.875%, 1/24/2030, 144A	$4,553,013
3,065,000	Campbell Soup Co., 3-month LIBOR + 0.500%, 2.394%, 3/16/2020(a)(b)	3,065,911
3,925,000	General Mills, Inc., 3.200%, 4/16/2021	3,995,860
2,870,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	3,082,667
6,390,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	6,920,434

		21,617,885

	Gaming — 0.3%
3,825,000	Boyd Gaming Corp., 4.750%, 12/01/2027, 144A	3,973,219

	Government Owned – No Guarantee — 2.0%
4,120,000	Export-Import Bank of Korea, 3-month LIBOR + 0.525%, 2.472%, 6/25/2022(a)(b)	4,130,774
18,670,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)(a)	5,988,879
4,935,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	5,566,680
950,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	1,152,350
6,730,000	Sinopec Group Overseas Development Ltd., 2.500%, 11/12/2024, 144A	6,752,007
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,575,300
1,930,000	YPF S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 63.354%, 7/07/2020, 144A(b)	408,909

		25,574,899

	Health Insurance — 0.8%
6,900,000	Cigna Corp., Series WI, 3-month LIBOR + 0.650%, 2.550%, 9/17/2021(a)(b)	6,900,386
3,125,000	Humana, Inc., 2.500%, 12/15/2020	3,138,218

		10,038,604

	Healthcare — 0.5%
6,065,000	CVS Health Corp., 3-month LIBOR + 0.720%, 2.605%, 3/09/2021(a)(b)	6,102,189

	Home Construction — 0.4%
370,000	CIFI Holdings Group Co. Ltd., 5.500%, 1/23/2022	372,407
1,565,000	Greenland Global Investment Ltd., 5.875%, 7/03/2024	1,514,857
1,675,000	Kaisa Group Holding Ltd., 11.950%, 10/22/2022, 144A	1,746,355
740,000	Shimao Property Holdings Ltd., 4.750%, 7/03/2022	754,764
1,330,000	Sunac China Holdings Ltd., 7.250%, 6/14/2022	1,364,856

		5,753,239

	Independent Energy — 0.9%
872,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(d)(e)(f)(g)(j)	523,200
864,577	Bellatrix Exploration Ltd., 12.500%, (9.500% PIK, 3.000% Cash), 12/15/2023(d)(e)(f)(g)(j)(k)	—
4,155,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	2,705,154
5,895,000	California Resources Corp., 8.000%, 12/15/2022, 144A(g)(i)	2,635,478
2,075,000	Gulfport Energy Corp., 6.000%, 10/15/2024	1,473,250
3,080,000	Gulfport Energy Corp., 6.375%, 5/15/2025	1,955,800
3,465,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	1,732,500

		11,025,382

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Industrial Other — 0.1%
$740,000	CFLD Cayman Investment Ltd., 6.500%, 12/21/2020	$739,075

	Life Insurance — 2.2%
4,545,000	AEGON Funding Co. LLC, 5.750%, 12/15/2020	4,705,710
2,770,000	AIA Group Ltd., 3-month LIBOR + 0.520%, 2.428%, 9/20/2021, 144A(b)	2,770,055
7,735,000	Jackson National Life Global Funding, 3.300%, 2/01/2022, 144A(a)	7,954,076
2,420,000	MassMutual Global Funding II, 2.500%, 4/13/2022, 144A(a)	2,454,101
4,270,000	Metropolitan Life Global Funding I, 3.375%, 1/11/2022, 144A	4,390,147
6,780,000	New York Life Global Funding, 3-month LIBOR + 0.320%, 2.228%, 8/06/2021, 144A(a)(b)	6,798,009

		29,072,098

	Local Authorities — 0.2%
2,280,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	946,200
216,360,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 44.548%, 5/31/2022, (ARS)(b)	1,649,844
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 53.110%, 4/12/2025, 144A, (ARS)(b)	490,248

		3,086,292

	Lodging — 0.4%
5,145,000	Marriott International, Inc., 3-month LIBOR + 0.650%, 2.535%, 3/08/2021(b)	5,163,960

	Media Entertainment — 0.8%
1,405,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,479,465
4,710,000	Fox Corp., 3.666%, 1/25/2022, 144A	4,864,135
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,900,750
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,093,812

		10,338,162

	Metals & Mining — 1.0%
1,215,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	1,230,188
1,460,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,492,850
3,665,000	Minera Mexico S.A. de CV, 4.500%, 1/26/2050, 144A	3,724,006
6,730,000	POSCO, 2.375%, 11/12/2022, 144A	6,724,549

		13,171,593

	Midstream — 0.9%
5,460,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029, 144A	5,575,844
4,960,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	5,078,561
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027	996,516

		11,650,921

	Non-Agency Commercial Mortgage-Backed Securities — 3.8%
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.089%, 4/15/2044, 144A(a)(c)	4,719,085
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.537%, 12/10/2044(c)	145,372

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$790,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 5.340%, 1/15/2034, 144A(b)	$793,944
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	5,340,948
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(c)	760,837
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.702%, 11/10/2046, 144A(a)(c)	2,605,860
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(c)	2,774,570
2,170,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.390%, 8/10/2044, 144A(c)	2,159,262
1,825,662	Hospitality Mortagage Trust, Series 2019-HIT, Class C, 1-month LIBOR + 1.600%, 3.340%, 11/15/2036, 144A(b)	1,822,208
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.488%, 6/15/2044, 144A(a)(c)	1,582,084
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.488%, 6/15/2044, 144A(c)	2,444,992
4,628,092	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 8.666%, 8/15/2024, 144A(b)	4,674,699
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 4.490%, 11/15/2027, 144A(b)	1,049,153
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 5.240%, 11/15/2027, 144A(b)(g)(i)	3,606,116
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 6.140%, 11/15/2027, 144A(b)(d)(e)(g)	2,770,066
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.890%, 5/10/2063, 144A(c)(g)(i)	1,144,131
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.139%, 9/15/2031, 144A(c)	4,788,255
2,987,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.652%, 2/15/2044, 144A(a)(c)	3,041,364
1,809,189	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.683%, 3/15/2044, 144A(c)	1,382,718
605,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.813%, 6/15/2045(c)	617,669
950,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.813%, 6/15/2045, 144A(c)	814,773

		49,038,106

	Pharmaceuticals — 2.6%
4,020,000	Bristol-Myers Squibb Co., 2.250%, 8/15/2021, 144A	4,045,366
8,040,000	Bristol-Myers Squibb Co., 2.600%, 5/16/2022, 144A	8,173,941
4,010,000	Bristol-Myers Squibb Co., 2.875%, 8/15/2020, 144A	4,032,857
6,860,000	Pfizer, Inc., 3.000%, 9/15/2021(a)	7,005,385
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, 144A, (EUR)	1,972,685
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	7,225,200

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — continued
$1,860,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025, 144A	$1,910,592

		34,366,026

	Property & Casualty Insurance — 0.9%
6,000,000	Berkshire Hathaway Finance Corp., 3-month LIBOR + 0.320%, 2.330%, 1/10/2020(a)(b)	6,000,805
5,520,000	Marsh & McLennan Cos., Inc., 3.500%, 12/29/2020	5,601,045

		11,601,850

	Railroads — 0.4%
4,675,000	Union Pacific Corp., 2.950%, 3/01/2022	4,777,488

	Real Estate Operations/Development — 0.1%
1,365,000	Easy Tactic Ltd., 8.125%, 2/27/2023	1,398,956
370,000	Logan Property Holdings Co. Ltd., 5.250%, 2/23/2023	369,523

		1,768,479

	Restaurants — 0.4%
5,000,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	5,012,500

	Retailers — 1.0%
5,955,000	Home Depot, Inc. (The), 3-month LIBOR + 0.310%, 2.217%, 3/01/2022(b)	5,968,323
6,635,000	Walmart, Inc., 3-month LIBOR + 0.230%, 2.158%, 6/23/2021(a)(b)	6,646,346

		12,614,669

	Sovereigns — 0.0%
29,460,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 54.606%, 6/21/2020, (ARS)(b)	257,616

	Technology — 2.4%
2,515,000	Alliance Data Systems Corp., 4.750%, 12/15/2024, 144A	2,508,712
6,045,000	Apple, Inc., 3-month LIBOR + 0.070%, 1.971%, 5/11/2020(a)(b)	6,047,502
12,555,000	Broadcom, Inc., 4.750%, 4/15/2029, 144A(a)	13,728,679
4,075,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	3,830,500
230,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	230,260
3,250,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	3,286,917
1,325,000	MSCI, Inc., 4.000%, 11/15/2029, 144A	1,343,219

		30,975,789

	Transportation Services — 1.0%
5,050,000	FedEx Corp., 3.400%, 1/14/2022	5,187,141
1,645,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,703,298
5,805,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.650%, 7/29/2021, 144A	5,939,025

		12,829,464

	Treasuries — 1.6%
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)(a)	21,409,864

	Wireless — 0.6%
1,740,000	Bharti Airtel Ltd., 4.375%, 6/10/2025	1,772,031
1,985,000	IHS Netherlands Holdco BV, 7.125%, 3/18/2025, 144A	2,072,499

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — continued
$3,170,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	$3,297,371
1,130,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	1,184,816

		8,326,717

	Wirelines — 0.9%
4,070,000	AT&T, Inc., 3.000%, 2/15/2022	4,151,603
1,200,000	AT&T, Inc., 3.000%, 6/30/2022	1,225,859
1,245,000	AT&T, Inc., 3.200%, 3/01/2022	1,274,562
4,670,000	AT&T, Inc., 3.800%, 3/15/2022	4,847,495

		11,499,519

	Total Non-Convertible Bonds (Identified Cost $1,105,026,213)	1,076,632,454

Convertible Bonds — 1.1%
	Cable Satellite — 0.6%
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	3,908,068
3,625,000	DISH Network Corp., 3.375%, 8/15/2026	3,486,887

		7,394,955

	Diversified Manufacturing — 0.0%
600,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	579,193

	Independent Energy — 0.0%
1,280,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	609,772

	Pharmaceuticals — 0.3%
3,460,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	3,655,486

	Technology — 0.2%
2,590,000	CalAmp Corp., 2.000%, 8/01/2025	2,152,678

	Total Convertible Bonds (Identified Cost $15,479,315)	14,392,084

	Total Bonds and Notes (Identified Cost $1,120,505,528)	1,091,024,538

Senior Loans — 2.4%
	Aerospace & Defense — 0.0%
367,609	Science Applications International Corp., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.549%, 10/31/2025(b)	368,469

	Building Materials — 0.6%
2,214,450	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1-month LIBOR + 2.000%, 3.799%, 1/15/2027(b)	2,224,149
5,114,692	Jeld-Wen, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 2.000%, 3.945%, 12/14/2024(b)	5,116,841

		7,340,990

	Cable Satellite — 0.2%
919,529	CSC Holdings LLC, 2019 Term Loan B5, 1-month LIBOR + 2.500%, 4.240%, 4/15/2027(b)	922,591

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 3-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(b)	$2,163,430

		3,086,021

	Chemicals — 0.2%
3,347,251	Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, 3-month LIBOR + 1.750%, 3.695%, 6/01/2024(b)	3,351,903

	Electric — 0.1%
193,573	AES Corp., 2018 Term Loan B, 3-month LIBOR + 1.750%, 3.659%, 5/31/2022(b)	193,573
867,728	Calpine Corp., Term Loan B5, 1/15/2024(l)	871,659

		1,065,232

	Food & Beverage — 0.1%
650,000	Aramark Services, Inc., 2019 Term Loan B4, 1/27/2027(l)	653,048

	Healthcare — 0.4%
4,672,603	IQVIA, Inc., 2018 USD Term Loan B3, 3-month LIBOR + 1.750%, 3.695%, 6/11/2025(b)	4,693,069

	Independent Energy — 0.2%
811,000	California Resources Corp., 2017 1st Lien Term Loan, 1-month LIBOR + 4.750%, 6.555%, 12/31/2022(b)	722,804
3,740,000	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 7.799%, 3/01/2024(b)	1,421,200

		2,144,004

	Restaurants — 0.1%
2,050,782	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 3.549%, 11/19/2026(b)	2,052,813

	Technology — 0.3%
4,580,943	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.549%, 1/02/2026(b)	4,565,185

	Transportation Services — 0.2%
2,435,873	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 5.299%, 7/13/2023(b)	2,428,467

	Total Senior Loans (Identified Cost $33,826,561)	31,749,201

Collateralized Loan Obligations — 2.6%
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 3.951%, 7/16/2031, 144A(b)	461,949
475,000	Apidos CLO XXXII, Series 2019-32A, Class D, 3-month LIBOR + 3.500%, 2.946%, 1/20/2033, 144A(b)(e)	475,000
3,275,188	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 3.203%, 7/18/2026, 144A(a)(b)	3,275,028
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 7.851%, 10/15/2030, 144A(b)(g)(i)	825,942

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations — (continued)
$5,046,148	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 2.993%, 4/18/2027, 144A(a)(b)	$5,045,784
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 7.749%, 11/22/2031, 144A(b)(g)(i)	1,324,590
1,998,438	Halcyon Loan Advisors Funding Ltd., Series 2014-2A, Class A1BR, 3-month LIBOR + 1.180%, 3.116%, 4/28/2025, 144A(a)(b)	1,998,398
3,447,834	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 2.770%, 7/25/2027, 144A(a)(b)	3,446,890
350,168	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3-month LIBOR + 1.200%, 3.166%, 10/20/2026, 144A(b)	349,904
1,175,000	Madison Park Funding XII Ltd., Series 2014-12A, Class B1R, 3-month LIBOR + 1.650%, 3.616%, 7/20/2026, 144A(b)	1,176,638
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 4.084%, 1/23/2031, 144A(b)	459,495
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 4.934%, 1/23/2031, 144A(b)	292,949
815,000	Milos CLO Ltd., Series 2017-1A, Class E, 3-month LIBOR + 6.300%, 8.266%, 10/20/2030, 144A(b)(g)(i)	800,830
4,085,000	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 2.821%, 10/13/2027, 144A(a)(b)	4,070,477
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 7.716%, 10/20/2030, 144A(b)(g)(i)	472,409
600,000	Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3-month LIBOR + 0.850%, 2.851%, 7/15/2027, 144A(b)	598,672
250,000	OZLM XIII Ltd., Series 2015-13A, Class A1R, 3-month LIBOR + 1.080%, 3.016%, 7/30/2027, 144A(b)	249,477
3,965,000	Parallel Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.850%, 2.816%, 7/20/2027, 144A(a)(b)	3,957,825
250,000	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, 3-month LIBOR + 1.150%, 3.084%, 1/23/2029, 144A(b)	249,922
169,322	Staniford Street CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.180%, 3.074%, 6/15/2025, 144A(b)	169,288
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 7.690%, 7/25/2031, 144A(b)(g)(i)	858,574
194,276	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3-month LIBOR + 0.800%, 2.714%, 2/28/2026, 144A(b)	193,950
2,780,876	West CLO Ltd., Series 2014-1A, Class A1R, 3-month LIBOR + 0.920%, 2.923%, 7/18/2026, 144A(b)	2,778,278

	Total Collateralized Loan Obligations (Identified Cost $33,614,330)	33,532,269

Loan Participations — 0.4%
	ABS Other — 0.4%
4,995,282	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037 (Identified Cost $4,984,272)	5,003,559

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 1.4%
	Aerospace & Defense — 0.0%
518	Lockheed Martin Corp.	$201,699

	Airlines — 0.0%
927	Delta Air Lines, Inc.	54,211

	Banks — 0.0%
2,534	Citigroup, Inc.	202,441
3,376	Popular, Inc.	198,340

		400,781

	Biotechnology — 0.1%
2,228	AbbVie, Inc.	197,267
821	Amgen, Inc.	197,919
2,999	Gilead Sciences, Inc.	194,875

		590,061

	Capital Markets — 0.0%
562	Apollo Global Management, Inc.	26,813
2,133	LPL Financial Holdings, Inc.	196,769

		223,582

	Chemicals — 0.2%
4,054	CF Industries Holdings, Inc.	193,538
138,555	Hexion Holdings Corp., Class B(h)	1,766,576
331	LyondellBasell Industries NV, Class A	31,273

		1,991,387

	Communications Equipment — 0.0%
4,253	Cisco Systems, Inc.	203,974

	Construction Materials — 0.2%
673,076	Cemex SAB de CV, Sponsored ADR	2,544,227

	Diversified Telecommunication Services — 0.0%
5,221	AT&T, Inc.	204,037
3,300	Verizon Communications, Inc.	202,620

		406,657

	Electric Utilities — 0.1%
1,925	Duke Energy Corp.	175,579
2,150	Evergy, Inc.	139,944
4,385	Exelon Corp.	199,912
2,507	FirstEnergy Corp.	121,840

		637,275

	Electrical Equipment — 0.0%
2,095	Eaton Corp. PLC	198,438
609	Rockwell Automation, Inc.	123,426

		321,864

	Food Products — 0.0%
2,179	Tyson Foods, Inc., Class A	198,376

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 0.1%
2,235	AmerisourceBergen Corp.	$190,020
541	Humana, Inc.	198,287
669	UnitedHealth Group, Inc.	196,673

		584,980

	Hotels, Restaurants & Leisure — 0.0%
875	McDonald’s Corp.	172,909
2,295	Starbucks Corp.	201,776
1,993	Yum! Brands, Inc.	200,755

		575,440

	Household Durables — 0.0%
2,033	Garmin Ltd.	198,340

	Household Products — 0.0%
1,592	Procter & Gamble Co. (The)	198,841

	Industrial Conglomerates — 0.0%
1,167	Honeywell International, Inc.	206,559

	Insurance — 0.1%
3,903	MetLife, Inc.	198,936
2,800	Progressive Corp. (The)	202,692
1,682	Prudential Financial, Inc.	157,671
6,743	Unum Group	196,626

		755,925

	Internet & Direct Marketing Retail — 0.0%
1,434	Expedia Group, Inc.	155,073

	IT Services — 0.1%
1,215	Automatic Data Processing, Inc.	207,158
1,516	Fidelity National Information Services, Inc.	210,860
2,087	Leidos Holdings, Inc.	204,296
673	MasterCard, Inc., Class A	200,951
2,351	Paychex, Inc.	199,976
345	Visa, Inc., Class A	64,826

		1,088,067

	Machinery — 0.1%
1,354	Caterpillar, Inc.	199,959
1,100	Cummins, Inc.	196,856
1,109	Illinois Tool Works, Inc.	199,209

		596,024

	Media — 0.1%
4,589	Comcast Corp., Class A	206,367
2,544	Omnicom Group, Inc.	206,115
4,429	ViacomCBS, Inc., Class B	185,885

		598,367

	Multiline Retail — 0.0%
1,548	Target Corp.	198,469

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 0.1%
349,549	Bellatrix Exploration Ltd.(d)(e)(f)(g)(h)	$—
1,884	Dommo Energia S.A., Sponsored ADR(h)	8,384
7,100	Enterprise Products Partners LP	199,936
3,171	Magellan Midstream Partners LP	199,361
1,846	Phillips 66	205,663
10,149	Plains GP Holdings LP, Class A(h)	192,323
73,856	Whiting Petroleum Corp.(h)	542,103

		1,347,770

	Pharmaceuticals — 0.1%
3,152	Bristol-Myers Squibb Co.	202,327
1,414	Johnson & Johnson	206,260
2,336	Merck & Co., Inc.	212,459
5,100	Pfizer, Inc.	199,818

		820,864

	REITs – Storage — 0.0%
6,125	Iron Mountain, Inc.	195,204

	Semiconductors & Semiconductor Equipment — 0.1%
3,305	Applied Materials, Inc.	201,737
608	Broadcom, Inc.	192,140
3,445	Intel Corp.	206,183
1,143	KLA Corp.	203,648
247	Lam Research Corp.	72,223
2,257	QUALCOMM, Inc.	199,135
1,512	Texas Instruments, Inc.	193,975
1,002	Universal Display Corp.	206,482

		1,475,523

	Software — 0.0%
100	Intuit, Inc.	26,193
1,282	Microsoft Corp.	202,171
3,552	Oracle Corp.	188,185

		416,549

	Specialty Retail — 0.0%
2,264	Best Buy Co., Inc.	198,779
844	Home Depot, Inc. (The)	184,313

		383,092

	Technology Hardware, Storage & Peripherals — 0.0%
232	Apple, Inc.	68,127
5,503	Hewlett Packard Enterprise Co.	87,278
9,759	HP, Inc.	200,547

		355,952

	Tobacco — 0.0%
3,848	Altria Group, Inc.	192,053

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Tobacco — continued
2,297	Philip Morris International, Inc.	$195,452

		387,505

	Total Common Stocks (Identified Cost $33,985,382)	18,312,638

Preferred Stocks — 0.7%
Convertible Preferred Stocks — 0.4%
	Food & Beverage — 0.4%
42,272	Bunge Ltd., 4.875%	4,352,925

	Midstream — 0.0%
1,714	Chesapeake Energy Corp., 5.750%(e)(g)(i)	293,900
2,329	El Paso Energy Capital Trust I, 4.750%	119,850

		413,750

	Total Convertible Preferred Stocks (Identified Cost $5,225,333)	4,766,675

Non-Convertible Preferred Stocks — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(a) (Identified Cost $4,040,000)	4,171,300

	Total Preferred Stocks (Identified Cost $9,265,333)	8,937,975

Principal Amount (‡)
Other Investments — 0.6%
	Aircraft ABS — 0.6%
900	ECAF I Blocker Ltd.(d)(e)(f)(g) (Identified Cost $9,000,000)	7,776,000

Equity Linked Notes — 0.1%
38,287	Citigroup Global Markets Inc. (HP Inc.), 19.680%, 1/10/2020, 144A(e)(g)(i) (Identified Cost $666,730)	688,113

Total Purchased Options — 0.0%
	(Identified Cost $286,084) (see detail below)	264,620

Short-Term Investments — 5.9%
44,862,197	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $44,864,440 on 1/02/2020 collateralized by $200,000 U.S. Treasury Bond, 2.875% due 8/15/2045 valued at $222,582; $32,125,000 U.S. Treasury Note, 1.750% due 7/15/2022 valued at $32,501,216; $11,605,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2022 valued at $13,040,643 including accrued interest (Note 2 of Notes to Financial Statements)	44,862,197

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — (continued)
13,535,000	U.S. Treasury Bills, 1.519%, 9/10/2020(m)	$13,390,988
13,550,000	U.S. Treasury Bills, 1.526%, 10/08/2020(m)	13,390,599
5,755,000	U.S. Treasury Bills, 1.875%, 6/18/2020(m)(n)	5,713,636

	Total Short-Term Investments (Identified Cost $77,345,654)	77,357,420

	Total Investments — 98.0% (Identified Cost $1,323,479,874)	1,274,646,333
	Other assets less liabilities — 2.0%	26,076,422

	Net Assets — 100.0%	$1,300,722,755

Purchased Options — 0.0%

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Cost	Value (†)
Options on Securities — 0.0%
iShares® iBoxx $ High Yield Corporate Bond ETF, Put(h)	3/20/2020	86	524,000	$46,080,560	$286,084	$264,620

Written Options — (0.0%)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
AbbVie, Inc., Call	2/21/2020	92.50	(800)	$(70,832)	$(1,446)	$(992)
AmerisourceBergen Corp., Call	2/21/2020	87.50	(800)	(68,016)	(2,239)	(2,040)
Applied Materials, Inc., Call	2/21/2020	62.50	(2,300)	(140,392)	(5,444)	(4,865)
AT&T, Inc., Call	2/21/2020	40.00	(5,200)	(203,216)	(3,365)	(3,146)
Automatic Data Processing, Inc., Call	2/21/2020	175.00	(800)	(136,400)	(2,678)	(2,320)
Best Buy Co., Inc., Call	2/21/2020	92.50	(1,500)	(131,700)	(2,606)	(2,393)
Bristol-Myers Squibb Co., Call	2/21/2020	65.00	(2,200)	(141,218)	(3,184)	(3,707)
Broadcom, Inc., Call	2/21/2020	340.00	(200)	(63,204)	(769)	(550)
Caterpillar, Inc., Call	2/21/2020	150.00	(900)	(132,912)	(3,984)	(3,713)
CF Industries Holdings, Inc., Call	2/21/2020	50.00	(1,600)	(76,384)	(2,059)	(1,792)
Citigroup, Inc., Call	2/21/2020	80.00	(1,700)	(135,813)	(3,242)	(4,055)
Comcast Corp., Call	2/21/2020	45.00	(1,800)	(80,946)	(1,759)	(2,403)
Delta Air Lines, Inc., Call	2/21/2020	62.50	(700)	(40,936)	(705)	(392)
Exelon Corp., Call	2/21/2020	46.00	(1,700)	(77,503)	(1,304)	(1,530)
Gilead Sciences, Inc., Call	2/21/2020	70.00	(2,900)	(188,442)	(4,603)	(2,842)
Hewlett Packard Enterprise Co., Call	2/21/2020	17.00	(3,800)	(60,268)	(1,053)	(1,007)
HP, Inc., Call	2/21/2020	21.00	(6,800)	(139,740)	(3,790)	(3,434)
Humana, Inc., Call	2/21/2020	375.00	(400)	(146,608)	(5,283)	(4,500)
Intel Corp., Call	2/21/2020	60.00	(2,400)	(143,640)	(4,865)	(5,112)
Johnson & Johnson, Call	2/21/2020	150.00	(900)	(131,283)	(1,761)	(1,701)
Leidos Holdings, Inc., Call	2/21/2020	100.00	(2,000)	(195,780)	(5,179)	(5,400)

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (continued)
Merck & Co., Inc., Call	2/21/2020	92.50	(900)	$(81,855)	$(1,896)	$(1,552)
MetLife, Inc., Call	2/21/2020	52.50	(2,700)	(137,619)	(2,017)	(1,890)
Microsoft Corp., Call	2/21/2020	160.00	(500)	(78,850)	(1,849)	(1,837)
Phillips 66, Call	2/21/2020	115.00	(1,400)	(155,974)	(3,370)	(2,345)
Plains GP Holdings LP, Call	2/21/2020	20.00	(7,100)	(134,545)	(2,536)	(2,130)
Procter & Gamble Co. (The), Call	2/21/2020	130.00	(1,100)	(137,390)	(1,570)	(1,237)
QUALCOMM, Inc., Call	2/21/2020	95.00	(1,800)	(158,814)	(3,091)	(2,439)
Starbucks Corp., Call	2/21/2020	90.00	(900)	(79,128)	(1,932)	(1,620)
Target Corp., Call	2/21/2020	130.00	(1,000)	(128,210)	(3,787)	(3,550)
Tyson Foods, Inc., Call	2/21/2020	92.50	(1,700)	(154,768)	(4,738)	(4,888)
Verizon Communications, Inc., Call	2/21/2020	62.50	(2,300)	(141,220)	(2,123)	(1,529)

Total					$(90,227)	$(82,911)

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on securities are expressed as shares.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2019 is disclosed.
(d)	Fair valued by the Fund’s adviser. At December 31, 2019, the value of these securities amounted to $14,208,018 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Securities subject to restriction on resale. At December 31, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Bellatrix Exploration Ltd., 8.500%	6/04/2019	$854,560	$523,200	Less than 0.1%
Bellatrix Exploration Ltd., 12.500% (9.500% PIK, 3.000% Cash)	6/04/2019	570,621	—	—
Bellatrix Exploration Ltd.	6/04/2019	439,289	—	—
ECAF I Blocker Ltd.	6/18/2015	9,000,000	7,776,000	0.6%
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	2,136,024	1,779,094	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	942,002	558,136	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	2,657,606	—	—

(g)	Illiquid security. (Unaudited)
(h)	Non-income producing security.
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $13,690,988 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

(k)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were made during the period.
(l)	Position is unsettled. Contract rate was not determined at December 31, 2019 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $611,638,653 or 47.0% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARS	Auction Rate Security
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2019, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Enel SpA	(1.00%)	6/20/2023	550,000 EUR	$(221)	$(13,563)	$(13,342)
Morgan Stanley Capital Services, Inc.	Enel SpA	(1.00%)	12/20/2023	6,115,000 EUR	32,446	(155,604)	(188,050)

Total						$(169,167)	$(201,392)

[1]	Payments are made quarterly.

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	1/21/2020	CAD	S	3,020,000	$2,286,216	$2,325,917	$(39,701)
Bank of America, N.A.	2/21/2020	EUR	S	1,665,000	1,855,997	1,873,333	(17,336)
Bank of America, N.A.	1/15/2020	NOK	B	130,790,000	14,348,482	14,898,455	549,973
Barclays Bank PLC	1/21/2020	EUR	S	1,955,000	2,189,214	2,195,376	(6,162)
Barclays Bank PLC	3/16/2020	MYR	B	62,755,000	15,077,363	15,316,733	239,370
Citibank N.A.	1/30/2020	BRL	B	27,615,000	6,897,715	6,859,479	(38,236)
Citibank N.A.	2/18/2020	SGD	S	45,150,000	33,158,909	33,582,661	(423,752)
Credit Suisse International	1/02/2020	COP	S	18,400,000,000	5,295,574	5,597,418	(301,844)
Deutsche Bank AG	1/31/2020	EUR	S	2,000,000	2,233,298	2,247,302	(14,004)
Deutsche Bank AG	1/31/2020	GBP	B	1,375,000	1,777,749	1,822,791	45,042
Deutsche Bank AG	1/31/2020	GBP	S	5,095,000	6,570,130	6,754,268	(184,138)
HSBC Bank USA	1/22/2020	AUD	B	19,130,000	13,157,560	13,430,981	273,421
Morgan Stanley Capital Services, Inc.	1/02/2020	COP	B	18,400,000,000	5,535,832	5,597,417	61,585
Morgan Stanley Capital Services, Inc.	4/07/2020	COP	S	18,400,000,000	5,507,498	5,569,177	(61,679)
Morgan Stanley Capital Services, Inc.	1/31/2020	ZAR	S	315,790,000	21,345,094	22,463,234	(1,118,140)
UBS AG	1/15/2020	HUF	B	2,031,865,000	6,770,777	6,890,346	119,569
UBS AG	1/22/2020	THB	S	471,555,000	15,561,074	15,750,132	(189,058)

Total							$(1,105,090)

At December 31, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/20/2020	175	$31,786,632	$31,789,844	$(3,212)

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Strategic Alpha Fund – (continued)

Industry Summary at December 31, 2019

ABS Car Loan	12.1%
ABS Home Equity	9.2
Banking	6.3
ABS Other	6.0
Automotive	4.3
ABS Credit Card	3.8
Non-Agency Commercial Mortgage-Backed Securities	3.8
Pharmaceuticals	3.0
Technology	2.9
ABS Whole Business	2.6
Life Insurance	2.2
Food & Beverage	2.2
Government Owned-No Guarantee	2.0
Other Investments, less than 2% each	29.0
Short-Term Investments	5.9
Collateralized Loan Obligations	2.6
Equity Linked Notes	0.1

Total Investments	98.0
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 98.3% of Net Assets
	Air Freight & Logistics — 1.9%
244,599	Expeditors International of Washington, Inc.	$19,083,614

	Airlines — 0.9%
298,100	American Airlines Group, Inc.	8,549,508

	Automobiles — 2.7%
923,200	Fiat Chrysler Automobiles NV	13,561,808
348,600	General Motors Co.	12,758,760

		26,320,568

	Banks — 6.0%
634,470	Bank of America Corp.	22,346,033
285,300	Citigroup, Inc.	22,792,617
255,800	Wells Fargo & Co.	13,762,040

		58,900,690

	Beverages — 4.6%
153,316	Coca-Cola Co. (The)	8,486,041
59,400	Constellation Brands, Inc., Class A	11,271,150
391,977	Monster Beverage Corp.(a)	24,910,138

		44,667,329

	Biotechnology — 5.1%
26,851	Amgen, Inc.	6,472,970
97,669	BioMarin Pharmaceutical, Inc.(a)	8,257,914
93,264	Regeneron Pharmaceuticals, Inc.(a)	35,018,767

		49,749,651

	Capital Markets — 8.1%
229,700	Bank of New York Mellon Corp. (The)	11,560,801
345,000	Charles Schwab Corp. (The)	16,408,200
34,125	FactSet Research Systems, Inc.	9,155,738
46,044	MSCI, Inc.	11,887,640
209,930	SEI Investments Co.	13,746,216
214,600	State Street Corp.	16,974,860

		79,733,455

	Communications Equipment — 1.2%
244,734	Cisco Systems, Inc.	11,737,443

	Consumer Finance — 2.0%
2,142	American Express Co.	266,657
186,200	Capital One Financial Corp.	19,161,842

		19,428,499

	Electronic Equipment, Instruments & Components — 1.6%
159,100	TE Connectivity Ltd.	15,248,144

	Energy Equipment & Services — 0.9%
229,212	Schlumberger Ltd.	9,214,322

	Entertainment — 2.0%
59,490	Netflix, Inc.(a)	19,249,179

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Food Products — 0.9%
541,791	Danone S.A., Sponsored ADR	$8,934,134

	Health Care Equipment & Supplies — 0.6%
1,016	Alcon, Inc.(a)	57,475
37,918	Varian Medical Systems, Inc.(a)	5,384,735

		5,442,210

	Health Care Providers & Services — 1.2%
158,700	CVS Health Corp.	11,789,823

	Health Care Technology — 1.3%
178,442	Cerner Corp.	13,095,858

	Hotels, Restaurants & Leisure — 4.9%
100,200	Hilton Worldwide Holdings, Inc.	11,113,182
137,941	Starbucks Corp.	12,127,773
353,782	Yum China Holdings, Inc.	16,985,074
74,833	Yum! Brands, Inc.	7,537,928

		47,763,957

	Household Products — 1.6%
102,885	Colgate-Palmolive Co.	7,082,603
71,201	Procter & Gamble Co. (The)	8,893,005

		15,975,608

	Industrial Conglomerates — 1.4%
1,217,750	General Electric Co.	13,590,090

	Insurance — 1.3%
255,555	American International Group, Inc.	13,117,638

	Interactive Media & Services — 9.6%
27,460	Alphabet, Inc., Class A(a)	36,779,650
9,311	Alphabet, Inc., Class C(a)	12,448,993
219,096	Facebook, Inc., Class A(a)	44,969,454

		94,198,097

	Internet & Direct Marketing Retail — 8.5%
154,130	Alibaba Group Holding Ltd., Sponsored ADR(a)	32,690,973
18,155	Amazon.com, Inc.(a)	33,547,535
7,100	Booking Holdings, Inc.(a)	14,581,483
290,543	Qurate Retail, Inc., Class A(a)	2,449,278

		83,269,269

	IT Services — 4.7%
31,215	Automatic Data Processing, Inc.	5,322,158
21,500	MasterCard, Inc., Class A	6,419,685
185,188	Visa, Inc., Class A	34,796,825

		46,538,668

	Machinery — 2.2%
63,100	Caterpillar, Inc.	9,318,608
69,111	Deere & Co.	11,974,172

		21,292,780

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Media — 3.2%
34,260	Charter Communications, Inc., Class A(a)	$16,618,841
328,200	Comcast Corp., Class A	14,759,154

		31,377,995

	Oil, Gas & Consumable Fuels — 2.0%
425,400	Apache Corp.	10,885,986
95,900	Concho Resources, Inc.	8,397,963

		19,283,949

	Pharmaceuticals — 4.3%
43,465	Merck & Co., Inc.	3,953,142
92,482	Novartis AG, Sponsored ADR	8,757,121
232,806	Novo Nordisk AS, Sponsored ADR	13,474,811
387,437	Roche Holding AG, Sponsored ADR	15,753,188

		41,938,262

	Semiconductors & Semiconductor Equipment — 4.5%
184,230	Intel Corp.	11,026,166
75,121	NVIDIA Corp.	17,675,971
173,273	QUALCOMM, Inc.	15,287,877

		43,990,014

	Software — 6.4%
134,370	Autodesk, Inc.(a)	24,651,520
91,318	Microsoft Corp.	14,400,849
451,156	Oracle Corp.	23,902,245

		62,954,614

	Technology Hardware, Storage & Peripherals — 1.0%
34,190	Apple, Inc.	10,039,893

	Textiles, Apparel & Luxury Goods — 1.7%
770,615	Under Armour, Inc., Class A(a)	16,645,284

	Total Common Stocks (Identified Cost $685,170,165)	963,120,545

Principal Amount
Short-Term Investments — 1.9%
$18,184,899	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $18,185,809 on 1/02/2020 collateralized by $16,710,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $17,549,042; $905,000 U.S. Treasury Bond, 2.875% due 8/15/2045 valued at $1,007,183 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,184,899)	18,184,899

	Total Investments — 100.2% (Identified Cost $703,355,064)	981,305,444
	Other assets less liabilities — (0.2)%	(1,941,049)

	Net Assets — 100.0%	$979,364,395

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2019

Natixis U.S. Equity Opportunities Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2019

Interactive Media & Services	9.6%
Internet & Direct Marketing Retail	8.5
Capital Markets	8.1
Software	6.4
Banks	6.0
Biotechnology	5.1
Hotels, Restaurants & Leisure	4.9
IT Services	4.7
Beverages	4.6
Semiconductors & Semiconductor Equipment	4.5
Pharmaceuticals	4.3
Media	3.2
Automobiles	2.7
Machinery	2.2
Consumer Finance	2.0
Oil, Gas & Consumable Fuels	2.0
Entertainment	2.0
Other Investments, less than 2% each	17.5
Short-Term Investments	1.9

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

This Page Intentionally Left Blank

|  48

Statements of Assets and Liabilities

December 31, 2019

	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$1,323,479,874	$703,355,064
Net unrealized appreciation (depreciation)	(48,833,541)	277,950,380

Investments at value	1,274,646,333	981,305,444
Cash	2,203,496	671,465
Due from brokers (Note 2)	16,160,000	—
Foreign currency at value (identified cost $2,836,527 and $0, respectively)	2,663,704	—
Receivable for Fund shares sold	2,252,850	497,370
Receivable for securities sold	3,057,862	2,050,631
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	390,000	—
Dividends and interest receivable	7,496,111	434,304
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,288,960	—
Tax reclaims receivable	22,411	310,370
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	32,446	—
Prepaid expenses (Note 8)	67	42

TOTAL ASSETS	1,310,214,240	985,269,626

LIABILITIES
Options written, at value (premiums received $90,227 and $0, respectively) (Note 2)	82,911	—
Payable for securities purchased	4,154,320	4,007,997
Unrealized depreciation on bilateral swap agreements (Note 2)	201,392	—
Payable for Fund shares redeemed	1,128,647	671,169
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,394,050	—
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	221	—
Due to brokers (Note 2)	390,000	—
Payable for variation margin on futures contracts (Note 2)	63,144	—
Fees payable on swap agreements (Note 2)	2,471	—
Management fees payable (Note 6)	668,353	621,713
Deferred Trustees’ fees (Note 6)	164,270	411,134
Administrative fees payable (Note 6)	47,421	36,249
Payable to distributor (Note 6d)	7,767	6,556
Other accounts payable and accrued expenses	186,518	150,413

TOTAL LIABILITIES	9,491,485	5,905,231

NET ASSETS	$1,300,722,755	$979,364,395

NET ASSETS CONSIST OF:
Paid-in capital	$1,404,274,922	$682,334,358
Accumulated earnings (loss)	(103,552,167)	297,030,037

NET ASSETS	$1,300,722,755	$979,364,395

See accompanying notes to financial statements.

49  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$48,814,956	$616,921,773

Shares of beneficial interest	5,037,207	16,887,109

Net asset value and redemption price per share	$9.69	$36.53

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.12	$38.76

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$16,336,934	$77,923,877

Shares of beneficial interest	1,691,200	3,440,545

Net asset value and offering price per share	$9.66	$22.65

Class N shares:
Net assets	$297,300,361	$654,338

Shares of beneficial interest	30,739,683	15,005

Net asset value, offering and redemption price per share	$9.67	$43.61

Class Y shares:
Net assets	$938,270,504	$283,864,407

Shares of beneficial interest	97,056,748	6,516,644

Net asset value, offering and redemption price per share	$9.67	$43.56

See accompanying notes to financial statements.

|  50

Statements of Operations

For the Year Ended December 31, 2019

	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,086,720	$14,706,847 (a)
Non-cash dividends (Note 2b)	—	816,007
Interest	59,005,425	239,769
Less net foreign taxes withheld	(21,881)	(126,474)

	61,070,264	15,636,149

Expenses
Management fees (Note 6)	8,883,753	7,358,759
Service and distribution fees (Note 6)	353,262	2,310,926
Administrative fees (Note 6)	661,632	432,141
Trustees’ fees and expenses (Note 6)	78,066	81,830
Transfer agent fees and expenses (Notes 6 and 7)	798,150	801,193
Audit and tax services fees	84,763	41,779
Custodian fees and expenses	107,057	37,663
Legal fees (Note 8)	44,310	27,577
Registration fees	102,827	88,473
Shareholder reporting expenses	53,060	62,869
Miscellaneous expenses (Note 8)	61,878	51,795

Total expenses	11,228,758	11,295,005
Less waiver and/or expense reimbursement (Note 6)	(8,607)	(6,044)

Net expenses	11,220,151	11,288,961

Net investment income	49,850,113	4,347,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	5,038,961	90,186,547
Futures contracts	(12,532,939)	—
Options written	(754,866)	—
Swap agreements	3,926,446	—
Forward foreign currency contracts (Note 2d)	(2,918,485)	—
Foreign currency transactions (Note 2c)	(830,605)	—
Net change in unrealized appreciation (depreciation) on:
Investments	23,392,481	167,414,696
Futures contracts	(360,158)	—
Options written	(94,539)	—
Swap agreements	(6,019,174)	—
Forward foreign currency contracts (Note 2d)	(979,355)	—
Foreign currency translations (Note 2c)	32,082	—

Net realized and unrealized gain on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	7,899,849	257,601,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,749,962	$261,948,431

(a)	Includes a non-recurring dividend of $1,569,910.

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$49,850,113	$45,919,105
Net realized gain (loss) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(8,071,488)	10,761,528
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	15,971,337	(53,347,336)

Net increase in net assets resulting from operations	57,749,962	3,333,297

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,581,199)	(974,914)
Class C	(411,487)	(700,709)
Class N	(8,768,965)	(9,315,262)
Class Y	(34,262,581)	(38,722,335)

Total distributions	(45,024,232)	(49,713,220)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(216,962,192)	398,742,039

Net increase (decrease) in net assets	(204,236,462)	352,362,116
NET ASSETS
Beginning of the year	1,504,959,217	1,152,597,101

End of the year	$1,300,722,755	$1,504,959,217

See accompanying notes to financial statements.

|  52

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$4,347,188	$2,195,963
Net realized gain on investments	90,186,547	99,574,323
Net change in unrealized appreciation (depreciation) on investments	167,414,696	(167,182,286)

Net increase (decrease) in net assets resulting from operations	261,948,431	(65,412,000)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(63,482,836)	(55,296,627)
Class C	(12,360,421)	(12,571,844)
Class N	(44,503)	(100)
Class Y	(26,597,489)	(27,216,994)

Total distributions	(102,485,249)	(95,085,565)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(78,802,617)	57,246,243

Net increase (decrease) in net assets	80,660,565	(103,251,322)
NET ASSETS
Beginning of the year	898,703,830	1,001,955,152

End of the year	$979,364,395	$898,703,830

See accompanying notes to financial statements.

53  |

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.62		$9.92		$9.86		$9.45	$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.33		0.32		0.30	0.26
Net realized and unrealized gain (loss)	0.04		(0.30)		(0.01)		0.31	(0.42)

Total from Investment Operations	0.34		0.03		0.31		0.61	(0.16)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.33)		(0.25)		(0.20)	(0.35)

Net asset value, end of the period	$9.69		$9.62		$9.92		$9.86	$9.45

Total return(b)	3.58%		0.39%		3.22	%(c)	6.57%	(1.68)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$48,815		$36,528		$28,020		$67,746	$116,055
Net expenses	0.99%		1.00	%(d)	1.05	%(e)(f)	1.10%	1.10%
Gross expenses	0.99%		1.00	%(d)	1.06%		1.10%	1.10%
Net investment income	3.10%		3.29%		3.26%		3.14%	2.66%
Portfolio turnover rate	414	%(g)	379	%(g)	178	%(h)	72%	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.00%.
(g)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(h)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.58		$9.88		$9.82		$9.42	$9.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.26		0.25		0.23	0.19
Net realized and unrealized gain (loss)	0.04		(0.31)		0.00	(b)(c)	0.30	(0.43)

Total from Investment Operations	0.27		(0.05)		0.25		0.53	(0.24)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.25)		(0.19)		(0.13)	(0.27)

Net asset value, end of the period	$9.66		$9.58		$9.88		$9.82	$9.42

Total return(d)	2.87	%(j)	(0.42)%		2.53%		5.70%	(2.44)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,337		$26,883		$33,759		$45,674	$62,453
Net expenses	1.73	%(e)	1.75	%(f)	1.81	%(g)	1.85%	1.85%
Gross expenses	1.74%		1.75	%(f)	1.81%		1.85%	1.85%
Net investment income	2.33%		2.61%		2.52%		2.40%	1.91%
Portfolio turnover rate	414	%(h)	379	%(h)	178	%(i)	72%	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Effective July 1, 2017, the expense limit decreased from 2.05% to 1.75%.
(h)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(i)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(j)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.60		$9.90		$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.34		0.25
Net realized and unrealized gain (loss)	0.04		(0.28)		(0.04)

Total from Investment Operations	0.37		0.06		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.36)		(0.21)

Net asset value, end of the period	$9.67		$9.60		$9.90

Total return	3.92%		0.68%		2.11	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$297,300		$255,226		$59,282
Net expenses	0.67%		0.70	%(d)	0.70	%(e)(f)(g)
Gross expenses	0.67%		0.70	%(d)	0.72	%(e)
Net investment income	3.39%		3.44%		3.83	%(e)
Portfolio turnover rate	414	%(h)	379	%(h)	178	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.70%.
(h)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of the period	$9.59		$9.90		$9.85		$9.44	$9.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.35		0.35		0.32	0.29
Net realized and unrealized gain (loss)	0.06		(0.31)		(0.01)		0.32	(0.43)

Total from Investment Operations	0.38		0.04		0.34		0.64	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.35)		(0.29)		(0.23)	(0.37)

Net asset value, end of the period	$9.67		$9.59		$9.90		$9.85	$9.44

Total return	3.96%		0.53%		3.48	%(b)	6.86%	(1.43)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$938,271		$1,186,322		$1,031,537		$1,083,527	$1,183,723
Net expenses	0.74%		0.75	%(c)	0.80	%(d)(e)	0.85%	0.85%
Gross expenses	0.74%		0.75	%(c)	0.81%		0.85%	0.85%
Net investment income	3.33%		3.51%		3.53%		3.39%	2.91%
Portfolio turnover rate	414	%(f)	379	%(f)	178	%(g)	72%	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.75%.
(f)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(g)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$31.00		$36.90	$30.27		$27.60		$27.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	(b)	0.08	0.06		0.12		0.06
Net realized and unrealized gain (loss)	9.34		(2.51)	7.88		3.12		1.55

Total from Investment Operations	9.49		(2.43)	7.94		3.24		1.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.05)	(0.06)		(0.12)		—
Net realized capital gains	(3.79)		(3.42)	(1.25)		(0.45)		(1.41)

Total Distributions	(3.96)		(3.47)	(1.31)		(0.57)		(1.41)

Net asset value, end of the period	$36.53		$31.00	$36.90		$30.27		$27.60

Total return(c)	31.03	%(b)	(6.48)%	26.28%		11.86%		5.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$616,922		$523,665	$604,330		$472,436		$422,069
Net expenses	1.17%		1.16%	1.21	%(d)	1.23	%(e)	1.25	%(f)
Gross expenses	1.17%		1.16%	1.21%		1.23	%(e)	1.25%
Net investment income	0.42	%(b)	0.20%	0.16%		0.42%		0.21%
Portfolio turnover rate	12%		23%	17%		17%		20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Effective July 1, 2015, the expense limit decreased from 1.30% to 1.25%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$20.42		$25.73	$21.54		$19.86		$20.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07	)(b)	(0.14)	(0.14)		(0.07)		(0.11)
Net realized and unrealized gain (loss)	6.10		(1.75)	5.58		2.22		1.14

Total from Investment Operations	6.03		(1.89)	5.44		2.15		1.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		—	(0.00	)(c)	(0.02)		—
Net realized capital gains	(3.79)		(3.42)	(1.25)		(0.45)		(1.41)

Total Distributions	(3.80)		(3.42)	(1.25)		(0.47)		(1.41)

Net asset value, end of the period	$22.65		$20.42	$25.73		$21.54		$19.86

Total return(d)	30.06	%(b)	(7.18)%	25.35%		11.02%		5.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$77,924		$78,783	$112,615		$72,768		$61,864
Net expenses	1.92%		1.91%	1.96	%(e)	1.98	%(f)	2.00	%(g)
Gross expenses	1.92%		1.91%	1.96%		1.98	%(f)	2.00%
Net investment loss	(0.31	)%(b)	(0.54)%	(0.59)%		(0.33)%		(0.54)%
Portfolio turnover rate	12%		23%	17%		17%		20%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$36.37		$42.63	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	(b)	0.25	0.12
Net realized and unrealized gain (loss)	11.14		(2.91)	6.20

Total from Investment Operations	11.33		(2.66)	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.18)	(0.16)
Net realized capital gains	(3.79)		(3.42)	(1.15)

Total Distributions	(4.09)		(3.60)	(1.31)

Net asset value, end of the period	$43.61		$36.37	$42.63

Total return(c)	31.44	%(b)	(6.11)%	16.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$654		$1	$1
Net expenses(e)	0.83%		0.76%	0.78	%(f)(g)
Gross expenses	1.42%		13.35%	13.41	%(f)
Net investment income	0.44	%(b)	0.56%	0.44	%(f)
Portfolio turnover rate	12%		23%	17	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$36.33		$42.61	$34.77		$31.61		$31.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	(b)	0.20	0.16		0.21		0.15
Net realized and unrealized gain (loss)	10.99		(2.92)	9.07		3.59		1.76

Total from Investment Operations	11.28		(2.72)	9.23		3.80		1.91

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.14)	(0.14)		(0.19)		(0.07)
Net realized capital gains	(3.79)		(3.42)	(1.25)		(0.45)		(1.41)

Total Distributions	(4.05)		(3.56)	(1.39)		(0.64)		(1.48)

Net asset value, end of the period	$43.56		$36.33	$42.61		$34.77		$31.61

Total return	31.36	%(b)(g)	(6.24)%	26.60%		12.13%		6.11%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$283,864		$296,255	$285,008		$143,231		$70,643
Net expenses	0.91	%(c)	0.91%	0.95	%(d)	0.98	%(e)	1.00	%(f)
Gross expenses	0.92%		0.91%	0.95%		0.98	%(e)	1.00%
Net investment income	0.69	%(b)	0.45%	0.40%		0.63%		0.46%
Portfolio turnover rate	12%		23%	17%		17%		20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Effective July 1, 2015, the expense limit decreased from 1.05% to 1.00%.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

See accompanying notes to financial statements.

61  |

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The U.S. Equity Opportunities Fund is a diversified investment company and the Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Strategic Alpha Fund and 5.75% for U.S. Equity Opportunities Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

|  62

Notes to Financial Statements (continued)

December 31, 2019

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Equity linked notes are valued using broker-dealer bid prices. Broker-dealer bid prices may be used to value debt, unlisted equity securities, senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing

63  |

Notes to Financial Statements (continued)

December 31, 2019

interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

|  64

Notes to Financial Statements (continued)

December 31, 2019

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of December 31, 2019, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Strategic Alpha Fund	$13,690,988	1.1%	$14,208,018	1.1%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

65  |

Notes to Financial Statements (continued)

December 31, 2019

Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2019, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Strategic Alpha Fund	$9,741,920

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as

|  66

Notes to Financial Statements (continued)

December 31, 2019

unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

67  |

Notes to Financial Statements (continued)

December 31, 2019

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized

|  68

Notes to Financial Statements (continued)

December 31, 2019

gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

There were no swaptions held by the Funds as of December 31, 2019.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that

69  |

Notes to Financial Statements (continued)

December 31, 2019

obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options, bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

|  70

Notes to Financial Statements (continued)

December 31, 2019

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, partnership basis adjustments, capital gains taxes, defaulted and/or non-income producing securities, swap adjustments, foreign currency gains and losses, convertible bond adjustments, distribution redesignations and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts

71  |

Notes to Financial Statements (continued)

December 31, 2019

reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, trust preferred securities, partnership basis adjustments, defaulted and/or non-income producing securities, swap adjustments, wash sales, convertible bond adjustments, forward foreign currency contract mark-to-market, straddle loss deferrals and corporate actions. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Strategic Alpha Fund	$45,024,232	$—	$45,024,232	$49,713,220	$—	$49,713,220
U.S. Equity Opportunities Fund	6,527,175	95,958,074	102,485,249	7,917,360	87,168,205	95,085,565

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

|  72

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$—	$297,964
Undistributed long-term capital gains	—	20,787,177

Total undistributed earnings	—	21,085,141

Capital loss carryforward:
Short-term:
No expiration date	(32,119,936)	—
Long-term:
No expiration date	(18,331,675)	—

Total capital loss carryforward	(50,451,611)	—

Late-year ordinary and post-October capital loss deferrals*	(2,056,475)	—

Unrealized appreciation (depreciation)	(50,764,145)	276,356,031

Total accumulated earnings (losses)	$(103,272,231)	$297,441,172

Capital loss carryforward utilized in the current year	$—	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Strategic Alpha Fund is deferring foreign currency losses.

As of December 31, 2019, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Unrealized appreciation (depreciation)
Investments	$(21,483,154)	$276,356,031
Foreign currency translations	(29,280,991)	—

Total unrealized appreciation (depreciation)	$(50,764,145)	$276,356,031

73  |

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Federal tax cost	$1,324,751,305	$704,949,413

Gross tax appreciation	$22,166,033	$309,959,076
Gross tax depreciation	(72,809,506)	(33,603,045)

Net tax appreciation (depreciation)	$(50,643,473)	$276,356,031

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

l.  Senior Loans.  Strategic Alpha Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

m.  Loan Participations.  Strategic Alpha Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, the Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, are listed in the Fund’s Portfolio of Investments.

n.  Collateralized Loan Obligations.  Strategic Alpha Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect

|  74

Notes to Financial Statements (continued)

December 31, 2019

the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

o.  Equity Linked Notes.  Strategic Alpha Fund may invest in equity linked notes. An equity linked note is a structured product that differs from a standard debt instrument where the cash payouts will be based on the return of an underlying equity. An equity linked note is typically purchased at a full nominal amount and includes a coupon with an enhanced yield relative to the dividend yield of the underlying security. At maturity the Fund will receive a redemption amount based on the final price of the underlying equity. The risk of investment in an equity linked note depends on the principal protection offered. Some equity linked notes may guarantee total principal or partial principal amounts while others may not provide any guarantee of principal. The maturity value may also be impacted to the extent of any limit on the return value as part of the note structure. Equity linked notes outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

p.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

q.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are

75  |

Notes to Financial Statements (continued)

December 31, 2019

recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2019.

r.  Stripped Securities.  Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

s.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above,

|  76

Notes to Financial Statements (continued)

December 31, 2019

the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2019, the Funds did not loan securities under this agreement.

t.  Unfunded Loan Commitments.  The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of December 31, 2019, the Funds did not have any unfunded loan commitments.

u.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

v.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

77  |

Notes to Financial Statements (continued)

December 31, 2019

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

|  78

Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$119,048,525	$801,522	(b)	$119,850,047
ABS Other	—	70,230,027	2,337,230	(c)(d)	72,567,257
Independent Energy	—	10,502,182	523,200	(b)(d)	11,025,382
Non-Agency Commercial Mortgage-Backed Securities	—	46,268,040	2,770,066	(b)	49,038,106
All Other Non-Convertible Bonds(a)	—	824,151,662	—		824,151,662

Total Non-Convertible Bonds	—	1,070,200,436	6,432,018		1,076,632,454

Convertible Bonds(a)	—	14,392,084	—		14,392,084

Total Bonds and Notes		1,084,592,520	6,432,018		1,091,024,538

Senior Loans(a)	—	31,749,201	—		31,749,201
Collateralized Loan Obligations	—	33,057,269	475,000	(e)	33,532,269
Loan Participations(a)	—	5,003,559	—		5,003,559
Common Stocks
Chemicals	224,811	1,766,576	—		1,991,387
Oil, Gas & Consumable Fuels	1,347,770	—	—	(d)	1,347,770
All Other Common Stocks(a)	14,973,481	—	—		14,973,481

Total Common Stocks	16,546,062	1,766,576	—		18,312,638

79  |

Notes to Financial Statements (continued)

December 31, 2019

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	$—	$4,352,925	$—		$4,352,925
Midstream	119,850	—	293,900	(e)	413,750
Non-Convertible Preferred Stocks
Cable Satellite	—	4,171,300	—		4,171,300

Total Preferred Stocks	119,850	8,524,225	293,900		8,937,975

Other Investments(a)	—	—	7,776,000	(b)	7,776,000
Equity Linked Notes	—	—	688,113	(e)	688,113
Purchased Options(a)	264,620	—	—		264,620
Short-Term Investments	—	77,357,420	—		77,357,420

Total Investments	16,930,532	1,242,050,770	15,665,031		1,274,646,333

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,288,960	—		1,288,960

Total	$16,930,532	$1,243,339,730	$15,665,031		$1,275,935,293

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Written Options(a)	$(82,911)	$—	$—		$(82,911)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(201,392)	—		(201,392)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,394,050)	—		(2,394,050)
Futures Contracts (unrealized depreciation)	(3,212)	—	—		(3,212)

Total	$(86,123)	$(2,595,442)	$—		$(2,681,565)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker.
(d)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.
(e)	Valued using broker-dealer bid prices.

|  80

Notes to Financial Statements (continued)

December 31, 2019

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$963,120,545	$—	$—	$963,120,545
Short-Term Investments	—	18,184,899	—	18,184,899

Total	$963,120,545	$18,184,899	$—	$981,305,444

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2018 and/or December 31, 2019:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$1		$—	$20,814	$(12,565)	$—
ABS Other	4,468,825		—	—	230,731	90,268
ABS Student Loan	4,307,138		—	—	—	—
Independent Energy	—	(a)	(80,267)	(58,230)	10,170,796	1,481,560
Non-Agency Commercial Mortgage-Backed Securities	—		—	—	76,723	—
Collateralized Loan Obligations	—		—	—	—	475,000
Loan Participations	6,733,310		—	(10,723)	53,613	—
Common Stocks
Oil, Gas & Consumable Fuels	—		—	—	(439,289)	439,289
Preferred Stocks
Midstream	—		—	—	(590,270)	—
Other Investments
Aircraft ABS	7,790,625		—	—	(14,625)	—
Equity Linked Notes	—		—	—	21,383	666,730

Total	$23,299,899		$(80,267)	$(48,139)	$9,496,497	$3,152,847

81  |

Notes to Financial Statements (continued)

December 31, 2019

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(254,603)	$1,047,875	$—	$801,522		$(12,565)
ABS Other	(86,459)	—	(2,366,135)	2,337,230	(a)	218,142
ABS Student Loan	—	—	(4,307,138)	—		—
Independent Energy	(10,990,659)	—	—	523,200	(a)	(926,299)
Non-Agency Commercial Mortgage-Backed Securities	—	2,693,343	—	2,770,066		76,723
Collateralized Loan Obligations	—	—	—	475,000		—
Loan Participations	(1,429,671)	—	(5,346,529)	—		—
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	(a)	(439,289)
Preferred Stocks
Midstream	—	884,170	—	293,900		(590,270)
Other Investments
Aircraft ABS	—	—	—	7,776,000		(14,625)
Equity Linked Notes	—	—	—	688,113		21,383

Total	$(12,761,392)	$4,625,388	$(12,019,802)	$15,665,031		$(1,666,800)

(a)	Includes securities fair valued at zero using level 3 inputs.

|  82

Notes to Financial Statements (continued)

December 31, 2019

Debt securities valued at $3,741,218 were transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $12,019,802 were transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A preferred stock valued at $884,170 was transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.   Derivatives.   Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Strategic Alpha Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2019, the Fund used futures, forward foreign currency contracts, option contracts, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2019, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

83  |

Notes to Financial Statements (continued)

December 31, 2019

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2019, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2019, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$—	$1,288,960	$1,288,960

Total over-the counter asset derivatives	$—	$1,288,960	$1,288,960

Exchange-traded/cleared asset derivatives
Interest rate contracts	$264,620	$—	$264,620

Total exchange-traded/cleared asset derivatives	$264,620	$—	$264,620

Total asset derivatives	$264,620	$1,288,960	$1,553,580

|  84

Notes to Financial Statements (continued)

December 31, 2019

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(2,394,050)	$—	$—	$(2,394,050)
Credit contracts	—	—	—	(169,167)	(169,167)

Total over-the counter liability derivatives	$—	$(2,394,050)	$—	$(169,167)	$(2,563,217)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(3,212)	$—	$(3,212)
Equity contracts	(82,911)	—	—	—	(82,911)

Total exchange-traded/cleared liability derivatives	$(82,911)	$—	$(3,212)	$—	$(86,123)

Total liability derivatives	$(82,911)	$(2,394,050)	$(3,212)	$(169,167)	$(2,649,340)

[1]	Represents purchased options, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities.

85  |

Notes to Financial Statements (continued)

December 31, 2019

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2019, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(5,894,204)	$—	$4,799,353	$—
Foreign exchange contracts	(346,401)	—	—	—	(2,918,485)
Credit contracts	—	—	—	(872,907)	—
Equity contracts	(821,890)	(6,638,735)	(754,866)	—	—

Total	$(1,168,291)	$(12,532,939)	$(754,866)	$3,926,446	$(2,918,485)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(32,456)	$—	$(5,824,977)	$—
Foreign exchange contracts	276,968	—	—	—	(979,355)
Credit contracts	—	—	—	(194,197)	—
Equity contracts	(21,464)	(327,702)	(94,539)	—	—

Total	$255,504	$(360,158)	$(94,539)	$(6,019,174)	$(979,355)

[4]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on

|  86

Notes to Financial Statements (continued)

December 31, 2019

gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	9.30%	9.77%	2.37%	24.99%
Highest Notional Amount Outstanding	12.54%	17.92%	5.00%	113.28%
Lowest Notional Amount Outstanding	6.61%	2.44%	0.57%	0.00%
Notional Amount Outstanding as of December 31, 2019	12.54%	2.44%	0.57%	0.00%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2019:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	0.06%	0.95%	2.02%	0.71%
Highest Market Value of Underlying Instruments	0.00%	3.54%	2.92%	2.69%
Lowest Market Value of Underlying Instruments	0.00%	0.00%	0.30%	0.00%
Market Value of Underlying Instruments as of December 31, 2019	0.00%	3.54%	0.30%	0.00%

*

Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

Amounts outstanding at the end of the prior period are included in the average amount outstanding.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements are entered into pursuant to International Swaps and Derivatives

87  |

Notes to Financial Statements (continued)

December 31, 2019

Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2019, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$549,973	$(70,600)	$479,373	$(300,000)	$179,373
Barclays Bank PLC	239,370	(6,162)	233,208	(90,000)	143,208
Deutsche Bank AG	45,042	(45,042)	—	—	—
HSBC Bank USA	273,421	—	273,421	—	273,421
Morgan Stanley Capital Services, Inc.	61,585	(61,585)	—	—	—
UBS AG	119,569	(119,569)	—	—	—

	$1,288,960	$(302,958)	$986,002	$(390,000)	$596,002

|  88

Notes to Financial Statements (continued)

December 31, 2019

Strategic Alpha Fund (continued)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(70,600)	$70,600	$—	$—	$—
Barclays Bank PLC	(6,162)	6,162	—	—	—
Citibank N.A.	(461,988)	—	(461,988)	350,000	(111,988)
Credit Suisse International	(301,844)	—	(301,844)	250,000	(51,844)
Deutsche Bank AG	(198,142)	45,042	(153,100)	—	(153,100)
Morgan Stanley Capital Services, Inc.	(1,335,423)	61,585	(1,273,838)	1,273,838	—
UBS AG	(189,058)	119,569	(69,489)	—	(69,489)

	$(2,563,217)	$302,958	$(2,260,259)	$1,873,838	$(386,421)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s

89  |

Notes to Financial Statements (continued)

December 31, 2019

customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$20,824,523	$18,257,727

Net loss amount reflects cash received as collateral of $390,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Strategic Alpha Fund	$4,184,284,850	$4,185,766,825	$1,365,915,872	$1,456,510,423
U.S. Equity Opportunities Fund	—	—	119,509,918	301,756,378

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to U.S. Equity Opportunities Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements for the Fund as listed below.

U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

|  90

Notes to Financial Statements (continued)

December 31, 2019

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis. Harris is a wholly-owned subsidiary of Natixis.

Under the terms of the subadvisory agreement, the Fund has agreed to pay its subadvisers a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Segment’s average daily net assets:

Fund	Subadviser	Percentage of Average Daily Net Assets
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Loomis Sayles is the investment adviser to Strategic Alpha Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60% of the first $1.25 billion and 0.55% in excess of $1.25 billion of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees

91  |

Notes to Financial Statements (continued)

December 31, 2019

or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2019, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Strategic Alpha Fund	$8,883,753	0.59%
U.S. Equity Opportunities Fund	7,358,759	0.75%

No expenses were recovered for either Fund during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

|  92

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Strategic Alpha Fund	$138,896	$53,592	$160,774
U.S. Equity Opportunities Fund	1,487,223	205,926	617,777

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Strategic Alpha Fund	$661,632	$8,402	$653,230
U.S. Equity Opportunities Fund	432,141	5,237	426,904

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping,

93  |

Notes to Financial Statements (continued)

December 31, 2019

processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Strategic Alpha Fund	$766,962
U.S. Equity Opportunities Fund	490,344

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Strategic Alpha Fund	$7,767
U.S. Equity Opportunities Fund	6,556

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019 were as follows:

Fund	Commissions
Strategic Alpha Fund	$1,673
U.S. Equity Opportunities Fund	27,750

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors,

|  94

Notes to Financial Statements (continued)

December 31, 2019

Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the U.S. Equity Opportunities Fund to reimburse

95  |

Notes to Financial Statements (continued)

December 31, 2019

any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above. Natixis Advisors had given a binding contractual undertaking to the Strategic Alpha Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through April 30, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2019, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Strategic Alpha Fund	$205
U.S. Equity Opportunities Fund	807

h.  Affiliated Ownership.  As of December 31, 2019, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.20% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Strategic Alpha Fund	$36,332	$13,936	$1,270	$746,612
U.S. Equity Opportunities Fund	485,415	67,258	807	247,713

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject

|  96

Notes to Financial Statements (continued)

December 31, 2019

to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Strategic Alpha Fund	2	12.43%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

97  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,057,576	$39,431,401	1,902,859	$18,643,184
Issued in connection with the reinvestment of distributions	153,689	1,492,303	87,934	860,102
Redeemed	(2,971,674)	(28,966,949)	(1,018,074)	(10,074,904)

Net change	1,239,591	$11,956,755	972,719	$9,428,382

Class C
Issued from the sale of shares	166,733	$1,611,447	632,600	$6,161,447
Issued in connection with the reinvestment of distributions	26,221	253,548	51,094	498,519
Redeemed	(1,308,080)	(12,656,029)	(1,295,865)	(12,777,946)

Net change	(1,115,126)	$(10,791,034)	(612,171)	$(6,117,980)

Class N
Issued from the sale of shares	3,995,830	$38,781,677	22,029,860	$218,736,227
Issued in connection with the reinvestment of distributions	905,302	8,768,965	952,881	9,315,262
Redeemed	(750,043)	(7,281,454)	(2,385,120)	(23,546,282)

Net change	4,151,089	$40,269,188	20,597,621	$204,505,207

Class Y
Issued from the sale of shares	33,476,137	$325,247,908	60,785,713	$599,944,907
Issued in connection with the reinvestment of distributions	2,397,834	23,222,284	2,375,280	23,181,067
Redeemed	(62,461,312)	(606,867,293)	(43,762,727)	(432,199,544)

Net change	(26,587,341)	$(258,397,101)	19,398,266	$190,926,430

Increase (decrease) from capital share transactions	(22,311,787)	$(216,962,192)	40,356,435	$398,742,039

|  98

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,147,417	$39,768,929	2,296,546	$86,556,990
Issued in connection with the reinvestment of distributions	1,642,521	59,555,999	1,653,093	51,341,261
Redeemed	(2,797,920)	(100,075,167)	(3,432,504)	(126,242,869)

Net change	(7,982)	$(750,239)	517,135	$11,655,382

Class C
Issued from the sale of shares	409,399	$9,361,060	1,030,778	$25,786,943
Issued in connection with the reinvestment of distributions	443,035	10,083,593	503,353	10,537,724
Redeemed	(1,269,592)	(29,351,029)	(2,053,605)	(52,913,322)

Net change	(417,158)	$(9,906,376)	(519,474)	$(16,588,655)

Class N
Issued from the sale of shares	14,461	$605,261	—	$—
Issued in connection with the reinvestment of distributions	1,020	44,503	3	100
Redeemed	(506)	(22,193)	—	—

Net change	14,975	$627,571	3	$100

Class Y
Issued from the sale of shares	1,739,715	$72,112,902	3,676,417	$160,325,492
Issued in connection with the reinvestment of distributions	514,088	22,126,509	628,147	22,760,558
Redeemed	(3,890,590)	(163,012,984)	(2,840,359)	(120,906,634)

Net change	(1,636,787)	$(68,773,573)	1,464,205	$62,179,416

Increase (decrease) from capital share transactions	(2,046,952)	$(78,802,617)	1,461,869	$57,246,243

99  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Natixis U.S. Equity Opportunities Fund and Loomis Sayles Strategic Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis U.S. Equity Opportunities Fund (one of the funds constituting the Natixis Funds Trust I), and Loomis Sayles Strategic Alpha Fund (one of the funds constituting the Natixis Funds II) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, and brokers; when replies

|  100

Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

101  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Strategic Alpha Fund	2.66%
U.S. Equity Opportunities Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2019.

Fund	Amount
U.S. Equity Opportunities Fund	$95,958,074

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Strategic Alpha Fund	3.39%
U.S. Equity Opportunities Fund	100.00%

|  102

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  104

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

105  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  106

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

107  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

|  108

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P., Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

109  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Erik R. Sirri, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19	1/1/18- 12/31/18	1/1/19- 12/31/19
Natixis Funds Trust II	$391,761	$384,766	$1,250	$1,237	$84,610	$124,109	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation.

2.	Tax fees consist of:

2018 & 2019 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $85,860 and $97,846 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“ASG”), Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, L.P. (“Natixis Advisors”), and entities controlling, controlled by or under common control with ASG, Loomis, and Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/18-	1/1/19-	1/1/18-	1/1/19-	1/1/18-	1/1/19-
	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19
Control Affiliates	$—	$—	$—	$26,750	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to ASG, Loomis, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/18-	1/1/19-
	12/31/18	12/31/19
Control Affiliates	$237,200	$302,257

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2020